As filed with the Securities and Exchange Commission
                              on February 19, 2004
                        Securities Act File No. 33-92982
                    Investment Company Act File No. 811-9054


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [x]

                         Pre Effective Amendment No.                    [ ]


                       Post Effective Amendment No. 22                  [x]


                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [x]


                              Amendment No. 23                          [x]


                        (Check appropriate box or boxes)


                         Credit Suisse Opportunity Funds
.................................................................................
               (Exact Name of Registrant as Specified in Charter)



         466 Lexington Avenue
         New York, New York  10017                              10017-3140
.................................................................................
(Address of Principal Executive Offices                         (Zip Code)
Registrant's Telephone Number, including Area Code:           (212) 875-3500



                                Hal Liebes, Esq.
                         Credit Suisse Opportunity Funds
                              466 Lexington Avenue
                          New York, New York 10017-3140
                     (Name and Address of Agent for Service)
                                    Copy to:
                 ................................................
                            Dianne E. O'Donnell, Esq.
                          Willkie Farr & Gallagher LLP
                               787 Seventh Avenue
                          New York, New York 10019-6099

Approximate Date of Proposed Public Offering:   February 29, 2004.


It is proposed that this filing will become effective (check appropriate box):


1.  [  ]  immediately upon filing pursuant to paragraph (b)
2.  [x]   on February 29, 2004 pursuant to paragraph (b)
3.  [  ]  60 days after filing pursuant to paragraph (a)(1)
4.  [  ]  on [date] pursuant to paragraph (a)(1)
5.  [  ]  75 days after filing pursuant to paragraph (a)(2)
6.  [  ]  on [date] pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

7. [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CREDIT SUISSE FUNDS

Prospectus

CLASS A SHARES


February 28, 2004


o    CREDIT SUISSE
     U.S. GOVERNMENT MONEY FUND

o    CREDIT SUISSE
     MUNICIPAL MONEY FUND

As with all mutual funds, the Securities and Exchange Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC

                                    CONTENTS

KEY POINTS                                                                 2
Goals and Principal Strategies                                             2
A Word About Risk                                                          2
Investor Profile                                                           3

PERFORMANCE SUMMARY                                                        3
Year-by-Year Total Returns                                                 3
Average Annual Total Returns                                               3

INVESTOR EXPENSES                                                          4
Fees and Fund Expenses                                                     4
Example                                                                    5

THE FUNDS IN DETAIL                                                        5
The Management Firm                                                        5
Fund Information Key                                                       5
U.S. GOVERNMENT MONEY FUND                                                 6

MUNICIPAL MONEY FUND                                                       7
MORE ABOUT RISK                                                            9
Introduction                                                               9
Types of Investment Risk                                                   10
Certain Investment Practices                                               10

MORE ABOUT YOUR FUND                                                       11
Share Valuation                                                            11
Account Statements                                                         11
Distributions                                                              12
Taxes                                                                      12

BUYING SHARES                                                              13

SELLING SHARES                                                             14

SHAREHOLDER SERVICES                                                       16

OTHER POLICIES                                                             16

OTHER INFORMATION                                                          17
About the Distributor                                                      17

FOR MORE INFORMATION                                               back cover

Each fund is a series of the Credit Suisse Opportunity Funds.



                                   KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES

FUND/GOAL                                                PRINCIPAL STRATEGIES                          PRINCIPAL RISK FACTORS
U.S. GOVERNMENT MONEY FUND FUND         o    A money market fund that invests at least 80% of     Credit risk
o    Maximum current income                  its net assets, plus any borrowings for              Income risk
     consistent with liquidity and           investment purposes, in U.S. Government              Interest-rate risk
     safety of principal                     securities including:                                Market risk
                                        o    obligations issued or guaranteed by the U.S.
                                             government, its agencies or instrumentalities
                                        o    fully-collateralized repurchase agreements
                                        o    Portfolio managers select investments based on       Credit risk
                                             factors such as yield, maturity and liquidity,       Income risk
                                             within the context of their interest-rate outlook    Interest-rate risk
                                        o    Seeks to maintain a stable share price of $1         Market risk


MUNICIPAL MONEY FUND
o    Maximum current income exempt      o    A money market fund that invests at least            Credit risk
     from federal income taxes               80% of its net assets, plus any borrowings for       Income risk
     consistent with liquidity               investment purposes, in municipal securities-debt    Interest-rate risk
     and safety of principal                 obiligations, the interest on which is exempt from   Market risk
                                             regular federal income tax.
                                        o    Invests in high quality short-term municipal
                                             securities
                                        o    May invest without limit in alternative minimum
                                             tax (AMT) securities
                                        o    Portfolio managers select
                                             investments based on C factors such
                                             as yield, maturity and liquidity, I
                                             within the context of their
                                             interest-rate outlook I
                                        o    Seeks to maintain a stable share price of $1


A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to your fund.

Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a fund.

CREDIT RISK

Both funds

The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. An issuer's failure to make scheduled interest or principal payments to a fund could reduce the fund's income level and share price.

INCOME RISK

Both funds

A fund's income level may decline because of falling interest rates and other market conditions. Each fund's yield will vary from day to day, generally reflecting changes in overall short-term interest rates. This should be an advantage when interest rates are rising, but not when rates are falling.

INTEREST-RATE RISK

Both funds

Changes in interest rates may cause a decline in the market value of an investment. With fixed-income securities, a rise in interest rates typically causes a fall in values.

A sharp and unexpected rise in interest rates could cause a money-market fund's share price to drop below $1. However, the extremely short maturity of securities held in money-market portfolios - a means of achieving an overall fund objective of principal safety - reduces their potential for price fluctuation.

MARKET RISK

Both funds

The market value of a security may fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments - including debt securities and the mutual funds that invest in them.

INVESTOR PROFILE

THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:

o    want to preserve the value of their investment

o are seeking a mutual fund for the money-market portion of an asset-allocation portfolio


o are investing emergency reserves or other money for which safety and accessibility are more important than total return


o for the Municipal Money Fund only, seek federally tax-exempt income from their investment

THESE FUNDS MAY NOT BE APPROPRIATE IF YOU:

o    want federal deposit insurance

o    desire the higher income available from longer-term fixed-income funds

o    are investing for capital appreciation


In addition, the Municipal Money Fund is not appropriate for IRAs or other tax-advantaged plans.


You should base your selection of a fund on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY

The bar chart and the table below provide an indication of the risks of investing in these funds. The bar chart shows you how each fund's performance has varied from year to year for up to 10 years. As with all mutual funds, past performance is not a prediction of future performance.

                                  ** GRAPHIC **

                           YEAR-BY-YEAR TOTAL RETURNS


YEAR ENDED 12/31:                     1998          1999           2000          2001          2002        2003
                                     5.00%          4.00%         6.00%          3.51%         0.94%       0.40%
U.S. GOVERNMENT MONEY FUND
Best quarter: 1.44% (Q3 00)
Worst quarter: 0.06% (Q4 03)
Inception date: 2/24/97

                                     3.00%          2.00%         3.00%          1.99%         0.67%       0.29%
MUNICIPAL MONEY FUND
Best quarter: 0.87% (Q4 00)
Worst quarter: 0.05% (Q4 03)
Inception date: 2/24/97

                          AVERAGE ANNUAL TOTAL RETURNS

                                                       FIVE
                                    ONE YEAR           YEARS           LIFE OF         INCEPTION
PERIOD ENDED 12/31/03:                2003           1999-2003          CLASS             DATE
U.S. GOVERNMENT MONEY FUND           0.40%             2.93%            3.41%           2/24/97
MUNICIPAL MONEY FUND                 0.29%             1.73%            2.01%           2/24/97

The total returns shown above are not the funds' yields. A fund's yield more closely reflects the fund's current earnings.

YIELD


To obtain a fund's current 7-day yield, call toll-free 1-800-927-2874.

                            UNDERSTANDING PERFORMANCE

o TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

o A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

o An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses are for the fiscal year ended October 31, 2003.

                                                          U.S.
                                                       GOVERNMENT     MUNICIPAL
                                                          MONEY         MONEY
                                                          FUND           FUND
SHAREHOLDER FEES
(paid directly from your investment)

Sales charge (load) on purchases                         NONE            NONE

Deferred sales charge (load)                             NONE            NONE

Sales charge (load) on reinvested distributions          NONE            NONE

Redemption fees                                          NONE            NONE

Exchange fees                                            NONE            NONE

ANNUAL FUND OPERATING EXPENSES
(deducted from fund assets)


Management fee                                          0.40%           0.40%

Distribution and service (12b-1) fee*                   0.25%           0.25%

Other expenses                                          0.57%           0.49%
                                                        ----            ----
Total annual fund operating expenses**                  1.22%           1.14%

* The maximum allowable amount payable for distributing each fund's Class A shares is 0.40% of that fund's average daily net assets. The Board of Trustees has currently limited the amount payable to 0.25% of the average daily net assets of each fund.

** Expected fees and expenses for the fiscal year ending October 31, 2004 (after waivers and expense reimbursements or credits) are shown below. Waivers and expense reimbursements are voluntary and may be reduced or discontinued at any time.

                                                    U.S.
EXPENSES AFTER                                   GOVERNMENT
WAIVERS, REIMBURSEMENTS                             MONEY        MUNICIPAL MONEY
OR CREDITS                                          FUND              FUND

Management fee                                      0.08%             0.13%

Distribution and service (12b-1) fee                0.25%             0.25%

Other expenses                                      0.57%             0.49%
                                                    ----              ----

NET ANNUAL FUND OPERATING EXPENSES                  0.90%             0.87%

                                     EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the second table on the opposite page (before fee waivers and expense reimbursements or credits) and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


                               ONE YEAR    THREE YEARS   FIVE YEARS   TEN YEARS
U.S. GOVERNMENT MONEY FUND       $124         $387          $670        $1,477
MUNICIPAL MONEY FUND             $116         $362          $628        $1,386




                               THE FUNDS IN DETAIL

THE MANAGEMENT FIRM

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o    Investment adviser for the funds

o Responsible for managing each fund's assets according to its goal and strategies

o A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients.


o As of December 31, 2003, Credit Suisse Asset Management companies managed approximately $51.0 billion in the U.S. and $317.9 billion globally

o Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Luxembourg, Milan, Moscow, Paris, Prague, Sao Paolo, Sydney, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

For the 2003 fiscal year, the U.S. Government Money Fund and the Municipal Money Fund paid CSAM 0.08% and 0.13%, respectively, of their average net assets for advisory services.


FUND INFORMATION KEY

A concise description of the funds follows. Each description provides the following information:

GOAL AND STRATEGIES

The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

FINANCIAL HIGHLIGHTS

A table showing the fund's audited financial performance for up to five years.


o TOTAL RETURN How much you would have earned or lost on an investment in the fund, assuming you had reinvested all distributions.

The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of the Prospectus.

                           U.S. GOVERNMENT MONEY FUND

GOAL AND STRATEGIES

The U.S. Government Money Fund seeks maximum current income consistent with liquidity and safety of principal. To pursue this goal, it invests in high-quality, U.S. dollar-denominated money-market instruments. The fund seeks to maintain a stable $1 share price.

Under normal market conditions, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Government securities. In selecting securities, the portfolio managers may examine the relationships among yields on various types and maturities of money-market securities in the context of their outlook for interest rates. For example, if rates are expected to fall, longer maturities may be purchased to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.


The fund's policy of investing at least 80% of its net assets may be changed by the fund's Board of Trustees on 60 days' notice to shareholders. The fund's investment objective may be changed without shareholder approval.


PORTFOLIO INVESTMENTS

This fund invests in U.S. Government securities, including U.S. Treasury bills and other obligations of the U.S. government, its agencies or instrumentalities, including:

o    variable rate obligations such as floating rate notes

o    fully-collateralized repurchase agreements

o    when-issued securities

No more than 5% of assets may be invested in securities rated in the second-highest short-term rating category (or unrated equivalents). The rest of the fund's investments must be in the highest short-term rating category.

The fund maintains an average maturity of 90 days or less, and only purchases securities that have (as determined under SEC rules) remaining maturities of 397 days or less. To a limited extent, the fund may also engage in other investment practices.

RISK FACTORS

The fund's principal risk factors are:

o    credit risk

o    income risk

o    interest-rate risk

o    market risk

The fund's yield will vary with changes in interest rates. If interest rates fall, your dividend income will likely decline.

Since it is managed to maintain a constant $1 share price, the fund should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses in the rare event that fund holdings default or interest rates rise sharply in an unusually short period.

The risks associated with the fund are discussed in "More About Risk."

That section also details other investment practices the fund may use. Please read "More About Risk" carefully before you invest.

PORTFOLIO MANAGEMENT

CSAM makes the fund's day-to-day investment decisions.

                              FINANCIAL HIGHLIGHTS


The figures below have been audited by the fund's previous auditors for the fiscal periods November 1, 1998 through October 31, 2000 and by
PricewaterhouseCoopers LLP for the fiscal periods November 1, 2000 through October 31, 2003. The report of PricewaterhouseCoopers LLP on the fund's Class A1 financial statements is included in the fund's Annual Report.


YEAR ENDED:                                   10/03            10/02              10/01              10/00               10/99
PER SHARE DATA

Net asset value, beginning of
  year...........................    $        1.0000     $     1.0000        $    1.0000       $    1.0000          $    1.0000



                                       6


Investment operations:

Net investment income............             0.0045           0.0110             0.0410             0.0530              0.0420

Net gain on investments
(both realized and unrealized)...             0.0001           0.0002                 --                 --                  --

Total from Investment Operations.             0.0046           0.0112             0.0410             0.0530              0.0420

Less Dividends and Distributions:

Dividends from net investment
  income.........................            (0.0046)         (0.0110)           (0.0410)           (0.0530)            (0.0420)

Distributions from net realized
  gains..........................                 --          (0.0002)                --                 --                  --

Total dividends and distributions            (0.0046)         (0.0112)           (0.0410)           (0.0530)            (0.0420)

Net asset value, end of year.....    $        1.0000     $     1.0000        $    1.0000        $    1.0000         $    1.0000

Total return2....................             0.46%            1.11%              4.19%              5.39%               4.26%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of year (000s
  omitted).......................    $       23,446       $   47,843         $   81,478         $   59,926          $   59,877

Ratio of expenses to average net
  assets.........................             0.90%            0.90%              0.90%              0.90%               0.90%

Ratio of net investment income
  to average net assets..........             0.47%            1.12%              4.10%              5.26%               4.19%

Decrease reflected in above
  operating expense ratios due
  to waivers/ reimbursements.....             0.32%            0.19%              0.08%              0.09%               0.19%


1 The name of the Class was changed to Class A from Common Class on February 28, 2003.


2 Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

                              MUNICIPAL MONEY FUND

GOAL AND STRATEGIES

The Municipal Money Fund seeks maximum current income exempt from federal income taxes as is consistent with liquidity and safety of principal. The fund seeks to maintain a stable $1 share price.


Under normal market conditions, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in investments the income from which is exempt from regular federal income tax. In selecting investments, fund managers may examine the relationships among yields on various types and maturities of municipal securities in the context of their outlook for interest rates. For example, if rates are expected to fall, longer maturities may be purchased to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.

The fund's policy of investing at least 80% of its net assets in municipal securities may be changed only by a shareholder vote. The fund's investment objective may be changed without shareholder approval.

PORTFOLIO INVESTMENTS

This fund invests in high-quality, short-term tax-exempt municipal securities. These include:

o    tax-exempt commercial paper

o    variable-rate demand notes

o    bonds

o    municipal put bonds

o    bond-anticipation notes

o    revenue-anticipation notes

o    municipal leases

o    participation interests in industrial development bonds

The fund may invest without limit in municipal securities that pay interest subject to the federal alternative minimum tax (AMT). The income from AMT securities is a tax preference item. The fund may also invest from time to time in taxable money market investments.

No more than 5% of assets may be invested in securities rated in the second-highest short-term rating category (or unrated equivalents). The rest of the fund's investments must be in the highest short-term rating category.

The fund maintains an average maturity of 90 days or less, and only purchases securities that have (as determined under SEC rules) remaining maturities of 397 days or less. To a limited extent, the fund may also engage in other investment practices.

RISK FACTORS

The fund's principal risk factors are:

o    credit risk

o    income risk

o    interest-rate risk

o    market risk

The fund's yield will vary with changes in interest rates. If interest rates fall, your dividend income will likely decline.

Since it is managed to maintain a constant $1 share price, the fund should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses in the rare event that fund holdings default or interest rates rise sharply in an unusually short period.

The fund's ability to achieve its goal depends upon the ability of the issuers of municipal securities to repay their debt. In the aftermath of the terrorist attack on September 11, 2001, issuers of municipal securities in New York City and New York state have suffered financial difficulties, which could adversely affect the ability of those issuers to make prompt payments of principal and interest. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all municipal securities, thereby hurting the fund's performance. Furthermore, if the fund has difficulty finding attractive municipal securities to purchase, the fund may purchase securities that pay interest not exempt from federal income tax.

The fund's ability to maintain a stable share price also depends upon guarantees from banks and other financial institutions that back certain securities in which the fund invests. Changes in the credit quality of these institutions could cause losses to the fund and affect its share price.

A portion of the fund's assets may generate income that could be taxable to you. "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

PORTFOLIO MANAGEMENT

CSAM makes the fund's day-to-day investment decisions.

FINANCIAL HIGHLIGHTS


The figures below have been audited by the fund's previous auditors for the fiscal periods November 1, 1998 through October 31, 2000 and by
PricewaterhouseCoopers LLP for the fiscal periods November 1, 2000 through October 31, 2003. The report of PricewaterhouseCoopers LLP on the fund's Class A1 financial statements is included in the fund's Annual Report.





YEAR ENDED:                                  10/03              10/02              10/01              10/00               10/99
PER SHARE DATA

Net asset value, beginning of
  year...........................    $        1.0000      $     1.0000       $       1.0000       $     1.0000        $     1.0000

Investment operations:

Net investment income............             0.0029            0.0076               0.0240             0.0320              0.0230

Net Gain on Investments..........             0.0002           --                   --                 --                  --

Total from Investment Operations.             0.0031            0.0076               0.0240             0.0320              0.0230

Less Dividends and Distributions:

Dividends from net investment
  income.........................            (0.0031)          (0.0076)             (0.0240)           (0.0320)            (0.0230)

Distributions from net realized
  gains..........................                 --           (0.0000)2                 --                 --                  --

Total dividends and distributions            (0.0031)          (0.0076)             (0.0240)           (0.0320)            (0.0230)

Net asset value, end of year.....    $        1.0000       $    1.0000       $       1.0000       $     1.0000        $     1.0000

Total return3....................             0.31%             0.76%                2.40%              3.23%               2.37%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of year (000s
  omitted).......................    $       20,825        $   47,797        $     73,444         $   56,488          $   44,347

Ratio of expenses to average net
  assets.........................             0.87%             0.90%                0.90%              0.90%               0.90%

Ratio of net investment income
  to average net assets..........             0.32%             0.77%                2.38%              3.17%               2.33%

Decrease reflected in above
  operating expense ratios due
  to waivers/reimbursements......             0.27%              --                  0.10%              0.09%               0.14%


1 The name of the Class was changed to Class A from Common Class on February 28, 2003.


2    This amount represents less than ($0.0001) per share.


3 Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

                                 MORE ABOUT RISK

INTRODUCTION

A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

The funds may use certain investment practices that have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

TYPES OF INVESTMENT RISK

The following risks are referred to throughout this Prospectus.

CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. An issuer's failure to make scheduled interest or principal payments to a fund could reduce the fund's income level and share price.

EXPOSURE RISK The risk associated with investments or practices that increase the amount of money a fund could gain or lose on an investment.

o HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks.

EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

INCOME RISK A fund's income level may decline because of falling interest rates.

INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including debt securities and the mutual funds that invest in them.

POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.

VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security of a fund.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

|X|  Permitted without limitation; does not indicate actual use
20% Italic type (e.g., 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use
20% Roman type (e.g., 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
|_|  Permitted, but not expected to be used to a significant extent
-    Not permitted


                                                                                  U.S. GOVERNMENT               MUNICIPAL
                                                                                       MONEY                      MONEY
                                                                                       FUND                       FUND
INVESTMENT PRACTICE                                                                                 LIMIT


AMT SECURITIES Municipal securities the interest on which is a tax-preference item for purposes of the federal alternative minimum tax.
Credit, interest-rate, liquidity, market, regulatory risks.                             |_|                        |X|


EURODOLLAR AND YANKEE OBLIGATIONS U.S. dollar-denominated certificates of deposit issued or backed by foreign banks and foreign branches of U.S.
banks. Credit, income, interest rate, market, political risks.                          |X|                        |_|

MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.  Credit,
interest-rate, market, regulatory risks.                                                 -                         |X|

REPURCHASE AGREEMENTS The purchase of a security with a commitment to resell the security back to the counterparty at the same price plus
interest. Credit risk.                                                                  |X|                        |_|


RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities with                        10%                        10%
restrictions on trading, or those not actively traded. May include private placements. Liquidity, market, valuation risks.


TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's assets in                   |_|                        |_|
defensive investments when the investment adviser believes that doing so would be in the best interests of fund shareholders. For the Municipal
Money Fund, these investments may include taxable securities. Although intended to avoid losses in unusual market conditions, defensive tactics might prevent a fund from achieving its goal.

VARIABLE-RATE MASTER DEMAND NOTES Unsecured instruments that provide for                 -                         |X|
periodic adjustments in their interest rate and permit the indebtedness of the issuer to vary. Credit, interest-rate, liquidity, market risks.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS The purchase or                |_|                        |_|
sale of securities for delivery at a future date; market value may change before delivery. Liquidity, market, speculative exposure risks.

                              MORE ABOUT YOUR FUND

SHARE VALUATION

The price of your shares is also referred to as their net asset value ("NAV").


The NAV is determined at the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4 p.m. ET) each day the funds are open for business. It is calculated by dividing a fund's total assets, less its liabilities, by the number of shares outstanding.


Each fund values its securities using amortized cost. This method values a fund holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of fluctuating interest rates.

ACCOUNT STATEMENTS


In general, you will receive account statements as follows:


o after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

o    after any changes of name or address of the registered owner(s)

o    otherwise, every calendar quarter

You will also receive annual and semiannual financial reports.

DISTRIBUTIONS

As a fund investor, you will receive distributions.

Each fund may earn interest from its bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

The funds declare dividend distributions daily and pay them monthly. Each of the funds typically distributes long-term capital gains (if any) to shareholders annually, at the end of its fiscal year. Each fund distributes short-term capital gains (if any) at the end of its fiscal year.

Distributions can be reinvested in additional shares of the same fund.


Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your financial representative, at www.csam.com or by calling 1-800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the funds.


TAXES

As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged retirement account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

Any time you sell or exchange shares, it is considered a taxable event for you. Because each fund seeks to maintain a stable $1 share price, you should not realize a taxable gain or loss when you sell shares.


We will mail you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category. If you do not provide us, or our paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.


U.S. GOVERNMENT MONEY FUND


Distributions you receive from the fund, whether reinvested or taken in cash, are generally taxable. The fund does not expect to realize long-term capital gains or make capital-gain distributions. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income.


Depending on provisions in your state's tax law, the portion of the fund's income derived from "full faith and credit" U.S. Treasury obligations may be exempt from state and local taxes. The fund will indicate each year the portion of its income, if any, that may qualify for this exemption.

MUNICIPAL MONEY FUND


Interest income that the fund earns is distributed to shareholders as income dividends. Interest that is exempt from regular federal income tax when received by the fund retains its tax-exempt character when it is distributed.

However, gain on the sale of tax-exempt securities results in taxable distributions. Dividends attributable to taxable income and short-term capital gains are taxed as ordinary income. Although the fund does not expect to make any distributions attributable to long-term capital gains would be taxed as long-term capital gains. Distributions of capital gains are taxable whether you take them in cash or reinvest them.

The interest from some municipal securities is subject to the federal alternative minimum tax. The fund may invest up to 100% of its assets in these securities. Individuals who are subject to the tax must report this interest on their tax returns. In addition, the fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax.

To the extent that the fund's income dividends are derived from tax-exempt investments in a particular state, such dividends may be exempt from that state's personal income taxes. The fund will indicate each year the portion of its dividends derived from each state.

                                  BUYING SHARES

OPENING AN ACCOUNT

Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.


If you need an application, call our Shareholder Service Center to receive one by mail or fax.


You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

BUYING AND SELLING SHARES


Each fund is open Monday through Friday, except for the days the following holidays are observed: Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day. If we receive your request in proper form by 12 noon ET for the Municipal Fund or 1 p.m. ET for the U.S. Government Fund, or alternatively, by the close of the NYSE (currently 4 p.m. ET), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. "Proper form" means we have received a completed purchase application and payment for shares (as described in this Prospectus).

In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the fund will not be able to open your account. If a fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and CSAM reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the net asset value per share next calculated after the determination has been made to close your account.


FINANCIAL-SERVICES FIRMS

You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. Each fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by a fund and will be priced at the next-computed NAV.

Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the funds. Financial services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.

Some of the firms through which the funds are available include:

o    Charles Schwab & Co, Inc., Mutual Fund OneSource(R) service

o    Fidelity Brokerage Services, Inc., FundsNetwork(R) Program

o    TD Waterhouse Mutual Fund Network

MINIMUM INITIAL INVESTMENT

Regular account                                                         $2,500
IRAs:                                                                     $500
Transfers/Gifts to Minors:                                                $500

There is no minimum investment requirement for employees or clients of CSAM and its affiliates or for retirement plan programs. The funds reserve the right to modify or waive minimum initial investment requirements.

ADDING TO AN ACCOUNT

You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the account application.

INVESTMENT CHECKS


Checks should be made payable in U.S. dollars to Credit Suisse Funds. Unfortunately, we cannot accept "starter" checks that do not have your name preprinted on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks will be returned to you and your purchase order will not be processed.



                                  BUYING SHARES
OPENING AN ACCOUNT                                                                      ADDING TO AN ACCOUNT
BY CHECK
o    Complete the New Account Application.                        o    Make your check payable to Credit Suisse Funds.
     For IRAs use the Universal IRA Application.
                                                                  o    Write the account number and the fund name on your check.
o    Make your check payable to Credit Suisse Funds.
                                                                  o    Mail to Credit Suisse Funds.
o    Write the fund name on the check.

o    Mail to Credit Suisse Funds.                                 o    Minimum amount is $100.


                                       13

BY EXCHANGE
o    Call our Shareholder Service Center to request an            o    Call our Shareholder Service Center to request an exchange.
     exchange. Be sure to read the current Prospectus for the
     new fund. Also please observe the minimum initial            o    Minimum amount is $250.
     investment.
                                                                  o    If you do not have telephone privileges, mail or fax a
o    If you do not have telephone privileges, mail or                  letter of instruction signed by all shareholders.
     fax a letter of instruction signed by all shareholders.

BY WIRE
o    Complete and sign the New Account Application.               o    Call our Shareholder Service Center by 4 p.m. Eastern Time
                                                                       to inform us of the incoming wire. Please be sure to
o    Call our Shareholder Service Center and fax the signed New        specify your name, the account number and the fund name on
     Account Application by 4 p.m. Eastern Time.                       your wire advice.

o    The Shareholder Services Center will telephone you with      o    Wire the money for receipt that day.
     your account number. Please be sure to specify your name,
     the account number and the fund name on your wire advice.    o    Minimum amount is $500.

o    Wire your initial investment for receipt that day.

o    Mail the original, signed application to Credit Suisse
     Funds.

This method is not available for IRAs.

ACH TRANSFER

o    Cannot be used to open an account.                           o    Call our Shareholder Service Center to request an ACH
                                                                       transfer from your bank.
                                                                  o    Your purchase will be effective at the next NAV
                                                                       calculated after we receive your order in proper

                                                                  o    Minimum amount is $50.

                                                                  o    Requires ACH on Demand privileges.



                                  800-927-2874
                       Monday-Friday, 8:30 a.m.-6 p.m. ET



                                 SELLING SHARES

SELLING SOME OR ALL OF YOUR SHARES                                CAN BE USED FOR

BY MAIL

Write us a letter of instruction that includes:                   o    Accounts of any type.

o    your name(s) and signature(s)                                o    Sales of any amount.

o    the fund name and account number                             For IRAs please use the IRA Distribution Request Form.

o    the dollar amount you want to sell

o    how to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Selling
Shares in Writing").

Mail the materials to Credit Suisse Funds.

If only a letter of instruction is required, you can fax it to the Shareholder Service Center (unless a signature guarantee is required).

BY EXCHANGE

o    Call our Shareholder Service Center to request an            o    Accounts with telephone privileges.
     exchange. Be sure to read the current Prospectus for the
     new fund. Also please observe the minimum initial            If you do not have telephone privileges, mail or fax a letter
     investment.                                                  of instruction to exchange shares.

BY PHONE

o    Call our Shareholder Services Center to request a            o    Non-IRA accounts with telephone privileges.
     redemption.
     You can receive proceeds as:



                                       14

o    a check mailed to the address of record ($100 minimum)

o    an ACH transfer to your bank ($50 minimum)

o    a wire to your bank ($500 minimum)

See "By Wire or ACH Transfer" for details.

BY WIRE OR ACH TRANSFER
o    Complete the "Wire Instructions" or "ACH on Demand"              o     Non-IRA accounts with wire-redemption or ACH
     section of your New Account Application                                on Demand privileges.

o    For federal-funds wires, proceeds will be wired on               o     Requests by phone or mail.
     the next business day. For ACH transfers, proceeds
     will be delivered within two business days.


                                 HOW TO REACH US

SHAREHOLDER SERVICE CENTER

Toll free: 800-927-2874
Fax: 888-606-8252

MAIL
Credit Suisse Funds
P.O. Box 55030
Boston, MA 02205-5030

OVERNIGHT/COURIER SERVICE
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
66 Brooks Drive
Braintree, MA 02184


INTERNET WEB SITE
www.csam.com


                                WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[Credit Suisse Fund Name]
DDA# 9904-649-2
F/F/C: [Account Number and Registration]

SELLING SHARES IN WRITING

Some circumstances require a written sell order, along with a signature guarantee. These include:

o    accounts whose address of record has been changed within the past 30 days

o    redemptions in certain large amounts (other than by exchange)

o requests to send the proceeds to a different payee or address than on record

o shares represented by certificates, which must be returned with your sell order

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

RECENTLY PURCHASED SHARES

For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the funds will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.

LOW-BALANCE ACCOUNTS

If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

MINIMUM TO KEEP AN ACCOUNT OPEN

Regular Account:                                                       $2,000
IRAs:                                                                    $250
Transfers/Gifts to Minors:                                               $250

Each fund reserves the right to modify or waive this requirement. If the fund increases the minimum amount required to keep an account open, it will give current shareholders 15 days' notice of any increase.


                                  800-927-2874
                       Monday-Friday, 8:30 a.m.-6 p.m. ET


                              SHAREHOLDER SERVICES

AUTOMATIC SERVICES

Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN


For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.


DISTRIBUTION SWEEP

For automatically reinvesting your dividend and capital-gain distributions into another identically registered Credit Suisse Fund. Not available for IRAs.

STATEMENTS AND REPORTS

Each fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. Each fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, a fund may choose to mail only one report, prospectus or proxy to your household, even if more than one person in the household has an account with the same fund. Please call 1-800-927-2874 if you would like to receive additional reports, prospectuses or proxy statements.


CSAM makes available, without charge, periodic listings of the portfolio securities held by each fund and other statistical characteristics of the fund. This information is made available after each month end on the fund's web site www.csam.com.


RETIREMENT PLANS

Credit Suisse offers a range of tax-advantaged retirement accounts, including:

o    Traditional IRAs

o    Roth IRAs

o    Spousal IRAs

o    Rollover IRAs

o    SEP IRAs

To transfer your IRA to Credit Suisse, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.

TRANSFERS/GIFTS TO MINORS

Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.

ACCOUNT CHANGES

Call our Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

                                 OTHER POLICIES

TRANSACTION DETAILS


You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed. You begin to earn dividend distributions the business day after your purchase order is executed. If we receive your purchase order and payment to purchase shares of Municipal Fund before 12:00 noon ET and of U.S. Government Fund before 1 p.m., ET, you begin to earn dividend distributions on that day.

Your purchase order will be canceled if you place a telephone order by 4 p.m. ET and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or ACH transfer does not clear.

If you wire money without first calling our Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.


While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

Uncashed redemption or distribution checks do not earn interest.

SPECIAL SITUATIONS

Each fund reserves the right to:


o refuse any purchase or exchange request, including those from any person or group who, in a fund's view, has engaged or is likely to engage in market timing (i.e. frequent trading of fund shares designed to take advantage of short-term market movements). If a fund rejects an exchange, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, each fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. Because market timing may hurt a fund and its shareholders, each fund tries to identify persons and groups who engage in market timing and reject purchase or exchange orders from them. A fund's efforts, however, to curb market timing may not be entirely successful. In particular, a fund's ability to monitor trades, including trades by the underlying shareholders of omnibus accounts maintained by brokers, insurers and fee based-program accounts, among others, may be limited. As a result, a fund may not be able to identify instances of market timing. Depending on the portion of fund shares held through such financial intermediaries (which may represent most of a fund's shares), market timing could adversely affect shareholders


o    charge a wire-redemption fee

o make a "redemption in kind" - payment in portfolio securities rather than cash - for certain large redemption amounts that could hurt fund operations

o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                                OTHER INFORMATION

ABOUT THE DISTRIBUTOR

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), located at 466 Lexington Avenue, New York, New York 10017, is the funds' distributor. CSAMSI is affiliated with CSAM, and is responsible for:


Each fund has adopted a 12b-1 Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. These plans allow each fund to pay distribution and service fees for the sale and servicing of Class A shares. The maximum amount payable by each fund under its 12b-1 Plan for distributing shares is 0.40% of its average daily net assets. Each fund pays these fees at the annual rate of 0.25% of its average net assets. Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

Distribution and service fees on Class A shares are used to pay the distributor to promote the sale and servicing of accounts of each fund. The expenses incurred by the distributor under the 12b-1 Plans for Class A shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. CSAM or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund - Distribution and Shareholder Servicing" in the SAI.

                              FOR MORE INFORMATION

More information about the funds is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Includes financial statements, portfolio investments and detailed performance information.

OTHER INFORMATION

A current Statement of Additional Information (SAI), which provides more details about the funds, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.


Please contact Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and other information, and to make shareholder inquiries:


BY TELEPHONE:
800-927-2874

BY FACSIMILE:
888-606-8252

BY MAIL:
Credit Suisse Funds
P.O. Box 55030
Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
66 Brooks Drive
Braintree, MA 02184


ON THE INTERNET:
www.csam.com


SEC FILE NUMBER:
Credit Suisse Opportunity Funds                                       811-9054
    Credit Suisse U.S. Government
        Money Fund
    Credit Suisse Municipal
        Money Fund


P.O. Box 55030, Boston, MA 02205-5030
800-927-2874 o www.csam.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.     CSGMN-1-0204

CREDIT SUISSE FUNDS

Prospectus

CLASS A, B AND C SHARES


February 28, 2004


o    CREDIT SUISSE
     HIGH INCOME FUND

As with all mutual funds, the Securities and Exchange Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.


                                    CONTENTS

KEY POINTS                                                                   2
Goal and Principal Strategies                                                2
A Word About Risk                                                            2
Investor Profile                                                             3

PERFORMANCE SUMMARY                                                          3
Year-by-Year Total Returns                                                   3
Average Annual Total Returns                                                 3

INVESTOR EXPENSES                                                            4

THE FUND IN DETAIL                                                           5
The Management Firm                                                          5
Fund Information Key                                                         5
Goal and Strategies                                                          5
Portfolio Investments                                                        5
Risk Factors                                                                 5
Portfolio Management                                                         5
Financial Highlights                                                         7

MORE ABOUT RISK                                                              8
Introduction                                                                 8
Types of Investment Risk                                                     9

CERTAIN INVESTMENT PRACTICES                                                 9

MEET THE MANAGER                                                             10

MORE ABOUT YOUR FUND                                                         10
Share Valuation                                                              10
Distributions                                                                11
Taxes                                                                        11
Statements and Reports                                                       11

CHOOSING A CLASS OF SHARES                                                   11

BUYING AND SELLING SHARES                                                    12

SHAREHOLDER SERVICES                                                         13

OTHER POLICIES                                                               13

OTHER SHAREHOLDER INFORMATION                                                14

OTHER INFORMATION
About the Distributor                                                        17

FOR MORE INFORMATION                                                  back cover

The fund is a series of the Credit Suisse Opportunity Funds.


                                   KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES

GOAL                                                PRINCIPAL STRATEGIES                             PRINCIPAL RISK FACTORS
High current income and,         o    Invests at least 80% of its net assets, plus any            Credit risk
secondarily, capital                  borrowing for investment purposes, in high yield,           Foreign securities
appreciation                          fixed income securities                                     Interest-rate risk
                                 o    Invests primarily in a diversified                           Market risk
                                      portfolio of high risk fixed
                                      income securities (junk bonds) including:
                                      o    convertible and non-convertible debt securities
                                      o    preferred stock
                                 o    May invest up to 30% of its assets in securities of
                                      non-U.S. issuers
                                 o    Seeks to moderate risk by investing among a variety
                                      of industry sectors
                                 o    Portfolio selection based on analysis of individual
                                      issuers and the general business conditions
                                      affecting them



A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

FOREIGN SECURITIES

A fund that invests outside the U.S. carries additional risks that include:

o CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

o INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

o POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

INTEREST-RATE RISK

Changes in interest rates may cause a decline in market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

MARKET RISK

The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

INVESTOR PROFILE

THIS FUND IS DESIGNED FOR INVESTORS WHO:

o    are seeking investment income

o    are willing to accept risk and volatility

o    want to diversify their portfolios with fixed income funds

IT MAY NOT BE APPROPRIATE IF YOU:

o    are investing for maximum return over a long time horizon

o    require stability of principal

You should base your investment decision on your own goals, risk preferences and time horizon.

Because the fund involves a higher level of risk, you should consider it only for the aggressive portion of your portfolio. The fund may not be appropriate for everyone.

                               PERFORMANCE SUMMARY


The bar chart and the table below provide an indication of the risks of investing in the fund. The bar chart shows you how the performance of the fund's Class A shares has varied from year to year for up to 10 years. Sales loads are not reflected in the returns; if they were, returns would be lower. Sales loads are reflected in the returns shown on the next page. The table compares the fund's performance (before and after taxes) over time to that of a broad based securities market index. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.



                           YEAR-BY-YEAR TOTAL RETURNS

YEAR ENDED 12/31:                  2000           2001          2002    2003

                                  -5.00%          6.48%        1.68%   22.45%
Best quarter: 7.33% (Q4 01)
Worst quarter: -5.54% (Q3 01)
Inception date (Class A): 3/8/99


                          AVERAGE ANNUAL TOTAL RETURNS

                                                                               ONE YEAR        LIFE OF   INCEPTION
PERIOD ENDED 12/31/03                                                            2003          CLASS       DATE
CLASS A RETURN BEFORE TAXES(1)                                                   16.71%        5.03%     3/8/99

CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS                                      13.18%        1.29%

CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              10.68%        1.88%

CLASS B RETURN BEFORE TAXES                                                      17.58%        5.23%     3/8/99

CLASS C RETURN BEFORE TAXES                                                      20.57%        5.49%     2/28/00

CITIGROUP HIGH-YIELD MARKET INDEX(2) (reflects no deduction for fees,
   expenses or taxes)                                                            30.61%     5.46%(4)

LIPPER HIGH YIELD BOND FUNDS INDEX(3) (reflects no deduction for
   taxes)                                                                        26.35%     2.71%(5)

(1) The Average Annual Total Returns for Class A reflect the maximum applicable sales charge.

(2) The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities that is compiled by Citigroup Global Markets Inc.

(3) The Lipper High-Yield Bond Funds Index is an equal-weighted performance index, adjusted for capital-gained distributions and income dividends, of the larger qualifying funds classified by Lipper Inc. as investing primarily in high yield debt securities. It is compiled by Lipper Inc. Lipper Indexes are net of fee and expenses.

(4)  Performance from March 1, 1999 through December 31, 2003.

(5)  Performance as of earliest class inception date.

                            UNDERSTANDING PERFORMANCE

o TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

o A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

o An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.


o AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.


                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES


This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended October 31, 2003.


                                                                             CLASS A            CLASS B(2)            CLASS C
SHAREHOLDER FEES
(paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage
of offering price) (1)                                                         4.75%(1)            NONE                 NONE

Maximum deferred sales charge (load) (as a percentage of original
purchase price or redemption proceeds, as applicable)                          NONE                   4%(3)              1%(4)

Maximum sales charge (load) on reinvested distributions (as a
percentage of offering price)                                                  NONE                NONE                 NONE

Redemption fees                                                                NONE                NONE                 NONE

Exchange fees                                                                  NONE                NONE                 NONE

ANNUAL FUND OPERATING EXPENSES
(deducted from fund assets)


Management fee                                                                 0.60%               0.60%                0.60%

Distribution and service (12b-1) fee                                           0.25%               1.00%                1.00%

Other expenses                                                                 0.39%               0.39%                0.39%
                                                                               ----                ----                 ----
TOTAL ANNUAL FUND OPERATING EXPENSES*                                          1.24%               1.99%                1.99%

(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within 12 months of purchase. See "Other Shareholder Information."

(2) Class B shares of the fund automatically convert to Class A shares after eight years. The effect of the automatic conversion feature is reflected in the Example that follows. See "Other Shareholder Information."

(3) 4% during the first year decreasing 1% annually to 0% after the fourth year.

(4)  1% during the first year.


* Expected fees and expenses for the fiscal year ending October 31, 2004 are shown below. Fee waivers and expenses reimbursements or credits are voluntary and may be reduced or discontinued at any time:


EXPENSES AFTER
WAIVERS AND
REIMBURSEMENTS                         CLASS A       CLASS B       CLASS C

Management fee                          0.46%         0.46%         0.46%

Distribution and service (12b-1) fee    0.25%         1.00%         1.00%

Other expenses                          0.39%         0.39%         0.39%
                                        ----          ----          ----

NET ANNUAL FUND OPERATING EXPENSES      1.10%         1.85%         1.85%

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:



                                                        ONE YEAR            THREE YEARS            FIVE YEARS            TEN YEARS
CLASS A (WITH OR WITHOUT REDEMPTION)                         $595                  $850                $1,124                $1,904

CLASS B (REDEMPTION AT END OF PERIOD)                        $602                  $824                $1,073                $2,123

CLASS B (NO REDEMPTION)                                      $202                  $624                $1,073                $2,123

CLASS C (REDEMPTION AT END OF PERIOD)                        $302                  $624                $1,073                $2,317

CLASS C (NO REDEMPTION)                                      $202                  $624                $1,073                $2,317

                               THE FUND IN DETAIL

THE MANAGEMENT FIRM

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o    Investment adviser for the fund

o Responsible for managing the fund's assets according to its goal and strategy

o A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients.


o As of September 30, 2003, Credit Suisse Asset Management companies managed approximately $49 billion in the U.S. and $312.7 billion globally

o Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Luxembourg, Milan, Moscow, Paris, Prague, Sao Paolo, Sydney, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission


For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.


For the 2003 fiscal year, the fund paid CSAM 0.46% of its average net assets for advisory services.


FUND INFORMATION KEY

A concise description of the fund begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

The individuals designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

A table showing the fund's audited financial performance for up to five years.


o TOTAL RETURN How much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

o PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in more frequent distributions attributable to long-term and short-term capital gains, which could increase your income-tax liability.

The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of the Prospectus.


GOAL AND STRATEGIES


The fund's primary investment objective is to provide a high level of current income and its secondary objective is capital appreciation. Under normal market conditions, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Services ("Moody's") and BB or lower by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P")), or, if unrated, are deemed by CSAM to be of comparable quality. Securities rated Ba or lower by Moody's and BB or lower by S&P are commonly known as "junk bonds." The fund will generally not invest in securities rated at the time of investment in the lowest rating categories (Ca or below for Moody's and CC or below for S&P) but may continue to hold securities which are subsequently downgraded. However, it has authority to invest in securities rated as low as C and D by Moody's and S&P, respectively.


In choosing securities, the portfolio managers:

o continually analyze individual companies, including their financial condition, cash flow and borrowing requirements, value of assets in relation to cost, strength of management, responsiveness to business conditions, credit standing and anticipated results of operations

o    analyze business conditions affecting investments, including

     o    changes in economic activity and interest rates

     o    availability of new investment opportunities

     o    economic outlook for specific industries

o seek to moderate risk by investing among a variety of industry sectors and issuers

The portfolio managers may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.


The fund's investment objective may be changed by the Board of Trustees without shareholder approval. The fund's 80% investment policies may be changed by the Board of Trustees on 60 days' notice to shareholders.


PORTFOLIO INVESTMENTS

The securities in which the fund invests are:

o    corporate bonds and notes

o    convertible bonds and preferred stocks

o equity securities when acquired as a unit with fixed income securities or in a restructuring of fixed income securities

The fund may invest:

o    without limit in junk bonds, including their unrated equivalents

o    up to 30% of assets in securities of non-U.S. issuers

To a limited extent the fund may also engage in other investment practices.

RISK FACTORS

The fund's principal risk factors are:

o    credit risk

o    foreign securities

o    interest-rate risk

o    market risk

The value of your investment will vary with changes in interest rates and other factors. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. You should expect greater fluctuations in share price, yield and total return compared with less aggressive bond funds. These fluctuations, whether positive or negative, may be sharp and unanticipated. Like equity markets, markets in lower-rated bonds may react strongly to adverse news about an issuer or the economy, or to the expectation of adverse news.

Bonds rated below investment grade generally provide higher yields than higher-rated debt securities of similar maturity, but are subject to greater credit, liquidity and valuation risks. These risks are defined in "More About Risk."

Bonds rated below investment grade are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of high yield, high risk bonds, more senior debt (such as bank loans and investment-grade bonds) will likely be paid a greater portion of payments owed to it. Because investing in bonds rated below investment grade involves greater investment risk, achieving the fund's investment objective will depend more on the portfolio manager's analysis than would be the case if the fund were investing in higher-quality bonds.



To the extent that the fund invests in foreign securities and securities of start-up and other small companies, it takes on further risks that could hurt its performance. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

PORTFOLIO MANAGEMENT

Richard J. Lindquist, Philip L. Schantz, Misia K. Dudley, John M. Tobin, Mary Ann Thomas, John F. Dessauer and Michael J. Dugan manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS


The figures below are related to the fund's Class A, Class B and Class C shares and have been audited by the fund's previous auditors for the fiscal periods March 8, 1999 through October 31, 2000 and by PricewaterhouseCoopers LLP, for the fiscal period November 1, 2000 through October 31, 2001 and the fiscal years ended October 31, 2002 and 2003. The figures below should be read in conjunction with the fund's most recent annual audited financial statements and the report of PricewaterhouseCoopers LLP thereon, which are incorporated by reference in the Statement of Additional Information.


                                  CLASS A                                  CLASS B                             CLASS C
YEAR ENDED:         10/03    10/02   10/01   10/00  10/99(1) 10/03   10/02   10/01   10/00  10/99(1) 10/03  10/02   10/01  10/00(2)
PER SHARE DATA
Net asset value,
beginning of period $7.21    $7.98   $8.73   $9.66  $10.00   $7.19   $7.96   $8.73   $9.66  $10.00   $7.20   $7.96   $8.73   $9.57
Investment
operations:
Net investment
income               0.73     0.72(3) 0.86    0.88    0.56    0.65    0.65(3) 0.80    0.81    0.50    0.64    0.61(3) 0.80    0.53
Net gain (loss) on
investments (both
realized and
unrealized)          1.05    (0.74)  (0.75)  (0.86)  (0.34)   1.07   (0.73)  (0.77)  (0.86)  (0.34)   1.08   (0.68)  (0.77)  (0.84)
Total from
investment
operations           1.78    (0.02)   0.11    0.02    0.22    1.72   (0.08)   0.03   (0.05)   0.16    1.72   (0.07)   0.03   (0.31)
Less Dividends and
Distributions:
Dividends from net
investment income   (0.70)   (0.75)  (0.86)  (0.88)  (0.56)  (0.64)  (0.69)  (0.80)  (0.81)  (0.50)  (0.64)  (0.69)  (0.80)  (0.53)
Distributions from
net realized gains   -        -       -      (0.07)   -        -       -       -     (0.07)   -        -       -       -       -
Total dividends and
distributions       (0.70)   (0.75)  (0.86)  (0.95)  (0.56)  (0.64)  (0.69)  (0.80)  (0.88)  (0.50)  (0.64)  (0.69)  (0.80)  (0.53)
Net asset value,
end of period       $8.29    $7.21   $7.98   $8.73   $9.66   $8.27   $7.19   $7.96   $8.73   $9.66   $8.28   $7.20   $7.96   $8.73
                    -----    -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Total return(4)     25.44%   (0.56)% 1.13%   (0.06)% 2.19%   24.55% (1.36)%  0.14%   (0.81)%  1.60%  24.54%  (1.22)% 0.14%    3.31%

RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
period (000s
omitted)          $134,123  $9,390  $8,952  $10,709 $10,488 $42,536  $2,860  $1,667  $1,313  $1,447  $94,255 $6,545   $623    $78
Ratio of expenses
to average net
assets(5)            1.10%   1.10%   1.10%    1.10%   1.10%   1.85%   1.85%   1.85%   1.85%   1.85%    1.85%  1.85%  1.85%   1.85%
Ratio of net
investment income
to average net
assets               8.58%   9.16%  10.01%    9.35%   8.61%   7.87%   8.35%   9.22%   8.60%   7.83%    7.86%  8.03%  9.18%   7.57%
Decrease reflected
in above operating
expense ratios due
to waivers/
reimbursements       0.14%   1.97%   1.30%    1.58%   1.43%(6) 0.14%  1.97%  1.35%   1.58%   1.43%(6)  0.14%  2.61%  1.75%  1.58%(6)
Portfolio turnover
rate                   20%     86%     41%      44%    188%     20%     86%    41%     44%    188%      20%    86%    41%    44%


1    For the period March 8, 1999 (inception date) through October 31, 1999.

2    For the period February 28, 2000 (inception date) through October 31, 2000.

3 Per share information is calculated using the average shares outstanding method.

4 Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions, and no sales charges. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

5 Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. For the years ended October 31, 2003, 2002 and 2001, and for the period ended October 31, 2000, there was no effect on the net operating expense ratio because of transfer agent credits.

6    Annualized.

                                 MORE ABOUT RISK

INTRODUCTION

The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

TYPES OF INVESTMENT RISK

The following risks are referred to throughout this Prospectus.

ACCESS RISK Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.

EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

o HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the fund would generally have to reinvest the proceeds at lower rates.

VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

|X|   Permitted without limitation; does not indicate actual use

20% Italic type (e.g., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use 20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

|_| Permitted, but not expected to be used to a significant extent

 - Not permitted

INVESTMENT PRACTICE                                                                                                      LIMIT
BORROWING The borrowing of money from banks to meet redemptions or for other
temporary or emergency purposes. Speculative exposure risk.                                                              33 1/3%


DISTRESSED SECURITIES A security of a company undergoing or expected to undergo bankruptcy or restructuring in an effort to avoid insolvency.  Credit, information, interest rate, liquidity, market, valuation, speculative
exposure risks.                                                                                                             20%


EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value.
Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. Access, currency, information,
liquidity, market, operational, political, valuation risks.                                                                |_|

FOREIGN SECURITIES Securities of foreign issuers. May include depository
receipts. Currency, information, liquidity, market, political, valuation risks.                                            30%


INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Credit, interest-rate, market risks. |_|

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities backed by pools of mortgages, including passthrough certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. Credit, extension, interest-rate, liquidity, prepayment risks. |_|

NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and convertible securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk bonds. Credit, information, interest-rate, liquidity, market, valuation risks. |X|

RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with restrictions on trading, or those not actively traded. May include private placements.
Liquidity, market, valuation risks.                                                                                         15%

SECURITIES LENDING Lending portfolio securities to financial institutions; the fund receives cash, U.S. government securities or bank letters of credit as
collateral. Credit, liquidity, market risks.                                                                           33 1/3%

SHORT POSITIONS Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If the fund were to take short positions in stocks that increase in value, then the fund would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not take short positions.
Liquidity, market, speculative exposure risks.                                                                             |_|

SHORT SALES "AGAINST THE BOX" A short sale when the fund owns enough shares of the security involved to cover the borrowed securities, if necessary. Liquidity,
market, speculative exposure risks.                                                                                        |_|



                                       9


TEMPORARY DEFENSIVE TACTICS Placing some or all of the fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent
the fund from achieving its goal.                                                                                          |_|

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change before
delivery. Liquidity, market, speculative exposure risks.                                                                   |_|

                                MEET THE MANAGERS

The following individuals are responsible for the day-to-day portfolio management of the fund:


RICHARD J. LINDQUIST, CFA, Managing Director, is head of the high yield management team and has been a team member since 1989. He joined CSAM in 1995 as a result of the acquisition of CS First Boston Investment Management, where he performed comparable duties. He had been with CS First Boston Investment Management since 1989. Previously, he managed high yield portfolios at Prudential Insurance Company of America and a high yield mutual fund at T. Rowe Price Associates. Mr. Lindquist holds a B.S. in Finance from Boston College and an M.B.A. in Finance from the University of Chicago Graduate School of Business.




MISIA K. DUDLEY, Director, has been a member of the high yield management team since 1989. She came to CSAM in 1995 as a result of the acquisition of CS First Boston Investment Management. Previously, she analyzed recapitalized companies at Stockbridge Partners: covered the casino, communications and entertainment sectors at E.F. Hutton; and was a generalist analyst for the Value Line Investment Survey. Ms. Dudley holds a B.A. in History from Yale University.


PHILIP L. SCHANTZ, Director, has been a member of the high yield management team since 2000. He joined CSAM in 2000 from Prudential Securities, where he was a senior vice president and high-yield bond analyst. Previously, he was a vice president and high-yield analyst at Lazard Freres and a fund vice president and co-head of the high yield securities group at E.F. Hutton. Mr. Schantz holds a B.A. in Government from Lehigh University.

MARY ANN THOMAS, CFA, Director, has been a member of the high yield management team since 1997. Before joining CSAM in 1997, she was a vice president and high-yield bond analyst with the Capital Management Group at the Prudential Insurance Company of America. Ms. Thomas holds a B.A. in Economics and Political Science from Yale University and an M.B.A. in Finance from the University of Pennsylvania's Wharton School.


JOHN M. TOBIN, CFA, Director, has been a member of the high yield management team since 1990. Mr. Tobin came to CSAM in 1995 with the acquisition of CS First Boston Investment Management. Previously, he managed portfolios of bank participations and private placements for the two life insurance subsidiaries of Integrated Resources and as an analyst at Bankers Trust. Mr. Tobin has been a bond analyst with CS First Boston since 1990. Mr. Tobin holds B.A., M.A. and Ph.D. degrees in Economics, all from Fordham University.




JOHN F. DESSAUER, CFA, Vice President, is a credit analyst and has been a member of the high yield management team since 1999. Mr. Dessauer joined CSAM in 1999 following five years at SEI Investments in Philadelphia, where he was a senior analyst focusing on high yield, municipal debt and large-capitalization equities. Mr. Dessauer holds a B.A. in Economics from Boston College.

MICHAEL J. DUGAN, Vice President, is a client portfolio manager and has been a member of the high yield management team since 2001. Mr. Dugan joined CSAM in 2000 following two years at Arnhold and S. Bleichroeder, where he was an associate in the institutional sales and marketing group. Previously, Mr. Dugan was an assistant supervisor in the client service group at Neuberger Berman LLC, where he had worked since 1996. Mr. Dugan holds a B.A. in Political Science from the University of Rhode Island.

            Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND

SHARE VALUATION


The net asset value (NAV) of each class of the fund is determined at the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. ET) each day the NYSE is open for business. It is calculated by dividing the total assets of each class of the fund, less its liabilities, by the number of shares outstanding in each class.

The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, or when the value of a security has been materially affected by events occurring after the relevant market closes, the fund may price those securities at fair value as determined in good faith by or under the direction of the Board of Trustees. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or its own fair value procedures to price the same securities.

Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its prices. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

DISTRIBUTIONS

As a fund investor, you will receive distributions.

The fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.


The fund declares dividend distributions daily and pays them monthly. The fund typically distributes capital gains annually, usually in December. The fund may make additional distributions and dividends if necessary for the fund to avoid a federal tax.


Distributions may be reinvested in additional shares without any initial or deferred sales charge.


Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your financial representative or by calling 1-800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.


TAXES


As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.


TAXES ON DISTRIBUTIONS

As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.


Distributions you receive from the fund, whether reinvested or taken in cash, are generally taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income.

If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you may receive a portion of the money you just invested in the form of a taxable distribution.

We will mail you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains. If you do not provide us, or our paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

TAXES ON TRANSACTIONS INVOLVING FUND SHARES

Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

STATEMENTS AND REPORTS

The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, prospectuses or proxy statements, please contact your financial representative or call 1-800-927-2874.

CSAM makes available, upon request and without charge, periodic listings of the portfolio securities held by the fund and other statistical characteristics of the fund (such as the fund's industry diversification). This information is made available after each month end on the fund's website at www.csam.com.

                           CHOOSING A CLASS OF SHARES

This Prospectus offers you a choice of three classes of shares: Classes A, B and
C. Choosing which of these classes of shares is best for you depends on a number of factors, including the amount and intended length of your investment.

o Class A shares may be a better choice than Class B or C if you are investing for the long term, especially if you are eligible for a reduced sales charge

o Class B and C shares permit all of your investment dollars to go to work for you right away, but they have higher expenses than Class A shares and deferred sales charges


o Class C shares may be best for an investor with a shorter time horizon because they have a lower sales charge than Class A or Class B shares, but because they have higher annual expenses, Class C shares are generally not appropriate if you are investing for the long term

o Class B shares would be a better choice than Class C shares only if you do not expect to redeem your shares in the next four years

We describe Class A, B and C shares in detail in "Other Shareholder Information." The table below gives you a brief comparison of the main features of each class, which we recommend you discuss with your financial representative. Your financial representative will receive higher compensation if you choose Class B rather than Class A or Class C shares.


                                  MAIN FEATURES
CLASS A                 o    Initial sales charge of up to 4.75%

                        o    Lower sales charge for large purchases

                        o No charges when you sell shares (except on certain redemptions of shares bought without an initial sales charge)

                        o Lower annual expenses than Class B or C because of lower 12b-1 fee

CLASS B                 o    No initial sales charge

                        o Deferred sales charge of up to 4.00% if you sell shares within 4 years of purchase o Deferred sales charge declining to zero after 4 years o Higher annual expenses than Class A shares because of higher 12b-1 fee

                        o Automatic conversion to Class A shares after 8 years, reducing future annual expenses

CLASS C                 o    No initial sales charge
                        o    Deferred sales charge of 1.00% if you sell shares
                             during the first year of purchase o Higher annual expenses than Class A shares because of higher
                             12b-1 fee

                        o No conversion to Class A shares, so annual expenses remain higher


You may also go to the NASD website, www.nasdr.com, and click on "Understanding Mutual Fund Classes" under "Investor Education: Investor Alerts" for more helpful information on how to select the appropriate class in which to invest.



                            BUYING AND SELLING SHARES

OPENING AN ACCOUNT

You should contact your financial representative to open an account and make arrangements to buy shares. Your financial representative will be responsible for furnishing all necessary documents to us, and may charge you for his or her services. All classes of shares may not be available through all financial representatives. You should contact your financial representative for further information.

BUYING AND SELLING SHARES


The fund is open on those days when the NYSE is open, typically Monday through Friday. Your financial representative must receive your purchase order in proper form prior to the close of the NYSE (currently 4 p.m. ET) in order for it to be priced at that day's offering price. If the financial representative receives it after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper form" means your financial representative has received a completed purchase application and payment for shares (as described in this Prospectus). The fund reserves the right to reject any purchase order.


The minimum initial investment in all classes of the fund is $2,500, and the minimum for additional investments is $100. For IRA accounts, the minimum initial investment amount is $500, and the minimum for additional investments is $100, except the minimum additional investment for electronic transfers (ACH) is $50. Your financial representative may have different minimum investment amount requirements. There are no minimum investment amount requirements for retirement plan programs. The fund reserves the right to modify or waive the minimum investment amount requirements.

The maximum investment amount in Class B shares is $250,000. The maximum investment amount in Class C shares is $1,000,000.


In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the fund will not be able to open your account. If the fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and CSAM reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the net asset value per share next calculated after the determination has been made to close your account.

You should contact your financial representative to redeem shares of the fund. Your redemption will be processed at the net asset value per share next computed after your request is received in proper form. If you own Class B or Class C shares or purchased Class A shares without paying an initial sales charge, any applicable CDSC will be applied to the net asset value and deducted from your redemption proceeds. The value of your shares may be more or less than your initial investment depending on the net asset value of your fund on the day you redeem.


Your financial representative may impose a minimum account balance required to keep your account open. If your fund account falls below $250 due to redemptions or exchanges, the fund reserves the right to close the account and mail you the proceeds after 60 days' notice. The fund reserves the right to change the minimum account balance requirement after 15 days' notice to current shareholders of any increases.

EXCHANGING SHARES

You should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund or into a Credit Suisse money market fund. A sales charge differential may apply. Be sure to read the current Prospectus for the new fund.


The fund reserves the right to

o    reject any purchase order made by means of an exchange from another fund

o change or discontinue its exchange privilege after 60 days' notice to current investors

o    temporarily suspend the exchange privilege during unusual market conditions

If a fund rejects an exchange purchase, your request to redeem shares out of another Credit Suisse Fund will be processed. Your redemption request will be priced at the next computed net asset value.

For more information regarding buying, selling or exchanging shares, contact your financial representative or call 1-800-927-2874.

                              SHAREHOLDER SERVICES

AUTOMATIC SERVICES

Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.

AUTOMATIC MONTHLY INVESTMENT PLAN

For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

TRANSFERS/GIFTS TO MINORS

Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.

                                 OTHER POLICIES

TRANSACTION DETAILS

You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.


Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or electronic transfer (ACH) does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.


Uncashed redemption or distribution checks do not earn interest.

SPECIAL SITUATIONS

The fund reserves the right to:


o refuse any purchase or exchange request, including those from any person or group who, in the fund's view, has engaged or is likely to engage in market timing (i.e. frequent trading of fund shares designed to take advantage of short-term market movements). If the fund rejects an exchange, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. Because market timing may hurt the fund and its shareholders, the fund tries to identify persons and groups who engage in market timing and reject purchase or exchange orders from them. The fund's efforts, however, to curb market timing may not be entirely successful. In particular, the fund's ability to monitor trades, including trades by the underlying shareholders of omnibus accounts maintained by brokers, insurers and fee based-program accounts, among others, may be limited. As a result, the fund may not be able to identify instances of market timing. Depending on the portion of fund shares held through such financial intermediaries (which may represent most of the fund's shares), market timing could adversely affect shareholders


o    charge a wire-redemption fee

o make a "redemption in kind" - payment in portfolio securities rather than cash - for certain large redemption amounts that could hurt fund operations

o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                          OTHER SHAREHOLDER INFORMATION

CLASSES OF SHARES AND SALES CHARGES


Class A, B and C shares are identical except in three important ways: (1) each class bears different distribution service fees and sales charges, (2) each class has different exchange privileges and (3) only Class B shares have a conversion feature. Class A, Class B and Class C shareholders have exclusive voting rights relating to their respective class's 12b-1 Plan.


CLASS A SHARES

OFFERING PRICE:

The offering price for Class A shares is the NAV plus the applicable sales charge (unless you are entitled to a waiver):

                         INITIAL SALES CHARGE - CLASS A


                                                                  COMMISSION TO
                                                                    FINANCIAL
                                                                 REPRESENTATIVE
                                       AS A% OF     AS A% OF        AS A% OF
                                        AMOUNT      OFFERING        OFFERING
AMOUNT PURCHASED                       INVESTED      PRICE            PRICE
Less than $50,000                       4.99%        4.75%             4.25%
$50,000 to less than $100,000           4.71%        4.50%             4.00%
$100,000 to less than $250,000          3.63%        3.50%             3.25%
$250,000 to less than $500,000          2.56%        2.50%             2.25%
$500,000 to less than $1,000,000        2.04%        2.00%             1.75%
$1,000,000 or more                         0*            0           1.00%**

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described below under "Class A Limited CDSC").

** The distributor may pay a financial representative a fee as follows: up to 1.00% on purchases up to and including $3 million, up to .50% on the next $47 million, and up to .25% on purchase amounts over $50 million.

The reduced sales charges shown above apply to the total amount of purchases of Class A shares of the fund made at one time by any "purchaser." The term "purchaser" includes:

1. Individuals and Members of Their Immediate Families: an individual, the individual's spouse or domestic partner, and his or her children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

2. Controlled Companies: any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

3. Related Trusts: a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member; and

4. UGMA Accounts: a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and or an immediate family member.

If you qualify for reduced sales charges based on purchases you are making at the same time in more than one type of account listed above, you must notify your financial representative at the time of purchase and request that your financial representative notify the fund's transfer agent or distributor. For more information, contact your financial representative.

All accounts held by any "purchaser" will be combined for purposes of qualifying for reduced sales charges under the Letter of Intent, Right of Accumulation and Concurrent Purchases privileges, which are discussed in more detail below. Your financial representative may not know about all your accounts that own shares of the Credit Suisse Funds. IN ORDER TO DETERMINE WHETHER YOU QUALIFY FOR A REDUCED SALES CHARGE ON YOUR CURRENT PURCHASE, YOU MUST NOTIFY YOUR FINANCIAL REPRESENTATIVE OF ANY OTHER INVESTMENTS THAT YOU OR YOUR RELATED ACCOUNTS HAVE IN THE CREDIT SUISSE FUNDS, such as shares held in an IRA, shares held by a member of your immediate family or shares held in an account at a broker-dealer or financial intermediary other than the financial representative handling your current purchase. For more information about qualifying for reduced sales charges, consult your financial intermediary, which may require that you provide documentation concerning related accounts.

From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares they are servicing.

THE INITIAL SALES CHARGE IS WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

(1)  investment advisory clients of CSAM;

(2) officers, current and former directors of the fund, current and former directors or trustees of other investment companies managed by CSAM or its affiliates, officers, directors and full-time employees of the CSAM affiliates; or the spouse, siblings, children, parents, or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be sold except to the fund);

(3) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);

(4) shares purchased by (a) registered investment advisers ("RIAs") on behalf of fee-based accounts or (b) by broker-dealers that have sales agreements with the fund and for which shares have been purchased on behalf of wrap fee client accounts and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services;

(5) shares purchased for 401(k) Plans, 403(B) Plans, 457 Plans, employee benefit plans sponsored by an employer, and pension plans;

(6)  Class B shares that are automatically converted to Class A shares;

(7) Class A shares acquired when dividends and distributions are reinvested in the fund; and

(8) Class A shares offered to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise.

If you qualify for a waiver of the sales charge, you must notify your financial representative at the time of purchase and request that your financial representative notify the fund's transfer agent or distributor. For more information, contact your financial representative.

REDUCED INITIAL SALES CHARGES ARE AVAILABLE IF YOU QUALIFY UNDER ONE OF THE FOLLOWING PRIVILEGES:

LETTER OF INTENT. You can use a letter of intent to qualify for reduced sales charges if you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) in Class A shares of the fund during the next 13 months (based on the public offering price of shares purchased). A letter of intent is a letter you sign under which the fund agrees to impose a reduced sales charge based on your representation that you intend to purchase at least $50,000 of Class A shares of the fund. You must invest at least $1,000 when you submit a Letter of Intent, and you may include purchases of fund shares made up to 90 days before the receipt of the Letter. Letters of Intent may be obtained by contacting your financial representative and should be submitted to the fund's distributor or transfer agent. The 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. Completing a Letter of Intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), your sales charges will be recalculated to reflect the actual amount of your purchases. You must pay the additional sales charge within 30 days after you are notified or the additional sales charge will be deducted from your account.

RIGHT OF ACCUMULATION. You may be eligible for reduced sales charges based upon the current net asset value of shares you own in the fund or other Credit Suisse Funds. The sales charge on each purchase of fund shares is determined by adding the current net asset value of all the classes of shares the investor currently holds to the amount of fund shares being purchased. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).

The reduced sales charge is applicable only to current purchases. Your financial representative must notify the transfer agent or the distributor that the account is eligible for the Right of Accumulation.

CONCURRENT PURCHASES. You may be eligible for reduced sales charges based on concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge on both funds would be reduced to reflect a $50,000 purchase. Your financial representative must notify the transfer agent or the distributor prior to your purchase that you are exercising the Concurrent Purchases privilege.

REINSTATEMENT PRIVILEGE. The Reinstatement Privilege permits shareholders to reinvest the proceeds of a redemption of the fund's Class A shares within 30 days from the date of redemption in Class A shares of the fund or of another Credit Suisse Fund without an initial sales charge. Your financial representative must notify the transfer agent or the distributor prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited CDSC paid to the distributor may be credited with the amount of the

Limited CDSC in shares of the Credit Suisse Fund at the current net asset value if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.


CLASS A LIMITED CDSC. A Limited Contingent Deferred Sales Charge ("Limited CDSC") will be imposed by the fund upon certain redemptions of Class A shares (or shares into which such Class A shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid a commission to the financial representative.

The Limited CDSC also applies to redemptions of shares of other funds into which such class A shares are exchanged. Any Limited CDSC charged on a redemption of exchanged-for fund shares is computed in the manner set forth in the exchanged-for fund's prospectus. You will not have to pay a Limited CDSC when you redeem fund shares that you purchased in exchange for shares of another fund, if you paid a sales charge when you purchased that other fund's shares.

The Limited CDSC will be paid to the distributor and will be equal to the lesser of 1% of:

o the net asset value at the time of purchase of the Class A shares being redeemed; or
o    the net asset value of such Class A shares at the time of redemption.

For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at the time of purchase of such Class A shares, even if those shares are later exchanged. In the event of an exchange of such Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares into which the Class A shares have been exchanged. The Limited CDSC on Class A shares will be waived on redemptions made pursuant to the fund's automatic withdrawal plan under the same circumstances as outlined in item (3) below related to the waiver of the CDSC on Class B shares.

CLASS B SHARES


You may choose to purchase Class B shares at the fund's net asset value, although such shares may be subject to a CDSC if you redeem your investment within four years. The CDSC does not apply to investments held for more than four years. Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that you have held the longest.


When the CDSC is imposed, the amount of the CDSC will depend on the number of years that you have held the shares according to the table set forth below. The CDSC will be assessed on an amount equal to the lesser of the then current net asset value or the original purchase price of the shares identified for redemption.

           YEAR AFTER                                  CDSC
            PURCHASE                                PERCENTAGE
               1st                                      4%
               2nd                                      3%
               3rd                                      2%
               4th                                      1%
         After 4th year                                None

Financial representatives selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Beginning on the first anniversary of the date of purchase, they also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares they are servicing.

THE CDSC ON CLASS B SHARES WILL BE WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

(1) shares received pursuant to the exchange privilege which are currently exempt from a CDSC;

(2) redemptions as a result of shareholder death or disability (as defined in the Internal Revenue Code of 1986, as amended);

(3) redemptions made pursuant to the fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12 month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver;

(4) redemptions related to required minimum distributions from retirement plans or accounts at age 70 1/2, which are required without penalty pursuant to the Internal Revenue Code; and

(5) Class B shares acquired when dividends and distributions are reinvested in the fund.


Redemptions effected by the fund pursuant to its right to liquidate a shareholder's account with a current net asset value of less than $250 will not be subject to the CDSC.


Class B shares held for eight years after purchase will be automatically converted into Class A shares and accordingly will no longer be subject to the CSDC, as follows:

CLASS B SHARES                            WHEN CONVERTED TO CLASS A
Shares issued at initial purchase         Eight years after the date of purchase


Shares issued on reinvestment of dividends and           In the same proportions as the number of Class B shares converting
distributions                                            is to total Class B shares you own (excluding shares issued as a dividend)

Shares issued upon exchange from another Credit          On the date the shares originally acquired would have converted into
Suisse Fund                                              Class A shares


REINSTATEMENT PRIVILEGE. If you redeemed Class B or Class C shares of a Credit Suisse Fund in the past 30 days and paid a deferred sales charge, you may buy Class B or Class C shares, as appropriate, of the fund or another Credit Suisse Fund at the current net asset value and be credited with the amount of the deferred sales charges in shares of the Credit Suisse Fund, if the distributor or the transfer agent is notified.


CLASS C SHARES


You may choose to purchase Class C shares at the fund's net asset value, although such shares will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for Class C shares of another Credit Suisse Fund, the CDSC is computed in the manner set forth in the exchanged-for fund's prospectus. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. The 1% CDSC on Class C shares will be applied in the same manner as the CDSC on Class B shares and waived under the same circumstances that would result in a waiver of the CDSC on Class B shares. Class C shares are not convertible to Class A shares and are subject to a distribution fee of 1.00% of average daily net assets.


Financial representatives selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Also, beginning on the first anniversary of the date of purchase, they receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares held by their clients.

                                OTHER INFORMATION

ABOUT THE DISTRIBUTOR

Credit Suisse Asset Management Securities, Inc., an affiliate of CSAM, is responsible for making the fund available to you.


The fund has adopted 12b-1 Plans for Class A, B and C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. These plans allow the fund to pay distribution and service fees for the sale and servicing of Classes A, B and C of the fund's shares. Under the plans, the distributor is paid 0.25%, 1.00% and 1.00% of the average net assets of the fund's Class A shares, Class B shares and Class C shares, respectively, although the maximum amount payable by the fund under its 12b-1 Plan for distributing Class A shares is 0.50% of its average daily net assets. Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.


Distribution and service fees on Class A, B and C shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the fund. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

The expenses incurred by the distributor under the 12b-1 Plans for Class A, B and C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.


The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. CSAM or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund - Distribution and Shareholder Servicing" in the SAI.

                              FOR MORE INFORMATION

More information about this fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Includes financial statements, portfolio investments and detailed performance information.

The Annual Report also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

OTHER INFORMATION

A current Statement of Additional Information (SAI) which provides more details about the fund is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.


Please contact Credit Suisse Funds to obtain, without charge, the SAI and Annual and Semiannual Reports, and other information and to make shareholder inquiries:


BY TELEPHONE:
800-927-2874

BY FACSIMILE:
888-606-8252

BY MAIL:
Credit Suisse Funds
P.O. Box 55030
Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
66 Brooks Drive
Braintree, MA 02171


ON THE INTERNET:
www.csam.com


SEC FILE NUMBERS:
Credit Suisse Opportunity Funds                                    811-9054
Credit Suisse High Income Fund


P.O. Box 55030, Boston, MA 02205-5030
800-927-2874 o www.csam.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.   CSHIF-1-0204

                       STATEMENT OF ADDITIONAL INFORMATION


                                FEBRUARY 28, 2004


            ---------------------------------------------------------

                    CREDIT SUISSE U.S. GOVERNMENT MONEY FUND

                       CREDIT SUISSE MUNICIPAL MONEY FUND

            ---------------------------------------------------------


                  This combined Statement of Additional Information provides information about Credit Suisse U.S. Government Money Fund (the "Government Fund") and Credit Suisse Municipal Money Fund (the "Municipal Fund" and collectively with the Government Fund, the "Funds") which supplements the information that is contained in the combined Prospectus of the Funds, dated February 28, 2004.

                  Each Fund's audited Annual Report dated October 31, 2003, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.


                  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus. Copies of the Prospectus and the Annual Reports can be obtained by writing or telephoning:

                                 Class A Shares
                                 --------------

                               Credit Suisse Funds
                                 P.O. Box 55030
                              Boston, MA 02205-5030
                                 (800)-927-2874




                                Table of Contents
                                -----------------
                                                                                         Page
INVESTMENT OBJECTIVES.......................................................................1
INVESTMENT POLICIES.........................................................................1
         Price and Portfolio Maturity.......................................................1
         Municipal Securities...............................................................2
         Variable Rate Obligations..........................................................4
         U.S. Government Securities.........................................................5
         Repurchase Agreements..............................................................6
         When-Issued Securities, Delayed-Delivery Transactions and Forward Commitments......6
         Stand-By Commitment Agreements.....................................................7
         Taxable Investments................................................................8
         Alternative Minimum Tax Bonds (Municipal Fund only)................................9
         Special Considerations Relating to the Municipal Fund and Risk Factors.............9
INVESTMENT RESTRICTIONS....................................................................10
PORTFOLIO VALUATION
PORTFOLIO TRANSACTIONS.....................................................................11
MANAGEMENT OF THE FUNDS....................................................................12
         Officers and Board of Trustees....................................................12
         Committees and Meetings of Trustees...............................................17
         Trustees' Total Compensation for Fiscal Year Ended October 31, 2003...............17
         Advisory Agreements dvisory Fees Paid to CSAM or to CSAM's Predecessor, DLJAM.....17
         Board Approval of Advisory Agreements.............................................17
         Administration Agreements.........................................................17
         Code of Ethics
         Custodian and Transfer Agent......................................................17
         Proxy Voting Policies and Procedures..............................................17
         Distribution and Shareholder Servicing............................................17
         Organization of the Funds.........................................................17
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................................17
AUTOMATIC CASH WITHDRAWAL PLAN.............................................................17
EXCHANGE PRIVILEGE.........................................................................17
ADDITIONAL INFORMATION CONCERNING TAXES....................................................17
INDEPENDENT AUDITORS AND COUNSEL...........................................................17
MISCELLANEOUS..............................................................................17
FINANCIAL STATEMENTS.......................................................................17
APPENDIX A -- PROXY VOTING POLICY AND PROCEDURES.........................................A-17
APPENDIX B -- DESCRIPTION OF MUNICIPAL SECURITIES RATINGS.................................B-1
APPENDIX C -- DESCRIPTION OF MUNICIPAL SECURITIES........................................C-17

                                      (i)

                              INVESTMENT OBJECTIVES

                  The following information supplements the discussion of each Fund's investment objective and policies in the Prospectus. There are no assurances that the Funds will achieve their investment objectives. The Funds are open-end management investment companies.


                  It is the objective of the Municipal Fund to seek maximum current income, consistent with liquidity and safety of principal, that is exempt from regular Federal income taxes. It seeks to achieve its objective by investing primarily in municipal securities. The Municipal Fund will invest, under normal market conditions, at least 80% of assets in investments the income from which is exempt from regular Federal income tax ("Municipal Securities"). This percentage requirement will not be applicable during periods when the Municipal Fund pursues a temporary defensive strategy, as discussed below. The Municipal Fund's 80% investment policy may not be changed without the approval of a majority of the shareholders of the Fund. This means an affirmative vote of the holders of (a) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

                  It is the objective of the Government Fund to seek maximum current income, consistent with liquidity and safety of principal. It seeks to achieve its objective by investing in a portfolio of U.S. government securities, including issues of the U.S. Treasury and other government agencies, that generally have remaining maturities of one year or less and collateralized repurchase agreements. The Government Fund will invest, under normal market conditions, at least 80% of net assets, plus any borrowings for investment purposes, in U.S. Government securities. This percentage requirement will not be applicable during periods when the Government Fund pursues a temporary defensive strategy, as discussed below. The Fund's 80% investment policy may be changed by the Board of Trustees of the Trust upon 60 days' notice to shareholders of the Government Fund.


                               INVESTMENT POLICIES

                  PRICE AND PORTFOLIO MATURITY. Each Fund invests only in securities that are purchased with and payable in U.S. dollars and that have (or, pursuant to regulations adopted by the Securities and Exchange Commission (the "SEC"), are deemed to have) remaining maturities of 397 calendar days or less at the date of purchase by the Fund. For this purpose, variable rate obligations (as described below), which are payable on demand, or under certain conditions at specified periodic intervals not exceeding 397 calendar days, in either case on not more than 30 days' notice, will be deemed to have remaining maturities of 397 calendar days or less. Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. Each Fund follows these policies to maintain a constant net asset value of $1.00 per share, although there is no assurance that it can do so on a continuing basis.

                  PORTFOLIO QUALITY AND DIVERSIFICATION. Each Fund will limit its portfolio investments to securities that its Board determines present minimal credit risks and which are "Eligible Securities" at the time of acquisition by the Fund. The term, Eligible Securities, includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (i) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) one NRSRO, if only one NRSRO has issued a rating with respect to such security or issuer at the time that the Fund acquires the security. Each Fund may purchase securities that are unrated at the time of purchase that its investment adviser deems to be of comparable quality to rated securities that the Fund may purchase. The NRSROs currently designated as such by the SEC are the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch IBCA, Inc. and Dominion Bond Rating Service Ltd.


                  The Funds have adopted certain quality, maturity and diversification requirements under Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), as operating policies. Under these policies, there are two tiers of Eligible Securities, first and second tier, based on their ratings by NRSROs or, if the securities are unrated, on determinations by a Fund's investment adviser. These policies generally restrict a Fund from investing more than 5% of its assets in second tier securities and limit to 5% of assets the portion that may be invested in any one issuer.

                  MUNICIPAL SECURITIES. Under normal circumstances, substantially all of the Municipal Fund's assets will be invested in Municipal Securities. Municipal Securities include short-term debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity securities that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Securities if the interest paid thereon is excluded from gross income for federal income tax purposes.

                  The two principal types of Municipal Securities consist of "general obligation" and "revenue" issues, and the Municipal Fund's portfolio may also include "moral obligation" issues, which are normally issued by special purpose authorities. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity securities held by the Fund are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity securities is usually directly related to the credit standing of the corporate user of the facility involved.

                  There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of rating agencies represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields, while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.


                  The payment of principal and interest by issuers of certain Municipal Securities purchased by the Municipal Fund may be guaranteed by letters of credit or other credit facilities offered by banking or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets the Municipal Fund's investment quality requirements.

                  An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Securities may be materially adversely affected.

                  The Municipal Securities in which the Municipal Fund invests are limited to those obligations which at the time of purchase are:

          1.   Backed by the full faith and credit of the United States; or

          2. Municipal notes rated MIG-1 or MIG-2 and VMIG-1 or VMIG-2 by Moody's or SP-1 or SP-2 by S&P, or, if not rated, of equivalent investment quality as determined by the Municipal Fund's adviser; or

          3. Municipal bonds rated Aa or higher by Moody's, AA- or higher by S&P or, if not rated, of equivalent investment quality as determined by the Municipal Fund's adviser; or

          4. Other types of municipal securities, provided that such obligations are rated Prime-1 by Moody's, A-1 or higher by S&P or, if not rated, of equivalent investment quality as determined by the Municipal Fund's adviser.


                  See Appendix B for a description of municipal ratings and Appendix C for a description of municipal securities.


                  Among other instruments, the Municipal Fund may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

                  MUNICIPAL LEASES. These are obligations in the form of a lease or installment purchase which are issued by state and local governments to acquire equipment and facilities. Income from such obligations is exempt from local and state taxes in the state of issuance.

"Participations" in such leases are undivided interests in a portion of the total obligation. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. The constitutions and statutes of all states contain requirements that the state or a municipality must meet to incur debt. These often include voter referenda, interest rate limits and public sale requirements. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

                  In addition to the "non-appropriation" risk, municipal leases have additional risk aspects because they represent a relatively new type of financing that has not yet developed in many cases the depth of marketability and liquidity associated with conventional bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In addition, in certain instances the tax-exempt status of the obligations will not be subject to the legal opinion of a nationally recognized "bond counsel," as is customarily required in larger issues of municipal obligations. However, in all cases the Municipal Fund will require that a municipal lease purchased by the Municipal Fund be covered by a legal opinion (typically from the issuer's counsel) to the effect that, as of the effective date of such lease, the lease is the valid and binding obligation of the governmental issuer.

                  Municipal leases and participations will be purchased pursuant to analysis and review procedures which the Municipal Fund's adviser believes will minimize risks to shareholders. It is possible that more than 5% of the Municipal Fund's net assets will be invested in municipal leases which have been determined by the Municipal Fund's adviser to be illiquid securities. When evaluating the liquidity of a municipal lease, the investment adviser considers all relevant factors, including frequency of trading, availability of quotations, the number of dealers and their willingness to make markets, the nature of trading activity and the assurance that liquidity will be maintained. With respect to unrated municipal leases, credit quality is also evaluated.


                  VARIABLE RATE OBLIGATIONS. The interest rate payable on certain Municipal Securities in which the Municipal Fund may invest, called "variable rate" obligations, is not fixed and may fluctuate based upon changes in market rates. The interest rate payable on a variable rate Municipal Security is adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of the Municipal Fund to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity. The main benefit of a variable rate Municipal Security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate Municipal Securities enhances the ability of the Municipal Fund to maintain a stable net asset value per share and to sell an obligation prior to maturity at a price approximating the full principal amount.

                  Variable rate obligations purchased by the Municipal Fund may include participation interests in variable rate industrial development bonds. Purchase of a participation interest gives the Municipal Fund an undivided interest in certain such bonds. The Municipal Fund can exercise the right, on not more than 30 days' notice, to sell such an instrument back to the financial institution from which it purchased the instrument and, if applicable, draw on the letter of credit for all or any part of the principal amount of the Municipal Fund's participation interest in the instrument, plus accrued interest, but will do so only (i) as required to provide liquidity to the Fund,
(ii) to maintain a high quality investment portfolio, or (iii) upon a default under the terms of the demand instrument. Financial institutions retain portions of the interest paid on such variable rate industrial development bonds as their fees for servicing such instruments and the issuance of related letters of credit and repurchase commitments. No single financial institution will issue its letters of credit with respect to variable rate obligations or participation interests therein covering more than the allowable percentage of the total assets of the Municipal Fund pursuant to Rule 2a-7 under the 1940 Act. The Municipal Fund will not purchase participation interests in variable rate industrial development bonds unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by the Municipal Fund from the bonds in which it holds participation interests is exempt from Federal income taxes. The Municipal Fund's adviser will monitor the pricing, quality and liquidity of variable rate demand obligations and participation interests therein held by the Municipal Fund on the basis of published financial information, rating agency reports and other research services to which the adviser may subscribe.


                  U.S. GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which the Funds may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).


                  Other U.S. government securities in which the Funds may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Each Fund may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported solely by the credit of the instrumentality or government-sponsored enterprise. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.


                   REPURCHASE AGREEMENTS. Each Fund may agree to purchase money market instruments from financial institutions such as banks and broker-dealers subject to the seller's agreement to repurchase them at an agreed-upon date and price ("repurchase agreements"). The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Default by a seller, if the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, could expose the Fund to possible loss, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights thereto. Repurchase agreements are considered to be loans by the Fund under the 1940 Act. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury book-entry system or another authorized securities depository.

                   REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow funds for temporary purposes and not for leverage by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into such an arrangement (a "reverse repurchase agreement"), it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

                   WHEN-ISSUED SECURITIES, DELAYED-DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. Each Fund may purchase securities on a when-issued basis or on a forward commitment basis, and it may purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). Each Fund engages in when-issued purchases and forward commitments in furtherance of its investment objectives.


                  In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction. The Funds will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if the adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. Each Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.


                  When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Funds' incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


                  SECURITIES OF OTHER INVESTMENT COMPANIES. The Funds may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order. Presently, under the 1940 Act, each Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

                  STAND-BY COMMITMENT AGREEMENTS. (MUNICIPAL FUND ONLY). The Municipal Fund may acquire "stand-by commitments" with respect to Municipal Securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Securities at a specified price. Stand-by commitments acquired by the Fund may also be referred to as "put" options. The Fund's right to exercise stand-by commitments is unconditional and unqualified. A stand-by commitment is not transferable by the Fund, although the Fund can sell the underlying securities to a third party at any time.

                  The principal risk of a stand-by commitment is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. The Fund intends to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Credit Suisse Asset Management, LLC, each Fund's investment adviser ("CSAM"), present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, CSAM will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims.

                  The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period.


                  The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities that are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

                  The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Securities which would continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund. Stand-by commitments would not affect the average weighted maturity of the Fund's portfolio.


                  The Internal Revenue Service has issued a revenue ruling to the effect that a regulated investment company will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to a stand-by commitment and that the interest on the Municipal Securities will be excluded from the Fund's gross income for such purposes.

                  The Municipal Fund may only invest up to 10% of its net assets, in the aggregate, in standby commitments, when-issued securities, delayed-delivery securities and other illiquid securities.


                  TAXABLE INVESTMENTS OF THE MUNICIPAL FUND. Under normal market conditions, the Municipal Fund invests at least 80% of its net assets in Municipal Securities, but may invest up to 20% of its total assets in taxable money market securities when such action is deemed to be in the best interests of the Fund's investors. Situations in which the Fund may invest up to 20% of its total assets in taxable securities include: (i) pending investment of proceeds of sales of Fund shares or the sale of its portfolio securities or (ii) when the Fund requires highly liquid securities in order to meet anticipated redemptions. The Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when the Fund's investment adviser determines that it is advisable to do so because of adverse market conditions affecting the market for Municipal Securities generally. Among the taxable investments in which the Fund may invest are repurchase agreements (as discussed above) and time deposits maturing in not more than seven days.

                  ALTERNATIVE MINIMUM TAX BONDS (MUNICIPAL FUND ONLY). The Municipal Fund may invest without limitation in "Alternative Minimum Tax Bonds," which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate "alternative minimum tax." The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by the Fund may be lower than those from other Municipal Securities acquired by the Fund due to the possibility of federal, state and local alternative minimum tax liability on Alternative Minimum Tax Bonds.


                  SPECIAL CONSIDERATIONS RELATING TO THE MUNICIPAL FUND AND
RISK FACTORS. In seeking to achieve its investment objective the Municipal Fund may invest all or any part of its assets in Municipal Securities which are industrial development bonds. Moreover, although the Municipal Fund does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of economically related projects, if such investment is deemed necessary or appropriate by the Fund's investment adviser. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

                  The Municipal Fund also invests in securities backed by guarantees from banks and other financial institutions. The Fund's ability to maintain a stable share price is largely dependent upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to the Fund and affect its share price.

                  Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond and municipal note market, the size of a particular offer, the maturity of the obligation and the rating of the issue. Municipal Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. (An increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.) The achievement of the Municipal Fund's investment objectives is dependent in part on the continuing ability of the issuers of Municipal Securities in which the Municipal Fund invests to meet their obligations for the payment of principal and interest when due. Municipal Securities historically have not been subject to registration with the SEC, although there have been proposals which would require registration in the future. The Municipal Fund may seek to improve income by selling certain securities prior to maturity in order to take advantage of yield disparities that occur in securities markets.

                  Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of, and interest on, its municipal securities may be materially affected.

                             INVESTMENT RESTRICTIONS

                  The following fundamental investment limitations are applicable to each of the Funds and may not be changed with respect to a Fund without the approval of a majority of the shareholders of that Fund. This means an affirmative vote of the holders of (a) 67% or more of the shares of that Fund represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (b) more than 50% of the outstanding shares of that Fund, whichever is less. Except as set forth in the Prospectus and this Statement of Additional Information, all other investment policies or practices are considered by each Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                  A Fund may not:

                  1. Invest 25% or more of the value of its total assets in any one industry, other than the United States Government, or any of its agencies or instrumentalities, provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;


                  2. Issue senior securities, except as permitted under the 1940 Act;

                  3. Make loans except through loans of portfolio securities, acquisitions of securities consistent with the Fund's investment objective and policies and as otherwise permitted by the 1940 Act;


                  4. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter;

                  5. Purchase real estate or interests therein unless acquired as a result of ownership from investing in securities or other instruments (but this shall not prevent the Fund from investing in securities or other interests backed by real estate or securities of companies engaged in the real estate business);

                  6. Purchase or sell commodities or commodities contracts except for purposes, and only to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool;

                  7. Make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of securities does not exceed 25% of then outstanding securities of that class; and

                  8. Borrow money, except that the Fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and
(ii) in combination do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

                               PORTFOLIO VALUATION

                  Each Fund's portfolio securities are valued on the basis of amortized cost. Under this method, a Fund values a portfolio security at cost on the date of purchase and thereafter assumes a constant value of the security for purposes of determining net asset value, which normally does not change in response to fluctuating interest rates. Although the amortized cost method seems to provide certainty in portfolio valuation, it may result in periods during which values, as determined by amortized cost, are higher or lower than the amount the Fund would receive if it sold the securities. In connection with amortized cost valuation, the Board has established procedures that are intended to stabilize the Fund's net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviations from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the Fund's average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of the Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

                             PORTFOLIO TRANSACTIONS

                  CSAM is responsible for establishing, reviewing, and, where necessary, modifying a Fund's investment program to achieve its investment objective. CSAM will select specific portfolio investments and effect transactions for the relevant Fund. Purchases and sales of portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with dealers who specialize in money market instruments. CSAM seeks to obtain the best net price and the most favorable execution of Fund orders. To the extent that the execution and price offered by more than one dealer are comparable, CSAM may, in its discretion, effect transactions in portfolio securities with dealers who provide the relevant Fund with research advice or other services.

                  Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by CSAM. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price, and available investments allocated as to amount, in a manner which CSAM believes to be equitable to each client, including the relevant Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for a Fund. To the extent permitted by law, CSAM may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

                  In no instance will portfolio securities of either Fund be purchased from or sold to CSAM, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") or Credit Suisse First Boston ("CS First Boston") or any affiliated person of such companies, except pursuant to an exemption received from the SEC. In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

                  For the past three fiscal years ended October 31, neither Fund paid any brokerage commissions.


                  As of October 31, 2003, the Government Fund held the following securities of its regular brokers or dealers:



            Name of Securities                  Aggregate Value of the Holdings
            ------------------                 --------------------------------


Goldman Sachs Group Inc. Repurchase Agreement             $5,258,000



                  The Municipal Fund may participate, if and when practicable, in bidding for the purchase of Municipal Securities directly from an issuer for the Fund's portfolio in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when CSAM, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

                  Each Fund does not intend to seek profits through short-term trading. A Fund's annual portfolio turnover will be relatively high but the Fund's portfolio turnover is not expected to have a material effect on its net income. Each Fund's portfolio turnover is expected to be zero for regulatory reporting purposes.

                             MANAGEMENT OF THE FUNDS

     OFFICERS AND BOARD OF TRUSTEES

                  The business and affairs of each Fund are managed by the Board of Trustees in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of a Fund and who execute policies authorized by the

Board. The Board approves all significant agreements between each Fund and the companies that furnish services to the fund, including agreements with the Fund's investment adviser, custodian and transfer agent The names (and dates of birth) of each Fund's Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.




                  INFORMATION CONCERNING TRUSTEES AND OFFICERS

--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------
                                                                                         Number of
                                                   Term of                               Portfolios
                                                   Office1                               in Fund
                                                   and Length   Principal                Complex       Other
                                  Position(s)      of Time      Occupation(s) During     Overseen by   Directorships
Name, Address and Date of Birth   Held with Fund   Served       Past Five Years          Trustee       Held by Trustee
--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------
--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------
INDEPENDENT TRUSTEES
--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------
Richard H. Francis                Trustee,         Since 2001   Currently retired.       44            None
c/o Credit Suisse Asset           Nominating and
Management, LLC                   Audit
466 Lexington Avenue              Committee
New York, NY  10017-3140          Member
Date of Birth: 4/23/32
--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------
Jeffrey E. Garten                 Trustee,         Since 2001   Dean of Yale School of   43            Director of
Box 208200                        Nominating and                Management and William                 Aetna, Inc.
New Haven, Connecticut            Audit                         S. Beinecke Professor                  (insurance
06520-8200                        Committee                     in the Practice of                     company);
Date of Birth: 10/29/46           Member                        International Trade                    Director of
                                                                and Finance (from                      Calpine
                                                                November 1995 to                       Corporation
                                                                present).                              (energy
                                                                                                       provider);
                                                                                                       Director of
                                                                                                       CarMax Group
                                                                                                       (used car
                                                                                                       dealers)
--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------
Peter F. Krogh                    Trustee, Audit   Since 2001   Dean Emeritus and        43            Director of
301 ICC                           Committee                     Distinguished                          Carlisle
Georgetown University             Member and                    Professor of                           Companies
Washington, DC 20057              Nominating                    International Affairs                  Incorporated
Date of Birth: 2/11/37            Committee                     at the Edmund A. Walsh                 (diversified
                                  Chairman                      School of Foreign                      manufacturing
                                                                Service, Georgetown                    company);  Member
                                                                University;                            of Selection
                                                                                                       Committee
--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------

---------------------------------
1    Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

                                       13


--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------
                                                                                         Number of
                                                   Term of                               Portfolios
                                                   Office1                               in Fund
                                                   and Length   Principal                Complex       Other
                                  Position(s)      of Time      Occupation(s) During     Overseen by   Directorships
Name, Address and Date of Birth   Held with Fund   Served       Past Five Years          Trustee       Held by Trustee
--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------
--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------
                                                                Moderator
                                                                of PBS foreign affairs                 for Truman
                                                                television series from                 Scholars
                                                                1998 to 2000.                          and Henry Luce
                                                                                                       Scholars; Senior
                                                                                                       Associate of
                                                                                                       Center for
                                                                                                       Strategic and
                                                                                                       International
                                                                                                       Studies; Trustee
                                                                                                       of numerous world
                                                                                                       affairs
                                                                                                       organizations
--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------
James S. Pasman, Jr.              Trustee,         Since 2001   Currently retired.       45            Director of
c/o Credit Suisse Asset           Nominating and                                                       Education
Management, LLC                   Audit                                                                Management Corp.
466 Lexington Avenue              Committee
New York, NY  10017-3140          Member
Date of Birth: 12/20/30

--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------
Steven N. Rappaport               Trustee,         Since 2001   Partner of Lehigh        45            None
Lehigh Court LLC                  Nominating                    Court, LLC and RZ
40 East 52nd Street,              Committee                     Capital (private
New York, New York 10022          Member and                    investment firms)
Date of Birth: 7/10/48            Audit                         since July 2002;
                                  Committee                     Consultant to SunGard
                                  Chairman                      Securities Finance,
                                                                Inc. from February
                                                                2002 to July 2002;
                                                                President of SunGard
                                                                Securities Finance,
                                                                Inc.,  from 2001 to
                                                                February 2002;
                                                                President of Loanet,
                                                                Inc. (on-line
                                                                accounting service)
                                                                from 1997 to 2001.
--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------


                                       14


--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------
                                                                                         Number of
                                                   Term of                               Portfolios
                                                   Office1                               in Fund
                                                   and Length   Principal                Complex       Other
                                  Position(s)      of Time      Occupation(s) During     Overseen by   Directorships
Name, Address and Date of Birth   Held with Fund   Served       Past Five Years          Trustee       Held by Trustee
--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------
--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------
INTERESTED TRUSTEES
--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------
Joseph D. Gallagher2              Trustee,         Since 2003   Managing Director and    46            None
Credit Suisse Asset               Chairman of                   Chief Executive
Management, LLC                   the Board and                 Officer of CSAM and
466 Lexington Avenue              Chief                         Global Chief Operating
New York, New York                Executive                     Officer of Credit
10017-3140                        Officer                       Suisse Asset
Date of Birth: 12/14/62                                         Management since 2003;
                                                                Global Chief
                                                                Financial
                                                                Officer, Credit
                                                                Suisse Asset
                                                                Management from
                                                                1999 to 2003;
                                                                Chief Executive
                                                                Officer and
                                                                Director of
                                                                Credit Suisse
                                                                Asset Management
                                                                Limited, London,
                                                                England, from
                                                                June 2000 to
                                                                2003; Director
                                                                of Credit Suisse
                                                                Asset Management
                                                                Funds (UK)
                                                                Limited, London,
                                                                England, from
                                                                June 2000 to
                                                                2003; Managing
                                                                Director,
                                                                head-Asian
                                                                Corporate
                                                                Finance and M&A,
                                                                Credit Suisse
                                                                First Boston,
                                                                Hong Kong,
                                                                China, from
                                                                January 1998 to
                                                                May 1999.
--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------
---------------------------------
2    Mr. Gallagher is a Trustee who is an "interested person" of the Funds as defined in the 1940 Act because he is an officer of CSAM.

                                       15



--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------
                                                                                         Number of
                                                   Term of                               Portfolios
                                                   Office1                               in Fund
                                                   and Length   Principal                Complex       Other
                                  Position(s)      of Time      Occupation(s) During     Overseen by   Directorships
Name, Address and Date of Birth   Held with Fund   Served       Past Five Years          Trustee       Held by Trustee
--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------
William W. Priest, Jr.3           Trustee          Since 2001   Co-Managing Partner,     50            Global Wireless,
Steinberg Priest & Sloane                                       Steinberg Priest &                     LLC (maritime
Capital Management                                              Sloane Capital                         communica-tions
12 East 49th Street                                             Management since March                 company);
12th Floor                                                      2001; Chairman and                     InfraRed X
New York, New York 10017                                        Managing Director of                   (medical device
Date of Birth: 9/24/41                                          CSAM from 2000 to                      company)
                                                                February 2001,
                                                                Chief Executive
                                                                Officer and
                                                                Managing
                                                                Director of CSAM
                                                                from 1990 to
                                                                2000.
--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------
OFFICERS
--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------
Hal Liebes                        Vice President   Since 2001   Managing Director and    --            --
Credit Suisse Asset Management,   and Secretary                 Global General Counsel
LLC                                                             of CSAM; Associated
466 Lexington Avenue                                            with CSAM since 1997;
New York, New York 10017-3140                                   Officer of other
Date of Birth: 7/6/64                                           Credit Suisse Funds.
--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------
Michael A. Pignataro              Treasurer and    Since 2001   Director and Director    --            --
Credit Suisse Asset Management,   Chief                         of Fund Administration
LLC                               Financial                     of CSAM; Associated
466 Lexington Avenue              Officer                       with CSAM since 1984;
New York, New York 10017-3140                                   Officer of other
Date of Birth: 11/15/59                                         Credit Suisse Funds.

--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------
Gregory N. Bressler               Assistant        Since 2001   Director and Deputy      --            --
Credit Suisse Asset Management,   Secretary                     General Counsel of
LLC                                                             CSAM; Associated with
466 Lexington Avenue                                            CSAM since January
New York, New York 10017-3140                                   2000; Associated with
Date of Birth: 11/17/66                                         the law firm of
                                                                Swidler Berlin
                                                                Shereff Friedman
                                                                LLP from 1996 to
                                                                2000; Officer of
                                                                other Credit
                                                                Suisse Funds.
--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------

---------------------------------
3    Mr. Priest is a Trustee who is an "interested person" of the Funds of the
     Funds as defined in the 1940 Act, because he provided consulting services to CSAM within the last two years (ended December 31, 2002).


                                       16


--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------
                                                                                         Number of
                                                   Term of                               Portfolios
                                                   Office1                               in Fund
                                                   and Length   Principal                Complex       Other
                                  Position(s)      of Time      Occupation(s) During     Overseen by   Directorships
Name, Address and Date of Birth   Held with Fund   Served       Past Five Years          Trustee       Held by Trustee
--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------
Rocco A. DelGuercio               Assistant        Since 2001   Vice President and       --            --
Credit Suisse Asset Management,   Treasurer                     Administrative Officer
LLC                                                             of CSAM; Associated
466 Lexington Avenue                                            with CSAM since June
New York, New York 10017-3140                                   1996; Officer of other
Date of Birth: 4/28/63                                          Credit Suisse Funds.
--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------
J. Kevin Gao, Esq.                Assistant        Since 2004   Vice President and       --            --
Credit Suisse Asset Management,   Secretary                     Legal Counsel of CSAM;
LLC                                                             Associated with CSAM
466 Lexington Avenue                                            since July 2003;
New York, New York 10017-3140                                   Associated with the
Date of Birth: 10/13/67                                         law firm of Willkie
                                                                Farr & Gallagher
                                                                LLP from 1998 to
                                                                2003; Officer of
                                                                other Credit
                                                                Suisse Funds.
--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------
Joseph Parascondola               Assistant        Since 2001   Assistant Vice           --            --
Credit Suisse Asset Management,   Treasurer                     President of CSAM
LLC                                                             since April 2000;
466 Lexington Avenue                                            Assistant Vice
New York, New York 10017-3140                                   President, Deutsche
Date of Birth: 6/5/63                                           Asset Management from
                                                                January 1999 to April
                                                                2000; Officer of other
                                                                Credit Suisse Funds.
--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------
Robert M. Rizza                   Assistant        Since 2002   Assistant Vice           --            --
Credit Suisse Asset               Treasurer                     President of
--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------

                                       17


--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------
                                                                                         Number of
                                                   Term of                               Portfolios
                                                   Office1                               in Fund
                                                   and Length   Principal                Complex       Other
                                  Position(s)      of Time      Occupation(s) During     Overseen by   Directorships
Name, Address and Date of Birth   Held with Fund   Served       Past Five Years          Trustee       Held by Trustee
--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------

Management,                                                     CSAM since
LLC                                                             January 2001;
466 Lexington Avenue                                            associated with CSAM
New York, New York 10017-3140                                   since 1998; Officer of
Date of Birth: 12/9/65                                          other Credit Suisse
                                                                Funds.
--------------------------------- ---------------- ------------ ------------------------ ------------- ------------------


                  OWNERSHIP IN SECURITIES OF THE FUNDS AND FUND COMPLEX

As reported to the Funds, the information in the following table reflects beneficial ownership by the Trustees of certain securities as of December 31, 2003.

-------------------------------------- ---------------------------------------- --------------------------------------
                                                                                Aggregate Dollar Range of Equity
                                                                                Securities in all Registered
                                                                                Investment Companies Overseen by
                                       Dollar Range of Equity Securities in     Trustee in Family of Investment
 Name of Trustee                       the Fund*, (1)                           Companies*
-------------------------------------- ---------------------------------------- --------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------- ---------------------------------------- --------------------------------------
Richard H. Francis                     Government Fund: A                       E

                                       Municipal Fund: A
-------------------------------------- ---------------------------------------- --------------------------------------
Jeffrey E. Garten                      Government Fund: A                       A
                                       ----------------------------------------
                                       Municipal Fund: A
-------------------------------------- ---------------------------------------- --------------------------------------
Peter F. Krogh                         Government Fund: A                       D
                                       ----------------------------------------
                                       Municipal Fund: A
-------------------------------------- ---------------------------------------- --------------------------------------
James S. Pasman, Jr.                   Government Fund: A                       C
                                       ----------------------------------------
                                       Municipal Fund: A
-------------------------------------- ---------------------------------------- --------------------------------------
Steven N. Rappaport                    Government Fund: A                       D
                                       ----------------------------------------
                                       Municipal Fund: A
-------------------------------------- ---------------------------------------- --------------------------------------


                                       18

-------------------------------------- ---------------------------------------- --------------------------------------
                                                                                Aggregate Dollar Range of Equity
                                                                                Securities in all Registered
                                                                                Investment Companies Overseen by
                                       Dollar Range of Equity Securities in     Trustee in Family of Investment
 Name of Trustee                       the Fund*, (1)                           Companies*
-------------------------------------- ---------------------------------------- --------------------------------------
-------------------------------------- ---------------------------------------- --------------------------------------
INTERESTED TRUSTEE
-------------------------------------- ---------------------------------------- --------------------------------------
William W. Priest                      Government Fund: A                       A
                                       ----------------------------------------
                                       Municipal Fund: A
-------------------------------------- ---------------------------------------- --------------------------------------
Joseph D. Gallagher                    Government Fund: A                       E
                                       ----------------------------------------
                                       Municipal Fund: A
-------------------------------------- ---------------------------------------- --------------------------------------

-------------------
(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.
*    Key to Dollar Ranges:
     A.  None
     B.  $1 - $10,000
     C.  $10,000 - $50,000
     D.  $50,000 - $100,000
     E.  Over $100,000


                  No employee of CSAM, CSAMSI, the Funds' co-administrator, State Street Bank and Trust Company ("SSB"), or any of their affiliates receives any compensation from the Funds for acting as an officer or trustee of a Fund. Each Trustee who is not a director, trustee, officer or employee of CSAM, CSAMSI, SSB or any of their affiliates receives an annual fee of $750 per Fund and $250 per meeting of the Board attended by him for his services as a Trustee, and is reimbursed for expenses incurred in connection with his attendance as Board meetings. Each member of the Audit Committee receives an annual fee of $250 and the Chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.


                           COMMITTEES AND MEETINGS OF TRUSTEES


                  Each Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Trustees who are not "interested persons" of the Funds as defined in the 1940 Act ("Independent Trustees"), namely Messrs. Francis, Garten, Krogh, Pasman and Rappaport.

                  In accordance with its written charter adopted by the Board of Trustees, the Audit Committee oversees the scope of each Fund's audit, the quality and objectivity of the accounting and financial reporting policies and practices and its internal controls; determines selection, appointment, retention or termination of each Fund's independent auditors, as well as approving the compensation thereof; pre-approves all audit and non-audit services provided to the Fund's and certain other persons by such independent auditors; and acts as a liaison between the Fund's and independent auditors and the full Board. The Audit Committee of the Funds met four times during the fiscal year ended October 31, 2003.

                  The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Board of Trustees. The Nominating Committee will consider nominees recommended by the Funds' shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Funds' Secretary. The Nominating Committee also considers the appointment of independent counsel to the Independent Trustees. The Nominating Committee of each Fund met twice during the fiscal year ended October 31, 2003.

                  Mr. Rappaport informed the Funds that his former employer, Loanet, Inc. ("Loanet"), had performed loan processing services for various Credit Suisse Group entities (not including CSAM). He indicated that Loanet billed these Credit Suisse entities approximately $1,700,000 and $2,300,000 during the years ended December 31, 2000 and 2001, respectively. Prior to May 31, 2001, Mr. Rappaport was President and a director of Loanet, and held an approximately 25% equity interest in Loanet. Another investor in Loanet owned an approximately 67% interest and was in control of Loanet until May 31, 2001. On May 31, 2001, Loanet was sold to SunGard Data Systems, Inc. ("SunGard"). Mr. Rappaport sold his shares to SunGard, but remained President of Loanet until December 31, 2001. Mr. Rappaport remained at Loanet for a nominal salary until July 31, 2002 but had no formal position.


       TRUSTEES' TOTAL COMPENSATION FOR FISCAL YEAR ENDED OCTOBER 31, 2003

---------------------------------------------------------------------------------------
                                                                           Number of
                                                        All Investment   Portfolios in
                                                         Companies in    Fund Complex
                            Government                   the CSAM Fund   Overseen by
     Name of Trustee          Fund       Municipal Fund     Complex         Trustee
---------------------------------------------------------------------------------------
William W. Priest 1        $    229     $      229      $     41,563         50
---------------------------------------------------------------------------------------
Richard H. Francis         $    656     $      656      $     75,875         44
---------------------------------------------------------------------------------------
Jack W. Fritz 2            $    656     $      656      $     68,875         0
---------------------------------------------------------------------------------------
Jeffrey E. Garten          $    656     $      656      $     68,375         43
---------------------------------------------------------------------------------------
Peter F. Krogh             $    656     $      656      $     67,375         43
---------------------------------------------------------------------------------------
James S. Pasman, Jr.       $    656     $      656      $     97,750         45
---------------------------------------------------------------------------------------
Steven N. Rappaport        $    719     $      719      $     83,975         45
---------------------------------------------------------------------------------------
Joseph D. Gallagher 3           None          None            None              46
---------------------------------------------------------------------------------------

-------------------

1 Mr. Priest is an "interested person" of each Fund because he provided consulting services to CSAM within the last two years (ended December 31, 2002). He receives compensation from the Funds and other investment companies advised by CSAM.

2    Mr. Fritz retired from the Board on November 18, 2003.

3 Mr. Gallagher did not receive any compensation from the Funds during the fiscal year ended October 31, 2003.

                  As of February 2, 2004, Trustees and officers of each Fund as a group owned of record less than 1% of each Fund's outstanding shares.

                           ADVISORY AGREEMENTS


                  CSAM, located at 466 Lexington Avenue, New York, New York 10017-3140 serves as investment adviser to each Fund pursuant to a written investment advisory agreement between CSAM and the Fund (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston ("CSFB"), part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $912 billion in assets under management. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse. As of December 31, 2003, CSAM employed 2,000 people worldwide and had global assets under management of approximately $317.9 billion, with $51.0 under management in the U.S. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.


                  Prior to November 3, 2000, DLJ Asset Management, Inc. ("DLJAM") served as the Funds' investment adviser. On November 3, 2000, Credit Suisse acquired Donaldson, Lufkin & Jenrette, Inc. ("DLJ") including its subsidiary, DLJAM, and combined the investment advisory business of DLJAM with its existing U.S. asset management business, CSAM.

                  The Advisory Agreement between each Fund and CSAM has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Trustees or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

                  Pursuant to each Advisory Agreement, subject to the supervision and direction of the Board, CSAM is responsible for managing each Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Trustees who are affiliated persons of CSAM or any of its subsidiaries.

                  Each Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Fund who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Fund; and any extraordinary expenses.

                  Each class of a Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund. General expenses of the Funds not readily identifiable as belonging to a particular Fund are allocated among all Credit Suisse Funds by or under the direction of the Funds' Boards of Trustees in such manner as the Boards determine to be fair and accurate. Each class of the Funds pays its own administration fees and may pay a different share than the other classes of other expenses, except advisory and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.

                  Each Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Fund or to shareholders of the Fund to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

                  Each Fund or CSAM may terminate the Advisory Agreement on 60 days written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

                  For its services to the Funds, CSAM will be paid (before any voluntary waivers or reimbursements) a monthly fee computed at the annual rates set forth below:

------------------ ------------------------------------------------------------
FUND               ANNUAL RATE
------------------ ------------------------------------------------------------
Government Fund    0.40% of average daily net assets for the first $1 billion
------------------ ------------------------------------------------------------
                   0.35% of average daily net assets in excess of $1 billion
------------------ ------------------------------------------------------------

------------------ ------------------------------------------------------------
Municipal Fund     0.40% of average daily net assets up to $1 billion
------------------ ------------------------------------------------------------
                   0.35% of average daily net assets in excess of $1 billion
------------------ ------------------------------------------------------------

------------------ ------------------------------------------------------------



                  For the fiscal year ended October 31, 2003, the Funds paid advisory fees to CSAM at the following rates (net of any voluntary waivers or reimbursements): 0.08% for the Government Fund and 0.13% for the Municipal Fund.


                  CSAM and the Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Fund.

           ADVISORY FEES PAID TO CSAM OR TO CSAM'S PREDECESSOR, DLJAM

                  For the past three fiscal years ended October 31, the Funds paid CSAM or CSAM's predecessor DLJAM, advisory fees, and CSAM and DLJAM waived fees and/or reimbursed expenses of the Funds under the Advisory Agreements as follows:


OCTOBER 31, 2003

                          Fees Paid
          Fund         (after waivers)      Waivers            Reimbursements
          ----         ---------------      -------            --------------
Government Fund           $25,189          $100,088                    $0
Municipal Fund            $46,296          $94,063                     $0



OCTOBER 31, 2002

                          Fees Paid
          Fund         (after waivers)      Waivers            Reimbursements
          ----         ---------------      -------            --------------
Government Fund         $133,511           $124,238             $     0
Municipal Fund          $294,308              $ 0               $     0


OCTOBER 31, 2001


                          Fees Paid
          Fund         (after waivers)      Waivers            Reimbursements
          ----         ---------------      -------            --------------
Government Fund          $256,962           $61,678                    $0
Municipal Fund           $212,825           $70,060                    $0


         BOARD APPROVAL OF ADVISORY AGREEMENTS


                  At a meeting held on November 18, 2003, the Board of each Fund considered the continuation of the Fund's Advisory Agreement for another year. The Board of each Fund, including the Independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by CSAM or its affiliates in connection with providing services to the Fund, compared the fees charged by CSAM to those charged by CSAM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by CSAM with respect to the Fund. The Board also considered the Fund's performance relative to a selected peer group, the Fund's total expenses in comparison to funds of comparable size, and other factors. For their review, the Board utilized materials prepared by an independent third party. In addition, the Board noted information received at regular meetings throughout the year related to Fund performance and services rendered by CSAM, and benefits potentially accruing to CSAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of CSAM, as well as CSAM's research arrangements with brokers who execute transactions on behalf of the Fund. The Board reviewed the profitability to CSAM and its affiliates of their services to the Fund and considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The Board also reviewed whether it would be appropriate to adopt additional breakpoints in the rate of advisory fees.

                  The Board of Trustees of the Municipal Fund discussed the Fund's underperformance in relation to an index of comparable funds for the five-year period ended August 31, 2003. The Board noted that CSAM had described the steps that it had taken and would continue to take to address underperformance. The Board recognized that CSAM had continued to invest in the firm's investment capability. The Board reviewed the extent to which CSAM was waiving its fees and /or reimbursing the Fund's expenses and acknowledged that fee waivers and reimbursements could be discontinued at any time. The Board also acknowledged that there was greater stability in the personnel at CSAM in connection with the steps CSAM had taken or planned to take to improve its investment process. Based on information provided, the Board also considered that the Fund's fee structure was competitive with funds with similar investment goals and strategies. In light of the Board's recognition of the steps that had already been taken or were planned to be taken to improve Fund performance, the Board approved the Advisory Agreement.

                  The Board of Trustees of the Government Fund discussed the Fund's underperformance in relation to an index of comparable funds for the five-year period ended August 31, 2003. The Board noted that CSAM had described the steps that it had taken and would continue to take to address underperformance. The Board recognized that CSAM had continued to invest in the firm's investment capability. The Board reviewed the extent to which CSAM was waiving its fees and /or reimbursing the Fund's expenses and acknowledged that fee waivers and reimbursements could be discontinued at any time. The Board also acknowledged that there was greater stability in the personnel at CSAM in connection with the steps CSAM had taken or planned to take to improve its investment process. Based on information provided, the Board also considered that the Fund's fee structure was competitive with funds with similar investment goals and strategies. In light of the Board's recognition of the steps that had already been taken or were planned to be taken to improve Fund performance, the Board approved the Advisory Agreement.

                  No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve either Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

                  ADMINISTRATION AGREEMENTS

                  CSAMSI and State Street Bank and Trust Company serve as co-administrators to each Fund pursuant to separate written agreements with the Fund (the "CSAMSI Co-Administration Agreement" and the "SSB Co-Administration Agreement," respectively).

                  CSAMSI became co-administrator to each Fund on February 1, 2001. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, each Fund pay CSAMSI a fee calculated daily and paid monthly at the annual rate of 0.10% of the Fund's average daily net assets.

                  For the past three fiscal years ended October 31, the Funds paid CSAMSI co-administrative service fees, and CSAMSI waived such fees and/or reimbursed expenses under the CSAMSI Co-Administration Agreements as follows:

OCTOBER 31, 2003

             Fund               Fees Paid (After Waivers)       Waivers      Reimbursements
             ----               -------------------------       -------      --------------
       Government Fund                      $31,320                $0             $0
        Municipal Fund                      $35,090                $0             $0

OCTOBER 31, 2002

             Fund               Fees Paid (After Waivers)       Waivers      Reimbursements
             ----               -------------------------       -------      --------------
       Government Fund                      $64,437                $0             $0
        Municipal Fund                      $73,577                $0             $0

OCTOBER 31, 2001

             Fund               Fees Paid (After Waivers)       Waivers      Reimbursements
             ----               -------------------------       -------      --------------
       Government Fund                   $58,241                   $0             $0
        Municipal Fund                   $52,164                   $0             $0


                  SSB became co-administrator to the Funds on July 1, 2002. For the services provided by SSB under the SSB Co-Administration Agreement, each Fund pays SSB a fee calculated at the annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), 0.035% of the Fund Complex's next $5 billion in average daily net assets, and 0.02% of the Fund Complex's average daily net assets in excess of $10 billion, subject to an annual minimum fee, exclusive of out-of-pocket expenses. Each class of shares of the Funds bears its proportionate share of fees payable to SSB in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. For the period from July 1, 2002 through October 31, 2002, and the fiscal year ended October 31, 2003, the Government Fund and Municipal Fund paid SSB fees under the SSB Co-Administration Agreement as follows:

OCTOBER 31, 2003

--------------------- ------------------- ------------- -------------------
                          Fees Paid
               Fund    (After Waivers)      Waivers       Reimbursements
               ----    --------------       -------       --------------
--------------------- ------------------- ------------- -------------------
Government Fund             $20,395             $0             $0
--------------------- ------------------- ------------- -------------------
Municipal Fund              $22,672             $0             $0
--------------------- ------------------- ------------- -------------------

OCTOBER 31, 2002

--------------------- ------------------- ------------- -------------------
                          Fees Paid
               Fund    (After Waivers)      Waivers       Reimbursements
               ----    --------------       -------       --------------
--------------------- ------------------- ------------- -------------------
Government Fund             $64,437             $0             $0
--------------------- ------------------- ------------- -------------------
Municipal Fund              $75,577             $0             $0
--------------------- ------------------- ------------- -------------------

                  PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to the Government Fund and Municipal Fund from February 1, 2001 through June 30, 2002. PFPC received fees for its services calculated on each Fund's average daily net assets, as follows:

---------------------- ---------------------------------------------------------
Fund                   Annual Rate
---------------------- ---------------------------------------------------------
Government Fund        .07% for the first $500 million in assets
---------------------- ---------------------------------------------------------
                       .06% for the next $1 billion
---------------------- ---------------------------------------------------------
                       .05% for assets in excess of $1.5 billion
---------------------- ---------------------------------------------------------
Municipal Fund         .07% of the first $500 million in assets
---------------------- ---------------------------------------------------------
                       .06% for the next $1 billion
---------------------- ---------------------------------------------------------
                       .05% for assets in excess of $1.5 billion
---------------------- ---------------------------------------------------------


                  For the period from February 1, 2001 through October 31, 2001, and for the fiscal year ended October 31, 2002, the Funds paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows:

OCTOBER 31, 2002

        Fund            Fees Paid (After Waivers)     Waivers     Reimbursements
        ----            -------------------------     -------     --------------
  Government Fund                $34,098                 $0             $0
   Municipal Fund                $37,225                 $0             $0

OCTOBER 31, 2001

        Fund            Fees Paid (After Waivers)     Waivers     Reimbursements
        ----            -------------------------     -------     --------------
  Government Fund                $54,279                 $0             $0
   Municipal Fund                $49,970                 $0             $0


                  The Funds and CSAM have obtained an order of exemption (the "Order") from the SEC to permit certain affiliates of CSAM to act as lending agent for the Funds, to permit securities loans to broker-dealer affiliates of CSAM, and to permit the investment of cash collateral received by an affiliated lending agent from borrowers and other uninvested cash amounts in certain money market funds advised by CSAM ("Investment Funds"). The Order contains a number of conditions that are designed to ensure that the securities lending program does not involve overreaching by CSAM or any of its affiliates. These conditions include percentage limitations on the amount of a Fund's assets that may be invested in the Investment Funds, restrictions on the Investment Funds' ability to collect sales charges and certain other fees, and a requirement that each Fund that invests in the Investment Funds will do so at the same price as each other Fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.


                  CODE OF ETHICS

                  Each Fund, CSAM, and CSAMSI have each adopted a written Code of Ethics (the "Code"), which permits personnel covered by the Code ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

                  The Board of each Fund reviews the administration of the Code at least annually and may impose sanctions for violations of the Code.

                  CUSTODIAN AND TRANSFER AGENT


                  SSB acts as the custodian for each Fund pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, SSB (a) maintains a separate account or accounts in the name of each Fund, (b) holds and transfers portfolio securities on account of each Fund, (c) accepts receipts and makes disbursements of money on behalf of each Fund, (d) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities, and (e) makes periodic reports to the Funds' Boards of Trustees concerning each Fund's operations. With the approval of the Board, SSB is authorized to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Funds. For this service to the Funds under the Custodian Agreements, SSB receives a fee which is calculated based upon each Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Funds. The principal business address of SSB is 225 Franklin Street, Boston, Massachusetts 02110.

                  Boston Financial Data Services, Inc., an affiliate of SSB ("BFDS"), serves as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by the Funds to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Boards concerning the transfer agent's operations with respect to the Funds. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.


                  PROXY VOTING POLICIES AND PROCEDURES

                  Each Fund has adopted CSAM's Proxy Voting Policy and Procedures as its proxy voting policy. The Proxy Voting Policy and Procedures appear as Appendix A to this SAI. Each Fund will be required to file Form N-PX with its complete proxy voting record for the 12 months ended June 30 of each year, not later than August 31 of each year. The first such filing will be made no later than August 31, 2004 for the 12 months ended June 30, 2004. Once filed, a Fund's Form N-PX will be available (1) without charge and upon request by calling the Fund toll-free at 800-222-8977 or through CSAM's website, http://www.csam.com and (2) on the SEC's website at http://www.sec.gov.


                  DISTRIBUTION AND SHAREHOLDER SERVICING

                  DISTRIBUTOR. CSAMSI serves as distributor of the Funds' shares and offers each Fund's shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.





                  On May 1, 2003, each Fund adopted a new Distribution (12b-1) Plan (each, a "Plan" and collectively, "Plans") for its Class A shares pursuant to Rule 12b-1 under the 1940 Act following Board and shareholder approval. These Plans allow each Fund to pay distribution and service fees for the sale and servicing of Class A shares. The maximum amount payable by each Fund under its 12b-1 Plan for distributing shares is .40% of its average daily net assets. Each Fund currently pays these fees at the annual rate of .25% of its average net assets.

                  Distribution and service fees on Class A shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of each Fund. The expenses incurred by the distributor under the Plans for Class A shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

                  The Plans are similar in all material respects to the 12b-1 plans in effect with respect to each Fund prior to May 1, 2003, except that they are "compensation"-type plans rather than "reimbursement"-type plans. Under the Plans, each Fund pays 12b-1 fees at an annual rate fixed in advance, rather than reimbursing the distributor for eligible expenses subject to a maximum amount. If the fees paid by a Fund under its Plan exceed the distribution expenses incurred by CSAMSI, then the distributor will profit, but if the fees are less than the distribution expenses, CSAMSI will incur a loss.

                  During the fiscal year ended October 31, 2003, the Government Fund and the Municipal Fund paid CSAMSI $69,528 and $57,127, respectively, under its Plan. During the fiscal year ended October 31, 2003, CSAMSI spent the fees paid under each Fund's Plan as follows:

--------------------------------- -------------------- -----------------------
Type of Service                   Government Fund      Municipal Fund
--------------------------------- -------------------- -----------------------
Advertising
--------------------------------- -------------------- -----------------------
Printing and mailing
prospectuses for
promotional purposes
--------------------------------- -------------------- -----------------------

--------------------------------- -------------------- -----------------------
Compensation to broker-dealers
--------------------------------- -------------------- -----------------------
People-related and occupancy
--------------------------------- -------------------- -----------------------
Other
--------------------------------- -------------------- -----------------------



                  Each Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plans. Any material amendment of either Plan would require the approval of the Board in the same manner. Neither Plan may be amended to increase materially the amount to be spent thereunder without approval by a majority of the outstanding voting securities of the Class A shares. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Class A shares.

                  Payments under the Plans are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed distribution expenses actually incurred.

                  CSAMSI provides the Board with periodic reports of amounts expended under the Plans and the purposes for which such expenditures were made.

                  ORGANIZATION OF THE FUNDS


                  Credit Suisse Opportunity Funds (previously the Credit Suisse Warburg Pincus Opportunity Funds) (the "Opportunity Funds") was formed on May 31, 1995 as a business trust under the laws of the state of Delaware. Its shares are currently divided into three series, the Credit Suisse High Income Fund, the Credit Suisse Municipal Money Fund and the Credit Suisse U.S. Government Money Fund. The Credit Suisse Opportunity Funds have an unlimited number of authorized shares of beneficial interest, par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series and an unlimited number of classes.


                  The Agreement and Declaration of Trust provides that no Trustee, officer, employee or agent of the Credit Suisse Opportunity Funds is liable to the Funds or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third person in connection with the affairs of the Funds, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the property of the appropriate Credit Suisse Opportunity Fund for satisfaction of claims arising in connection with the affairs of a Credit Suisse Opportunity Fund. With the exceptions stated, the Agreement and Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Credit Suisse Opportunity Funds against all liability in connection with the affairs of the Credit Suisse Opportunity Funds.

                  All shares of the Credit Suisse Opportunity Funds when duly issued will be fully paid and non-assessable. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional Credit Suisse Opportunity Funds with different investment objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the Act and the laws of the State of Delaware.


                  Investors in each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of each Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Trustee of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.

                  Each Fund's charter authorizes the Fund to redeem shares of a class or series held by a shareholder for any reason, subject to applicable law, if the Board determines that doing so is in the best interest of the Fund. The circumstances under which the Board may involuntarily redeem shareholders include, but are not be limited to, (a) a decision to discontinue issuance of shares of a particular class or classes of capital stock, (b) a decision to combine the assets belonging to, or attributable to shares of a particular class or classes of capital stock with those belonging to, or attributable to another class (or classes) of capital stock, (c) a decision to sell the assets belonging to, or attributable to a particular class or classes of capital stock to another registered investment company in exchange for securities issued by the other registered investment company, or (d) a decision to liquidate a Fund or the assets belonging to, or attributable to the particular classes or classes of capital stock (subject in each case to any vote of stockholders that may be required by law notwithstanding the foregoing authority granted to the Board). Redemption proceeds may be paid in cash or in kind. Each Fund would provide prior notice of any plan to involuntarily redeem shares absent extraordinary circumstances. The exercise of the power granted to the Board under the charter is subject to the Board's fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules thereunder.

                  The Trust's charter authorizes the Trustees, subject to applicable federal and state law, to reorganize or combine any Fund or any of its series or classes into other funds, series or classes without shareholder approval. Before allowing such a transaction to proceed without shareholder approval, the Trustees would have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' authority is subject to applicable requirements of the 1940 Act and Delaware law. A Fund generally will provide prior notice of any such transaction except in extraordinary circumstances.

                  Each Fund sends to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. [Periodic listings of the investment securities held by the Funds, as well as certain statistical characteristics of the Funds, may be obtained on the Credit Suisse Funds web site at www.csam.com.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  The offering price of each Fund's shares is equal to the per share net asset value of the Fund.

                  As a convenience to the investor and to avoid unnecessary expense to the Funds, share certificates representing shares of the Funds are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Funds retain the right to waive such fee in their sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Funds).

                  Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Funds are authorized to accept orders on the Funds' behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of a Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

                         AUTOMATIC CASH WITHDRAWAL PLAN

                  An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the relevant Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. All dividends and distributions on shares in the Plan are automatically reinvested at net asset value in additional shares of the applicable Fund.

                               EXCHANGE PRIVILEGE

                  An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. Not all Credit Suisse Funds offer all classes of shares.

                  If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and will be effected without a sales charge. The Funds may refuse exchange purchases at any time without prior notice.


                  The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 800-927-2874.


                  The Funds reserve the right to refuse exchange purchases by any person or group if, in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 60 days notice to shareholders.


                  The Funds reserve the right to refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive or short-term trading. If a Fund rejects an exchange, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on a Fund and its shareholders. Because excessive or short-term trading can hurt a Fund and its shareholders, each Fund tries to identify persons and groups who engage in market timing and reject purchase or exchange orders from them. However, the Funds' efforts to curb market timing may not be entirely successful. In particular, the Funds' ability to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by financial intermediaries, such as brokers, retirement plan accounts and fee based-program accounts, is limited to those instances in which the financial intermediary discloses the underlying shareholder accounts. As a result, the Funds may not be able to identify excessive or short-term trading and refuse such purchase or exchange requests. Depending on the portion of Fund shares held through omnibus accounts (which may represent most of Fund shares), market timing could adversely affect shareholders.


                     ADDITIONAL INFORMATION CONCERNING TAXES


                  The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Funds or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.


                  As described above and in the Funds' Prospectus, the Municipal Fund is designed to provide investors with current income which is excluded from gross income for federal income tax purposes. The Municipal Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the Municipal Fund would not be suitable for tax-exempt institutions, individual retirement plans, employee benefit plans and individual retirement accounts since such investors would not gain any additional tax benefit from the receipt of tax-exempt income.


                  THE FUNDS

                  Each Fund intends to continue to qualify as a regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

                  As a regulated investment company, a Fund will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of its "investment company taxable income" (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain other adjustments) and (ii) 90% of its net tax-exempt interest income for the taxable year is distributed to its shareholders (the "Distribution Requirement"). Each Fund will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

                  The Code imposes a 4% nondeductible excise tax on a Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

                  If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. However, such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

                  TAXATION OF U.S. SHAREHOLDERS

                  Dividends and Distributions. Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

                  Distributions of net-long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other taxable dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits are generally subject to tax as ordinary income. However, any dividends paid by the Municipal Fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. Neither Fund expect that any portion of its dividends will be treated as "qualified dividend income," which is generally eligible for taxation for individual shareholders at the rates applicable to long-term capital gains.

                  Dividends and distributions paid by a Fund will not qualify for the deduction for dividends received by corporations. Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of that Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

                  Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

                  Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference, if any, between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

                  Municipal Fund. Because the Municipal Fund will distribute exempt interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Municipal Fund shares is not deductible for U.S. federal income tax purposes. In addition, if a shareholder of the Municipal Fund holds shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Code may require a shareholder, if he or she receives exempt interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any dividend paid by the Municipal Fund which represents income derived from so-called "private activity bonds" held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Prospectus, some of the Municipal Fund's dividends may be a tax preference item, or a component of an adjustment item, for purposes of the U.S. federal individual and corporate alternative minimum taxes. In addition, the receipt of Municipal Fund dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they (i) may be "substantial users" with respect to a facility or "related" to such users within the meaning of the Code and (ii) are subject to a federal alternative minimum tax, the federal "branch profits" tax, or the federal "excess net passive income" tax.

                  The dollar amount of Municipal Fund dividends excluded from gross income for U.S. federal income tax purposes and the dollar amounts subject to U.S. federal income taxes will vary for each shareholder depending upon the size and duration of such shareholder's investment in the Municipal Fund. In the event that the Municipal Fund derives taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its actual taxable net investment income bears to its total net investment income earned on that day. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.

                  Backup Withholding. A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the taxable dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

                  Notices. Shareholders will receive, if appropriate, various written notices after the close of a Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

                  Other Taxation. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

                  Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

        THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL
             INCOME TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR
          SHAREHOLDERS. PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT
           THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX
                CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.





                        INDEPENDENT AUDITORS AND COUNSEL

                  PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, Philadelphia, Pennsylvania 19103, serves as independent auditors for the Funds. The financial statements for the fiscal years ended October 31, 2001, 2002 and 2003 that are incorporated by reference in this Statement of Additional Information have been audited by PwC, whose report thereon appears elsewhere herein and have been incorporated by reference herein in reliance upon the report of such firm of independent auditors given upon their authority as experts in accounting and auditing. The financial statements for the fiscal years ended October 31, 2000 and prior have been audited by each Fund's previous auditors.

                  Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as counsel for each Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS

                  As of February 2, 2004, the name, address and percentage of ownership of other persons that control the Fund (within the meaning of the 1940
Act) or own of record 5% or more of a Fund's outstanding shares were as follows:

                GOVERNMENT FUND                  CLASS A SHARES
                ---------------                  --------------
          CSWP Money Fund Settlement*                96.98%
           Attn: Procash Processing
               c/o Pershing LLC
         One Pershing Plaza -6th Floor
          Jersey City, NJ 07399-00001

                MUNICIPAL FUND                   CLASS A SHARES
                --------------                   --------------
          CSWP Money Fund Settlement*                81.98%
           Attn: Procash Processing
               c/o Pershing LLC
         One Pershing Plaza -6th Floor
          Jersey City, NJ 07399-00001

                  *To the knowledge of the applicable Fund, these entities are not the beneficial owners of a majority of the shares held by them of record.

                              FINANCIAL STATEMENTS


                  Each Fund's audited annual report dated October 31, 2003, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the Funds included therein. The Funds will furnish without charge a copy of the annual reports upon request by calling Credit Suisse Fund at 800-927-2874.

                                   APPENDIX A

                       PROXY VOTING POLICY AND PROCEDURES

                       CREDIT SUISSE ASSET MANAGEMENT, LLC
                                CSAM CAPITAL INC.
                               CREDIT SUISSE FUNDS

                        CREDIT SUISSE INSTITUTIONAL FUNDS
                              CSAM CLOSED-END FUNDS


                                  INTRODUCTION

         Credit Suisse Asset Management, LLC and CSAM Capital Inc. (collectively, "CSAM") are fiduciaries that owe each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

     The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

                                     POLICY

         The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.

                             PROXY VOTING COMMITTEE

                      The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

                      For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

         CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.


                                    CONFLICTS

     CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.

                                     CONSENT

         In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

                                  RECORDKEEPING

                  CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting.

     These records include the following:

o    a copy of the Policy;
o    a copy of each proxy statement received on behalf of CSAM clients;
o    a record of each vote cast on behalf of CSAM clients;
o a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and
o a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.

     CSAM reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

                  Disclosure

     CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

     ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

                  Procedures

                      The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.




                               PROXY VOTING POLICY

                  Operational Items


     Adjourn Meeting

         Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

     Amend Quorum Requirements

         Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

     Amend Minor Bylaws

         Generally vote for bylaw or charter changes that are of a housekeeping nature.

     Change Date, Time, or Location of Annual Meeting

         Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     Ratify Auditors

         Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

                  Board of Directors


     Voting on Director Nominees in Uncontested Elections

         Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

     Cumulative Voting

         Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Director and Officer Indemnification and Liability Protection

         Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

     Filling Vacancies/Removal of Directors

         Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

     Independent Chairman (Separate Chairman/CEO)

         Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

     Majority of Independent Directors

         Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

     Term Limits

         Generally vote against shareholder proposals to limit the tenure of outside directors.

                  Proxy Contests

     Voting on Director Nominees in Contested Elections

         Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

     Amend Bylaws without Shareholder Consent

         Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

     Confidential Voting

         Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

     Cumulative Voting

         Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.


                  Antitakeover Defenses and Voting Related Issues

     Advance Notice Requirements for Shareholder Proposals/Nominations

         Votes on advance notice proposals are determined on a case-by-case basis.

     Amend Bylaws without Shareholder Consent

         Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

     Poison Pills (Shareholder Rights Plans)

         Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature


     Shareholders' Ability to Act by Written Consent

         Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

     Shareholders' Ability to Call Special Meetings

         Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

     Supermajority Vote Requirements

         Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

                  Merger and Corporate Restructuring


     Appraisal Rights

         Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

     Asset Purchases

         Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments;
         (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

     Asset Sales

         Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

     Conversion of Securities

         Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review
         (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

     Corporate Reorganization

         Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
         (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Reverse Leveraged Buyouts

         Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
         (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Formation of Holding Company

         Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

     Joint Ventures

         Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

     Mergers and Acquisitions

         Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits;
         (3) offer price; (4) fairness opinion; (5) how the deal was negotiated;
         (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

     Private Placements

         Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review:
         (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Prepackaged Bankruptcy Plans

         Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
         (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Recapitalization

         Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
         (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

         Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Spinoffs

         Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights;
         (6) change in the capital structure

     Value Maximization Proposals

         Vote case-by-case on shareholder proposals seeking to maximize shareholder value.


                  Capital Structure


     Adjustments to Par Value of Common Stock

         Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

     Common Stock Authorization

         Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     Dual-class Stock

         Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

     Issue Stock for Use with Rights Plan

         Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

     Preemptive Rights

         Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

     Preferred Stock

         Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

     Recapitalization

         Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
         (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

         Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Share Repurchase Programs

         Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     Stock Distributions: Splits and Dividends

         Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

     Tracking Stock

         Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.


                  Executive and Director Compensation


     Executive and Director Compensation

         Votes on compensation plans for directors are determined on a case-by-case basis.

     Stock Plans in Lieu of Cash

         Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

     Director Retirement Plans

         Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

     Management Proposals Seeking Approval to Reprice Options

         Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

     Incentive Bonus Plans and Tax Deductibility Proposals

         Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans.

         Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

     Employee Stock Ownership Plans (ESOPs)

         Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

     401(k) Employee Benefit Plans

         Generally vote for proposals to implement a 401(k) savings plan for employees.


     Shareholder Proposals Regarding Executive and Director Pay

         Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

     Performance-Based Option Proposals

         Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

     Stock Option Expensing

         Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

     Golden and Tin Parachutes

         Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

                                   APPENDIX B
                   DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

                  The following summarizes the highest two ratings used by S&P for Municipal Securities:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  To provide more detailed indications of credit quality, the "AA" rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  The following summarizes the highest two ratings used by Moody's for bonds:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated Aa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  The following summarizes the two highest ratings used by S&P for short-term notes:

                  SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a (+) designation.

                  SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

                  The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

                  MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                  MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

                  Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                  Short term obligations, including commercial paper, rated A1+ by IBCA are obligations supported by the highest capacity for timely repayment. Obligations rated A1 have a very strong capacity for timely repayment. Obligations rated A2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                  Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

                  Duff & Phelps, Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

                                   APPENDIX C
                       DESCRIPTION OF MUNICIPAL SECURITIES


                  Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

         1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

         2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from those specific future taxes.

         3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

         4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

         5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

         6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

                  Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

         7. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways, and roads, and water and sewer systems. The basic security behind General Obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         8. Revenue Bonds generally are accrued by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue Bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these Bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Housing authorities have a wide range of security, including partially or fully insured mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

         9. Industrial Development Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These Bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such Bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

                       STATEMENT OF ADDITIONAL INFORMATION


                                FEBRUARY 28, 2004


                     --------------------------------------



                         CREDIT SUISSE HIGH INCOME FUND


                     --------------------------------------



                  This Statement of Additional Information provides information about Credit Suisse High Income Fund (the "Fund") that supplements information contained in the Prospectus for the Class A, Class B and Class C Shares of the Fund, dated February 28, 2004, as amended or supplemented from time to time (the "Prospectus").

                  The Fund's audited Annual Report, dated October 31, 2003, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

                  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus. Copies of the Prospectus and the Annual Report can be obtained by writing or telephoning:

                       Class A, Class B and Class C Shares
                       -----------------------------------

                               Credit Suisse Funds
                                 P.O. Box 55030
                              Boston, MA 02205-5030
                                  800-927-2874



                                TABLE OF CONTENTS

                                                                                        Page
                                                                                        ----
INVESTMENT OBJECTIVES AND POLICIES........................................................2
         U.S. Government Securities.......................................................2
         Below Investment Grade Securities................................................3
         Distressed Securities............................................................4
         Non-U.S. Securities..............................................................4
         Repurchase Agreements............................................................4
         Reverse Repurchase Agreements....................................................5
         Short Sales......................................................................6
         Lending of Portfolio Securities..................................................6
         When-Issued Securities and Delayed-Delivery Transactions.........................7
         Temporary Defensive Strategies...................................................8
         Borrowing........................................................................8
         Non-Publicly Traded and Illiquid Securities......................................8
INVESTMENT RESTRICTIONS...................................................................9
PORTFOLIO VALUATION......................................................................10
PORTFOLIO TRANSACTIONS...................................................................12
PORTFOLIO TURNOVER.......................................................................14
MANAGEMENT OF THE FUND...................................................................14
         Officers and Board of Trustees..................................................14
         Committees and Meetings of Trustees.............................................21
         Trustees' Total Compensation for Fiscal Year Ended October 31, 2003.............23
         Advisory Agreements.............................................................23
         Advisory Fees Paid to CSAM or to CSAM's Predecessor, DLJAM......................25
         Board Approval of Advisory Agreements...........................................26
         Administration Agreements.......................................................26
         Code of Ethics..................................................................28
         Custodian and Transfer Agent....................................................28
         Proxy Voting Policies and Procedures............................................29
         Distribution and Shareholder Servicing..........................................29
         Organization of the Fund........................................................32
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...........................................34
         Redemptions.....................................................................37
EXCHANGE PRIVILEGE.......................................................................39
ADDITIONAL INFORMATION CONCERNING TAXES..................................................40
INDEPENDENT Auditors AND COUNSEL.........................................................46
MISCELLANEOUS............................................................................47
FINANCIAL STATEMENTS.....................................................................48
APPENDIX A - PROXY VOTING POLICY AND PROCEDURES........................................A-1
APPENDIX A - DESCRIPTION OF RATINGS....................................................B-1

                       INVESTMENT OBJECTIVES AND POLICIES

                  The following information supplements the discussion of the Fund's investment objective and policies in the Prospectus. There are no assurances that the Fund will achieve its investment objectives. The Fund is an open-end management investment company.


                  The investment objective of the Fund is to seek a high level of current income, and its secondary investment objective is capital appreciation. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval. The Fund will invest, under normal market conditions, at least 80% of its net asset, plus any borrowings for investment purposes, in fixed-income securities that at the time of purchase are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service ("Moody's") and BB or lower by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P")), or, if unrated, are deemed by Credit Suisse Asset Management, LLC ("CSAM" or the "Adviser"), the Fund's investment adviser, to be of comparable quality. Securities rated Ba or lower by Moody's and BB or lower by S&P are commonly known as "junk bonds." This percentage requirement will not be applicable during periods when the Fund pursues a temporary defensive strategy, as discussed below. The Fund's 80% investment policy is non-fundamental and may be changed by the Board of Trustees on 60 days' notice to shareholders.

                  U.S. GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which the Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities and government-sponsored enterprises of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

                  Other U.S. government securities in which the Fund may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Fund may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported solely by the credit of the instrumentality or enterprise. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.


                  BELOW INVESTMENT GRADE SECURITIES. The Fund may invest in fixed income securities rated below investment grade and in comparable unrated securities. Investment in such securities involves substantial risk. Below investment grade and comparable unrated securities (commonly referred to as "junk bonds") (i) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. Issuers of such securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

                  An economic recession could disrupt severely the market for below investment grade securities and may adversely affect the value of below investment grade securities and the ability of the issuers of such securities to repay principal and pay interest thereon. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

                  Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities by the Fund, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities.

                  The market value of securities rated below investment grade is more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact the Fund's net asset value. The Fund will rely on the judgment, analysis and experience of CSAM in evaluating the creditworthiness of an issuer. In this evaluation, CSAM will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.

                  See the Appendix B for a further description of securities ratings.


                  DISTRESSED SECURITIES. As a component of the Fund's investment in "junk bonds," the Fund may invest up to 20% of its total assets in distressed securities. Investment in distressed securities is speculative and involves significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund pursues its secondary objective of capital appreciation through investment in distressed securities, the Fund's ability to achieve current income for shareholders may be diminished.

                  NON-U.S. SECURITIES. The Fund may invest up to 30% of its total assets in securities of non-U.S. issuers or that are denominated in various foreign currencies and multinational foreign currency units. Investing in securities of non-U.S. issuers and securities denominated in foreign currencies involves certain risks not involved in domestic investments, including, but not limited to, fluctuations in foreign exchange rates, future foreign political and economic developments, different legal and accounting systems and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Securities prices in different countries are subject to different economic, financial, political and social factors. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain non-U.S. investments also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets.

                  As a result of these potential risks, the Fund's adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Adviser, have had no or limited prior experience.

                  REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreement transactions. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. CSAM monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940 (the "1940 Act").

                  REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed-upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

                  Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

                  SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order. Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

                  SHORT SALES. The Fund may from time to time sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Fund may engage in short sales to a limited extent.

                  To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

                  The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

                  SHORT SALES "AGAINST THE BOX." The Fund may enter into short sales "against the box" to a limited extent. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain without additional cost an equal amount of the security being sold short. It may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will continue to segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

                  The Fund may make a short sale as a hedge when it believes that the price of a security may decline and cause a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

                  LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 331/3% of the Fund's total assets (including the loan collateral) taken at value. The Fund will have the right to call such loans and obtain the securities loaned at any time on five days notice. Loans of portfolio securities will be collateralized by cash or liquid securities, which are segregated at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

                  By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Income received could be used to pay the Fund's expenses and would increase an investor's total return. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least the applicable percentage of cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time;
(iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Any loans of the Fund's securities will be fully collateralized and marked to market daily.

                  WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may utilize its assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) to the extent consistent with their other investment policies and restrictions. In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction. The Fund will not enter into a "when-issued or delayed-delivery" transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if the Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

                  When the Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  TEMPORARY DEFENSIVE STRATEGIES. The Fund reserves the right, when the Adviser determines it appropriate, to invest in investment grade short-term fixed-income securities and other investment grade debt securities, enter into repurchase agreements and hold cash for temporary defensive purposes.

                  BORROWING. The Fund may borrow to the extent permitted by the 1940 Act. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.



                  NON-PUBLICLY TRADED AND ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                  Non-publicly traded securities (including Rule 144A Securities, discussed below) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. The Fund's investment in illiquid securities is subject to the risk that should such Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of such Fund's net assets could be adversely affected.

                  Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD, Inc.

                  An investment in Rule 144A Securities will be considered illiquid; and therefore, subject to the Fund's limit on the purchase of illiquid securities that Board or its delegates determine that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

                  Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund. The Board has adopted guidelines and delegated to CSAM the daily function of determining and monitoring the illiquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

                             INVESTMENT RESTRICTIONS

                  The following fundamental investment restrictions are applicable to the Fund and may not be changed without the approval of a majority of the shareholders of the Fund. This means an affirmative vote of the holders of (a) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares of the Fund is represented or (b) more than 50% of the outstanding shares of the Fund, whichever is less. Except as set forth in the Prospectus and this Statement of Additional Information, all other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                  These fundamental restrictions provide that the Fund may not:

                  1. Invest 25% or more of the value of its total assets in any one industry, other than the United States Government, or any of its agencies or instrumentalities, provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;


                  2. Issue senior securities, except as permitted under the 1940 Act;


                  3. Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act;

                  4. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter;

                  5. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

                  6. Purchase or sell commodities or commodities contracts except for purposes, and only to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool; or

                  7. Borrow money, except to the extent permitted under the 1940 Act.

                               PORTFOLIO VALUATION

                  The following is a description of the procedures used by the Fund in valuing its assets.

                   Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board of Directors.

                  Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves or other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

                  If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the value shall be the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation, in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price as provided by a Pricing Service at the time of valuation.

                  Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board of the Fund. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.


                  Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board of the Fund. In addition, the Board of the Fund or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value. If the value of a security has been materially affected by events occurring after the relevant market closes, but before the Fund calculates its net asset value, the Fund may price those securities at fair value as determined in good faith in accordance with procedures approved by the Board.

                  Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days that are not business days in New York and days on the Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board.


                             PORTFOLIO TRANSACTIONS


                  CSAM is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objectives. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. government securities. For the 2003, 2002 and 2001 fiscal years, the Fund did not pay any brokerage commissions.


                  CSAM will select portfolio investments and effect transactions for the Fund. In selecting broker-dealers, CSAM does business exclusively with those broker-dealers that, in CSAM's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, CSAM will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet CSAM's standards may be higher than for execution services alone or for services that fall below CSAM's standards. CSAM believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, CSAM will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services. Research received from brokers or dealers is supplemental to CSAM's own research program. For the fiscal year ended October 31, 2003, the Fund did not direct brokerage transactions to brokers or dealers who provided research or other services.

                  All orders for transactions in securities or options on behalf of the Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), Credit Suisse First Boston ("CSFB"), and other affiliates of Credit Suisse Group. The Fund may utilize CSAMSI or other affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

                  Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by CSAM. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which CSAM believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, CSAM may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

                  Transactions for the Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

                  The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believe such practice to be otherwise in the Fund's interest.


                  In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI or CSFB or any affiliated person of such companies except as permitted by SEC exemptive order or by applicable law. In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

                  As of October 31, 2003, the Fund held the following securities of its regular brokers or dealers:


-------------------------------------------- -----------------------------------

                    Name of Securities          Aggregate Value of the Holdings
-------------------------------------------- -----------------------------------


State Street Bank and Trust Company Euro
Time Deposit                                                $5,423,000
-------------------------------------------- -----------------------------------



                               PORTFOLIO TURNOVER

                  The Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.


                  It is not possible to predict the Fund's portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, higher dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders. For the fiscal year ended October 31, 2002, the Fund's portfolio turnover rate was 86%. For the fiscal year ended October 31, 2003, the Fund's portfolio turnover rate was 20%.


                             MANAGEMENT OF THE FUND

Officers and Board of Trustees
------------------------------

                  The business and affairs of the Fund are managed by the Board of Trustees in accordance with the laws of the State of Delaware. The Trustees approve all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with the Fund's investment adviser, custodian and transfer agent. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board.

                  The names and dates of birth of the Fund's Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.



                  INFORMATION CONCERNING TRUSTEES AND OFFICERS

--------------------------------- ---------------- ---------- -------------------------- ------------- ------------------
                                                    Term of                                Number of
                                                    Office 1                              Portfolios
                                                    and                                   in Fund
                                                    Length                                Complex       Other
                                   Position(s)      of Time    Principal Occupation(s)    Overseen by   Directorships
Name, Address and Date of Birth    Held with Fund   Served     During Past Five Years     Trustee       Held by Trustee
--------------------------------- ---------------- ---------- -------------------------- ------------- ------------------
--------------------------------- ---------------- ---------- -------------------------- ------------- ------------------
INDEPENDENT TRUSTEES
--------------------------------- ---------------- ---------- -------------------------- ------------- ------------------
Richard H. Francis                Trustee,         Since      Currently retired.         44            None
c/o Credit Suisse Asset           Nominating and   2001
Management, LLC                   Audit
466 Lexington Avenue              Committee
New York, NY  10017-3140          Member
Date of Birth: 4/23/32
--------------------------------- ---------------- ---------- -------------------------- ------------- ------------------
Jeffrey E. Garten                 Trustee,         Since      Dean of Yale School of     43            Director of
Box 208200                        Nominating and   2001       Management and William                   Aetna, Inc.;
New Haven, Connecticut            Audit                       S. Beinecke Professor in                 Director of
06520-8200                        Committee                   the Practice of                          Calpine Energy
Date of Birth: 10/29/46           Member                      International Trade and                  Corporation;
                                                              Finance (from November                   Director of
                                                              1995 to present).                        CarMax Group
                                                                                                       (used car
                                                                                                       dealers)
--------------------------------- ---------------- ---------- -------------------------- ------------- ------------------
Peter F. Krogh                    Trustee, Audit   Since      Dean Emeritus and          43            Director of
301 ICC                           Committee        2001       Distinguished Professor                  Carlisle
Georgetown University             Member and                  of International Affairs                 Companies
Washington, DC 20057              Nominating                  at the Edmund A. Walsh                   Incorporated
Date of Birth: 2/11/37            Committee                   School of Foreign                        (diversified
                                  Chairman                    Service, Georgetown                      manufacturing
                                                              University; Moderator of                 company);  Member
                                                              PBS foreign affairs                      of Selection
                                                              television series from                   Committee for
                                                              1998 to 2000                             Truman Scholars
                                                                                                       and Henry Luce
                                                                                                       Scholars;  Senior
                                                                                                       Associate of
                                                                                                       Center for
--------------------------------- ---------------- ---------- -------------------------- ------------- ------------------

--------------------------

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.


                                       15


--------------------------------- ---------------- ---------- -------------------------- ------------- ------------------
                                                    Term of                                Number of
                                                    Office 1                              Portfolios
                                                    and                                   in Fund
                                                    Length                                Complex       Other
                                   Position(s)      of Time    Principal Occupation(s)    Overseen by   Directorships
Name, Address and Date of Birth    Held with Fund   Served     During Past Five Years     Trustee       Held by Trustee
--------------------------------- ---------------- ---------- -------------------------- ------------- ------------------
                                                                                                       Strategic and
                                                                                                       International
                                                                                                       Studies; Trustee
                                                                                                       of numerous world
                                                                                                       affairs
                                                                                                       organizations

--------------------------------- ---------------- ---------- -------------------------- ------------- ------------------
James S. Pasman, Jr.              Trustee,         Since      Currently retired.         45            Director of
c/o Credit Suisse Asset           Nominating and   2001                                                Education
Management, LLC                   Audit                                                                Management Corp.
466 Lexington Avenue              Committee
New York, NY  10017-3140          Member
Date of Birth: 12/20/30
--------------------------------- ---------------- ---------- -------------------------- ------------- ------------------
Steven N. Rappaport               Trustee,         Since      Partner of Lehigh Court,   45            None
Lehigh Court LLC                  Nominating       2001       LLC and RZ Capital
40 East 52nd Street,              Committee                   (private investment
New York, New York 10022          Member and                  firms) since July 2002;
Date of Birth: 7/10/48            Audit                       Consultant to SunGard
                                  Committee                   Securities Finance, Inc.
                                  Chairman                    from February 2002 to
                                                              July 2002; President of
                                                              SunGard Securities
                                                              Finance, Inc.,  from
                                                              2001 to February 2002;
                                                              President of Loanet,
                                                              Inc. (on-line accounting
                                                              service) from 1997 to
                                                              2001.
--------------------------------- ---------------- ---------- -------------------------- ------------- ------------------


                                       16


--------------------------------- ---------------- ---------- -------------------------- ------------- ------------------
                                                    Term of                                Number of
                                                    Office 1                              Portfolios
                                                    and                                   in Fund
                                                    Length                                Complex       Other
                                   Position(s)      of Time    Principal Occupation(s)    Overseen by   Directorships
Name, Address and Date of Birth    Held with Fund   Served     During Past Five Years     Trustee       Held by Trustee
--------------------------------- ---------------- ---------- -------------------------- ------------- ------------------
--------------------------------- ---------------- ---------- -------------------------- ------------- ------------------
INTERESTED TRUSTEES
--------------------------------- ---------------- ---------- -------------------------- ------------- ------------------
Joseph D. Gallagher2              Trustee,         Since      Managing Director and      46            None
Credit Suisse Asset               Chairman of      2003       Chief Executive Officer
Management, LLC                   the Board and               of CSAM and Global Chief
466 Lexington Avenue              Chief                       Operating Officer of
New York, New York                Executive                   Credit Suisse Asset
10017-3140                        Officer                     Management since 2003;
Date of Birth: 12/14/62                                       Global Chief Financial
                                                              Officer, Credit Suisse
                                                              Asset Management from
                                                              1999 to 2003; Chief
                                                              Executive Officer and
                                                              Director of Credit
                                                              Suisse Asset
                                                              Management Limited,
                                                              London, England, from
                                                              June 2000 to 2003;
                                                              Director of Credit
                                                              Suisse Asset Management
                                                              Funds (UK) Limited,
                                                              London, England, from June
                                                              2000 to 2003; Managing
                                                              Director,  head-Asian
                                                              Corporate Finance
                                                              and M&A, Credit Suisse
                                                              First Boston, Hong
                                                              Kong, China, from
                                                              January 1998 to
                                                              May 1999.
--------------------------------- ---------------- ---------- -------------------------- ------------- ------------------

-----------------------------
2    Mr. Gallagher is a Trustee who is an "interested person" of the Fund as defined in the 1940 Act because he is an officer of CSAM.

                                       17


--------------------------------- ---------------- ---------- -------------------------- ------------- ------------------
                                                    Term of                                Number of
                                                    Office 1                              Portfolios
                                                    and                                   in Fund
                                                    Length                                Complex       Other
                                   Position(s)      of Time    Principal Occupation(s)    Overseen by   Directorships
Name, Address and Date of Birth    Held with Fund   Served     During Past Five Years     Trustee       Held by Trustee
--------------------------------- ---------------- ---------- -------------------------- ------------- ------------------
William W. Priest, Jr.2           Trustee          Since      Co-Managing Partner,       50            Global Wireless,
Steinberg Priest & Sloane                          2001       Steinberg Priest &                       LLC (maritime
Capital Management                                            Sloane Capital                           communications);
12 East 49th Street                                           Management since March                   Infra Red X
12th Floor                                                    2001; Chairman and                       (medical device
New York, New York 10017                                      Managing Director of                     company).
Date of Birth: 9/24/41                                        CSAM from 2000 to
                                                              February 2001,
                                                              Chief Executive
                                                              Officer and
                                                              Managing Director
                                                              of CSAM from 1990
                                                              to 2000.
--------------------------------- ---------------- ---------- -------------------------- ------------- ------------------
OFFICERS
--------------------------------- ---------------- ---------- -------------------------- ------------- ------------------
Hal Liebes                        Vice President   Since      Managing Director and      --            --
Credit Suisse Asset Management,   and Secretary    2001       Global General Counsel
LLC                                                           of CSAM; Associated with
466 Lexington Avenue                                          CSAM since 1997; Officer
New York, New York 10017-3140                                 of other Credit Suisse
Date of Birth: 7/6/64                                         Funds.
--------------------------------- ---------------- ---------- -------------------------- ------------- ------------------
Michael A. Pignataro              Treasurer and    Since      Director and Director of   --            --
Credit Suisse Asset Management,   Chief            2001       Fund Administration of
LLC                               Financial                   CSAM; Associated with
466 Lexington Avenue              Officer                     CSAM since 1984; Officer
New York, New York 10017-3140                                 of other Credit Suisse
Date of Birth: 11/15/59                                       Funds.

--------------------------------- ---------------- ---------- -------------------------- ------------- ------------------

-----------------------------
2    Mr. Priest is a Trustee who is an "interested person" of the Fund as defined in the 1940 Act, because he provided consulting services to CSAM within the last two years (ended December 31, 2002).


                                       18


--------------------------------- ---------------- ---------- -------------------------- ------------- ------------------
                                                    Term of                                Number of
                                                    Office 1                              Portfolios
                                                    and                                   in Fund
                                                    Length                                Complex       Other
                                   Position(s)      of Time    Principal Occupation(s)    Overseen by   Directorships
Name, Address and Date of Birth    Held with Fund   Served     During Past Five Years     Trustee       Held by Trustee
--------------------------------- ---------------- ---------- -------------------------- ------------- ------------------
Gregory N. Bressler               Assistant        Since      Director and Deputy        --            --
Credit Suisse Asset Management,   Secretary        2001       General Counsel of CSAM;
LLC                                                           Associated with CSAM
466 Lexington Avenue                                          since January 2000;
New York, New York 10017-3140                                 Associated with the law
Date of Birth: 11/17/66                                       firm of Swidler Berlin
                                                              Shereff Friedman
                                                              LLP from 1996 to
                                                              2000; Officer of
                                                              other Credit
                                                              Suisse Funds.
--------------------------------- ---------------- ---------- -------------------------- ------------- ------------------
Rocco A. DelGuercio               Assistant        Since      Vice President and         --            --
Credit Suisse Asset Management,   Treasurer        2001       Administrative Officer
LLC                                                           of CSAM; Associated with
466 Lexington Avenue                                          CSAM since June 1996;
New York, New York 10017-3140                                 Officer of other Credit
Date of Birth: 4/28/63                                        Suisse Funds.
--------------------------------- ---------------- ---------- -------------------------- ------------- ------------------
J. Kevin Gao                      Assistant        Since      Vice President and Legal   --            --
Credit Suisse Asset Management,   Secretary        2004       Counsel of CSAM;
LLC                                                           Associated with CSAM
466 Lexington Avenue                                          since July 2003;
New York, New York 10017-3140                                 Associated with the law
Date of Birth: 10/13/67                                       firm of Willkie Farr &
                                                              Gallagher LLP from
                                                              1998 to 2003;
                                                              Officer of the
                                                              other Credit
                                                              Suisse Funds.
--------------------------------- ---------------- ---------- -------------------------- ------------- ------------------


                                       19


--------------------------------- ---------------- ---------- -------------------------- ------------- ------------------
                                                    Term of                                Number of
                                                    Office 1                              Portfolios
                                                    and                                   in Fund
                                                    Length                                Complex       Other
                                   Position(s)      of Time    Principal Occupation(s)    Overseen by   Directorships
Name, Address and Date of Birth    Held with Fund   Served     During Past Five Years     Trustee       Held by Trustee
--------------------------------- ---------------- ---------- -------------------------- ------------- ------------------
Joseph Parascondola               Assistant        Since      Assistant Vice President   --            --
Credit Suisse Asset Management,   Treasurer        2001       of CSAM since April
LLC                                                           2000; Assistant Vice
466 Lexington Avenue                                          President, Deutsche
New York, New York 10017-3140                                 Asset Management from
Date of Birth: 6/5/63                                         January 1999 to April
                                                              2000; Officer of other
                                                              Credit Suisse Funds.
--------------------------------- ---------------- ---------- -------------------------- ------------- ------------------
Robert M. Rizza                   Assistant        Since      Assistant Vice President   --            --
Credit Suisse Asset Management,   Treasurer        2002       of CSAM since January
LLC                                                           2001; associated with
466 Lexington Avenue                                          CSAM since 1998; Officer
New York, New York 10017-3140                                 of other Credit Suisse
Date of Birth: 12/9/65                                        Funds.
--------------------------------- ---------------- ---------- -------------------------- ------------- ------------------

OWNERSHIP IN SECURITIES OF THE FUND AND FUND COMPLEX


As reported to the Fund, the information in the following table reflects beneficial ownership by the Trustees of certain securities as of December 31, 2003.


------------------------- ---------------------------------------- ---------------------------------
                                                                   Aggregate Dollar Range of Equity
                                                                   Securities in All Registered
                                                                   Investment Companies Overseen by
                           Dollar Range of Equity Securities in    Trustee in Family of Investment
Name of Trustee            the Fund*,1                             Companies*,1
------------------------- ---------------------------------------- ---------------------------------
INDEPENDENT TRUSTEES
------------------------- ---------------------------------------- ---------------------------------
Richard H. Francis        A                                        E
------------------------- ---------------------------------------- ---------------------------------

Jeffrey E. Garten         A                                        A

------------------------- ---------------------------------------- ---------------------------------
Peter F. Krogh            A                                        D
------------------------- ---------------------------------------- ---------------------------------
James S. Pasman, Jr.      A                                        D
------------------------- ---------------------------------------- ---------------------------------
Steven N. Rappaport       A                                        D
------------------------- ---------------------------------------- ---------------------------------
INTERESTED TRUSTEES
------------------------- ---------------------------------------- ---------------------------------
William W. Priest         A                                        A
------------------------- ---------------------------------------- ---------------------------------
Joseph D. Gallagher       A                                        E
------------------------- ---------------------------------------- ---------------------------------
-------------------

* Key to Dollar Ranges:
    A.   None
    B.   $1 - $10,000
    C.   $10,000 - $50,000
    D.   $50,000 - $100,000
    E.   Over $100,000
1 Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

Committees and Meetings of Trustees
-----------------------------------

                  The Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act ("Independent Trustees"), namely Messrs. Francis, Garten, Krogh, Pasman and Rappaport.

                  In accordance with its written charter adopted by the Board of Trustees, the Audit Committee oversees the scope of the Fund's audit, the quality and objectivity of the accounting and financial reporting policies and practices and its internal controls; determines selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation thereof; pre-approves all audit and non-audit services provided to the Fund and certain other persons by such independent auditors; and acts as a liaison between the Fund's independent auditors and the full Board. The Audit Committee of the Fund met four times during the fiscal year ended October 31, 2003.

                  The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Board of Trustees. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee also considers the appointment of independent counsel to the Independent Trustees. The Nominating Committee of the Fund met twice during the fiscal year ended October 31, 2003.

                  No employee of CSAM, State Street Bank and Trust Company ("State Street") and CSAMSI, the Fund's co-administrators, or any of their affiliates, receives any compensation from the Fund for acting as an officer or trustee of the Fund. Mr. Priest and each Trustee who is not a director, trustee, officer or employee of CSAM, State Street, CSAMSI or any of their affiliates receive an annual fee of $750 and a fee of $250 for each meeting of the Board attended by him for his services as Trustee, and are reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

                  Mr. Rappaport informed the Fund that his former employer, Loanet, Inc. ("Loanet"), had performed loan processing services for various Credit Suisse Group entities (not including CSAM). He indicated that Loanet billed these Credit Suisse entities approximately $1,700,000 and $2,300,000 during the years ended December 31, 2000 and 2001, respectively. Prior to May 31, 2001, Mr. Rappaport was President and a director of Loanet, and held an approximately 25% equity interest in Loanet. Another investor in Loanet owned an approximately 67% interest and was in control of Loanet until May 31, 2001. On May 31, 2001, Loanet was sold to SunGard Data Systems, Inc. ("SunGard"). Mr. Rappaport sold his shares to SunGard, but remained President of Loanet until December 31, 2001. Mr. Rappaport remained at Loanet for a nominal salary until July 31, 2002 but had no formal position.

Trustees' Total Compensation for Fiscal Year Ended October 31, 2003
-------------------------------------------------------------------

-----------------------------------------------------------------------
                                                            Number of
                         High Income   All Investment    Portfolios in
                             Fund       Companies in    Fund Complex
                                       the CSAM Fund     Overseen by
    Name of Trustee                       Complex          Trustee
-----------------------------------------------------------------------
William W. Priest 1      $  312.51      $41,562.50          50
-----------------------------------------------------------------------
Richard H. Francis       $  739.61      $75,875             44
-----------------------------------------------------------------------
Jack W. Fritz 2          $  739.59      $68,875              0
-----------------------------------------------------------------------
Jeffrey E. Garten        $  739.60      $68,375             43
-----------------------------------------------------------------------
Peter F. Krogh           $  656.25      $67,375             43
-----------------------------------------------------------------------
James S. Pasman, Jr.     $  739.60      $97,750             45
-----------------------------------------------------------------------
Steven N. Rappaport      $  802.10      $83,975             45
-----------------------------------------------------------------------
Joseph D. Gallagher 3      None           None              46
---------------------------------------------------------------------

--------------------------

1 Mr. Priest is an "interested person" of the Fund because he provided consulting services to CSAM within the last two years (ended December 31, 2002). He receives compensation from the Fund and other investment companies advised by CSAM.

2    Mr. Fritz retired from the Board on November 18, 2003.

3 Mr. Gallagher did not receive any compensation from the Fund during the fiscal year ended October 31, 2003.

                  As of February 2, 2004, Trustees and officers of the Fund as a group owned of record less than 1% of the Fund's outstanding shares.

Advisory Agreements
-------------------

                  CSAM, located at 466 Lexington Avenue, New York, New York 10017-3140 serves as investment adviser to the Fund pursuant to a written investment advisory agreement between CSAM and the Fund (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston ("CSFB"), part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $912 billion in assets under management. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse Group. As of December 31, 2003, CSAM employed 2,000 people worldwide and had global assets under management of approximately $317.9 billion, with $51.0 billion under management in the U.S. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.


                  Prior to November 3, 2000, DLJ Asset Management, Inc. ("DLJAM") served as the Fund's investment adviser. On November 3, 2000, Credit Suisse acquired Donaldson, Lufkin & Jenrette, Inc. ("DLJ") including its subsidiary, DLJAM, and combined the investment advisory business of DLJAM with its existing U.S. asset management business, CSAM.

                  The Advisory Agreement between the Fund and CSAM has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Trustees or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

                  Pursuant to the Advisory Agreement, subject to the supervision and direction of the Board, CSAM is responsible for managing the Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Trustees who are affiliated persons of CSAM or any of its subsidiaries.

                  The Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Fund who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Fund; and any extraordinary expenses.

                  Each class of the Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund. General expenses of the Fund not readily identifiable as belonging to the Fund are allocated among all Credit Suisse Funds by or under the direction of the Fund's Board of Trustees in such manner as the Board determine to be fair and accurate. Each class of the Fund pays its own administration fees and may pay a different share than the other classes of other expenses, except advisory and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.

                  The Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Fund or to shareholders of the Fund to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

                  The Fund or CSAM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


                  For its services to the Fund, CSAM will be paid (before any voluntary waivers or reimbursements) a monthly fee computed at the annual rate of 0.70% of average daily net assets less than or equal to $100 million and 0.50% of average daily net assets greater than $100 million.


                  CSAM and the Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Fund.

Advisory Fees Paid to CSAM or to CSAM's Predecessor, DLJAM
----------------------------------------------------------

                  For the past three fiscal years ended October 31, the Fund paid CSAM or CSAM's predecessor, DLJAM, advisory fees, and CSAM and DLJAM waived fees and/or reimbursed expenses of the Fund under the Advisory Agreements as follows:

                                OCTOBER 31, 2003


        Fees Paid
     (after waivers)             Waivers            Reimbursements
     ---------------             -------            --------------
     $754,684                   $217,783             $0


                                OCTOBER 31, 2002

        Fees Paid
     (after waivers)             Waivers            Reimbursements
     ---------------             -------            --------------
     $    0                     $98,585              $179,142


                                OCTOBER 31, 2001

        Fees Paid
     (after waivers)             Waivers            Reimbursements
     ---------------             -------            --------------
      $     0                    $93,232                 $76,972

Board Approval of Advisory Agreements
-------------------------------------


                  At a meeting held on November 18, 2003, the Board of the Fund considered the continuation of the Fund's Advisory Agreement for another year. The Board, including the Independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by CSAM or its affiliates in connection with providing services to the Fund, compared the fees charged by CSAM to those charged by CSAM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by CSAM with respect to the Fund. The Board also considered the Fund's performance relative to a selected peer group, the Fund's total expenses in comparison to funds of comparable size, and other factors. For their review, the Board utilized materials prepared by an independent third party. In addition, the Board noted information received at regular meetings throughout the year related to Fund performance and services rendered by CSAM, and benefits potentially accruing to CSAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of CSAM, as well as CSAM's research arrangements with brokers who execute transactions on behalf of the Fund. The Board reviewed the profitability to CSAM and its affiliates of their services to the Fund and considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The Board also reviewed whether it would be appropriate to adopt additional breakpoints in the rate of advisory fees for the Fund.

                  The Board discussed the Fund's underperformance in relation to its benchmark for the year ended August 31, 2003 but noted that the Fund had outperformed its benchmark for the two-, three- and four-year periods ended August 31, 2003 and that CSAM had described the steps that it had taken and would continue to take to address underperformance. The Board recognized that CSAM had continued to invest in the firm's investment capability, including the addition of more and better quality research personnel and that quantitative measuring tools had been developed and were being implemented to enhance portfolio performance. The Board also reviewed the extent to which CSAM was waiving its fees and/or reimbursing the Fund's expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time. Based on information provided, the Board also considered that the Fund's fee structure was competitive with funds with similar investment goals and strategies. In light of the Board's recognition of the steps that had already been taken or were planned to be taken to improve Fund performance, the Board approved the Advisory Agreement.

                  No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve either Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Administration Agreements
-------------------------

                  CSAMSI and State Street Bank and Trust Company ("State Street") serve as co-administrators to the Fund pursuant to separate written agreements with the Fund (the "CSAMSI Co-Administration Agreement" and the "State Street Co-Administration Agreement," respectively).

                  CSAMSI became co-administrator to the Fund on February 1, 2001. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, the Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of 0.10 % of the Fund's average daily net assets.

                  For the past three fiscal years ended October 31, the Fund paid CSAMSI co-administrative service fees, and CSAMSI waived such fees and/or reimbursed expenses under the CSAMSI Co-Administration Agreements as follows:


YEAR ENDED OCTOBER 31, 2003
------------------------------- --------------- --------------------
Fees Paid (After Waivers)           Waivers        Reimbursements
------------------------------- --------------- --------------------
$160,979                              $0               $0
------------------------------- --------------- --------------------


YEAR ENDED OCTOBER 31, 2002
------------------------------- --------------- --------------------
Fees Paid (After Waivers)           Waivers        Reimbursements
------------------------------- --------------- --------------------
$14,089                               $0               $0
------------------------------- --------------- --------------------


FEBRUARY 1, 2001
THROUGH OCTOBER 31, 2001
------------------------------ ---------------- --------------------
Fees Paid (After Waivers)          Waivers         Reimbursements
------------------------------ ---------------- --------------------
$9,997                                $0                 $0
------------------------------ ---------------- --------------------



                  State Street became co-administrator to the Fund on July 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreement, the Fund pays State Street a fee calculated at the annual rate of its pro-rated share of 0.05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and 0.02% of the Fund Complex's average daily net assets in excess of $10 billion, subject to an annual minimum fee, exclusive of out-of-pocket expenses. Each class of shares of the Fund bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. For the period from July 1, 2002 to October 31, 2002 and the fiscal year ended October 31, 2003, the Fund paid State Street fees under the State Street Co-Administration Agreement of 10,974 and $154,268, respectively.


                  PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to the Fund from February 1, 2001 through June 30,

2002. PFPC received fees for its services calculated on the Fund's average daily net assets, as follows:


             ------------------------------------------------------
             ANNUAL RATE
             ------------------------------------------------------
             0.07% for the first $150 million in assets
             ------------------------------------------------------
             0.06% for the next $150 million
             ------------------------------------------------------
             0.05% for assets in excess of $300 million
             ------------------------------------------------------


                  For the period from February 1, 2001 to October 31, 2001 and the period from November 1, 2001 through June 30, 2002, the Fund paid PFPC administration fees of $16,389 and $11,061 respectively, and PFPC waived fees of $5,397 and $6,042, respectively.

                  The Fund and CSAM have obtained an order of exemption (the "Order") from the SEC to permit certain affiliates of CSAM to act as lending agent for the Fund, to permit securities loans to broker-dealer affiliates of CSAM, and to permit the investment of cash collateral received by an affiliated lending agent from borrowers and other uninvested cash amounts in certain money market funds advised by CSAM ("Investment Funds"). The Order contains a number of conditions that are designed to ensure that the securities lending program does not involve overreaching by CSAM or any of its affiliates. These conditions include percentage limitations on the amount of the Fund's assets that may be invested in the Investment Funds, restrictions on the Investment Funds' ability to collect sales charges and certain other fees, and a requirement that each Fund that invests in the Investment Funds will do so at the same price as each other Fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends. CSFB received $10,116 from securities lending transactions for the Fund for the fiscal year ended October 31, 2003.

Code of Ethics
--------------

                  The Fund, CSAM and CSAMSI have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

                  The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

Custodian and Transfer Agent
----------------------------

                  State Street acts as the custodian for the Fund and also acts as the custodian for the Fund's foreign securities pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) makes receipts and disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions for the account of the Fund's portfolio securities held by it and (e) makes periodic reports to the Fund's Board of Trustees concerning the Fund's operations. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Fund and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Fund. For this service to the Fund under the Custodian Agreement, State Street receives a fee which is calculated based upon the Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                  Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), acts as the shareholder servicing, transfer and dividend disbursing agent of the Fund pursuant to separate Transfer Agency and Service Agreements, under which BFDS (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Fund's Board concerning the transfer agent's operations with respect to the Fund. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.


Proxy Voting Policies and Procedures.
-------------------------------------

                  The Fund has adopted CSAM's Proxy Voting Policy and Procedures as its proxy voting policy. The Proxy Voting Policy and Procedures appear as Appendix A to this SAI. The Fund will be required to file Form N-PX with its complete proxy voting record for the 12 months ended June 30 of each year, not later than August 31 of each year. The first such filing will be made no later than August 31, 2004 for the 12 months ended June 30, 2004. Once filed, the Fund's Form N-PX will be available (1) without charge and upon request by calling the Fund toll-free at 800-222-8977 or through CSAM's website, http://www.csam.com and (2) on the SEC's website at http://www.sec.gov.


Distribution and Shareholder Servicing
---------------------------------------

                  CSAMSI is the distributor of the Fund's shares and offers the Fund's shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.




                  CLASS A, CLASS B AND CLASS C SHARES.

                  Pursuant to Rule 12b-1 adopted by the SEC under the 1940 Act, the Fund has a Distribution Agreement (the "Distribution Agreement") and a Rule 12b-1 Plan for the Fund to permit the Fund directly or indirectly to pay expenses associated with the distribution of shares.

                  Pursuant to the provisions of the 12b-1 Plans and the Distribution Agreement, the Fund pays a distribution services fee each month to CSAMSI, with respect to Class A, Class B and Class C shares of the Fund, at an annual rate of up to 0.25%, 1% and 1%, respectively. For the fiscal year ended October 31, 2003, the Fund paid CSAMSI under its 12b-1 Plans as follows:



               CLASS A             CLASS B           CLASS C
               --------            --------          --------
               $193,962            $265,559          $555,477


                  Distribution and service fees on Class A, B and C shares are used to pay CSAMSI to promote the sale of shares and the servicing of accounts of the Fund. CSAMSI also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

                  The expenses incurred by CSAMSI under the 12b-1 Plans for Class A, B and C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating CSAMSI's employees or employees of the distributor's affiliates for their distribution assistance.


                  During the fiscal year ended October 31, 2003, CSAMSI spent the fees paid under the Fund's A Shares 12b-1 Plan as follows:

Advertising                          $6,719

Printing and mailing for            $49,332
promotional purposes

Compensation to broker-dealers      $435,489

People-related and occupancy        $69,391

Other                               $38,368

                  During the fiscal year ended October 31, 2003, CSAMSI spent the fees paid under the Fund's B Shares 12b-1 Plan as follows:

Advertising                           $3,296

Printing and mailing for             $15,359
promotional purposes

Compensation to broker-dealers    $1,177,538

People-related and occupancy         $20,006
Other                                 $9,680

                  During the fiscal year ended October 31, 2003, CSAMSI spent the fees paid under the Fund's C Shares 12b-1 Plan as follows:

Advertising                           $6,243

Printing and mailing for             $24,741
promotional purposes

Compensation to broker-dealers      $664,214

People-related and occupancy         $70,705

Other                                $32,438


                  With respect to sales of the Fund's Class B, Class C or sales of Class A shares through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A, Class B and Class C shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Fund.

                  Under the Distribution Agreements, CSAM may make payments to the Distributor from CSAM's own resources, which may include the management fees paid by the Fund. In addition to the concession and maintenance fee paid to dealers or agents, the Distributor will from time to time pay additional compensation to dealers or agents in connection with the sale of shares. The standard fees for the sales of Classes A, B and C are disclosed in the Fund's Prospectus. CSAMSI and/or its affiliates may enter into special fee arrangements with other parties from time to time. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of the Fund on a financial representative's preferred list of funds or otherwise associated with the financial representative's preferred list of funds or otherwise associated with the financial representative's marketing and other support activities relating to the Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives of such dealers or agents who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Fund during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such dealer or agent may elect to receive cash incentives of equivalent amounts in lieu of such payments.

                  GENERAL. Each 12b-1 Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Fund's Board, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plans ("Independent Trustees"). Any material amendment of any of the 12b-1 Plans would require the approval of the Board in the same manner. The 12b-1 Plans may not be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each of the 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

                  CSAMSI provides the Board of the Fund with periodic reports of amounts spent under the 12b-1 Plans and the purposes for which the expenditures were made.

Organization of the Fund
------------------------

                  Credit Suisse Opportunity Funds (previously the Credit Suisse Warburg Pincus Opportunity Funds) (the "Opportunity Funds") was formed on May 31, 1995 as a business trust under the laws of the state of Delaware. Its shares are currently divided into three series, the Credit Suisse High Income Fund, the Credit Suisse Municipal Money Fund and the Credit Suisse U.S. Government Money Fund. The Credit Suisse Opportunity Funds have an unlimited number of authorized shares of beneficial interest, par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series and an unlimited number of classes.

                  The Agreement and Declaration of Trust provides that no Trustee, officer, employee or agent of the Credit Suisse Opportunity Funds is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third person in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the property of the appropriate Credit Suisse Opportunity Fund for satisfaction of claims arising in connection with the affairs of a Credit Suisse Opportunity Fund. With the exceptions stated, the Agreement and Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Credit Suisse Opportunity Funds against all liability in connection with the affairs of the Credit Suisse Opportunity Funds. The Agreement and Declaration of Trust permits each Fund to redeem shares of a class or series held by a shareholder for any reason subject to applicable law, if the Board of Trustees determines that doing so is in the best interest of the Fund. The Agreement and Declaration of Trust also permits the Board of Trustees, subject to applicable federal and state law, to reorganize or combine the Fund or any of its series or classes into other funds, series or classes without shareholder approval.

                  All shares of the Credit Suisse Opportunity Funds when duly issued will be fully paid and non-assessable. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the

Trustees in the future, for reasons such as the desire to establish one or more additional Credit Suisse Opportunity Funds with different investment objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the Act and the laws of the State of Delaware.

                  Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by Class B and Class C shares, the total return on Class B and Class C shares can be expected to be lower than the total return on Class A shares, of the Fund. Class B shares convert to Class A shares after 8 years but Class C shares never convert to another class of shares, so annual expenses remain higher for Class C shares. Unless the context clearly suggests otherwise, references to the Fund in this prospectus are to the Fund as a whole and not to any particular class of the Fund's shares.

                  Investors in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of the Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Trustee of the Fund may be removed from office upon the vote of shareholders holding at least a majority of the Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Fund.


                  The Fund's charter authorizes the Fund to redeem shares of a class or series held by a shareholder for any reason, subject to applicable law, if the Board determines that doing so is in the best interest of the Fund. The circumstances under which the Board may involuntarily redeem shareholders include, but are not be limited to, (a) a decision to discontinue issuance of shares of a particular class or classes of capital stock, (b) a decision to combine the assets belonging to, or attributable to shares of a particular class or classes of capital stock with those belonging to, or attributable to another class (or classes) of capital stock, (c) a decision to sell the assets belonging to, or attributable to a particular class or classes of capital stock to another registered investment company in exchange for securities issued by the other registered investment company, or (d) a decision to liquidate the Fund or the assets belonging to, or attributable to the particular classes or classes of capital stock (subject in each case to any vote of stockholders that may be required by law notwithstanding the foregoing authority granted to the Board). Redemption proceeds may be paid in cash or in kind. The Fund would provide prior notice of any plan to involuntarily redeem shares absent extraordinary circumstances. The exercise of the power granted to the Board under the charter is subject to the Board's fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules thereunder.

                  The Fund sends to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained on the Credit Suisse Funds web site at www.csam.com.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  The offering price of the Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund, plus, in the case of Class A shares of the Fund, any applicable sales charges.

                  As a convenience to the investor and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Fund retain the right to waive such fee in their sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Fund).

                  Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Fund are authorized to accept orders on the Fund's behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

                  CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES. Class A shares, Class B shares and Class C shares are designed for investors seeking the advice of financial representatives and are not offered directly for purchase from the Fund. All purchases of Class A shares, Class B shares and Class C shares are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.

                  Class A shares of the Fund are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):


                     INITIAL SALES CHARGE -- CLASS A SHARES

----------------------------------- ------------------- ----------------- --------------------------
Amount Purchased                     As a % of Amount      As a % of        Commission to Financial
                                         Invested        Offering Price    Representative as a % of
                                                                                Offering Price
----------------------------------- ------------------- ----------------- --------------------------
Less than $50,000                         6.10%              5.75%                   5.00%
----------------------------------- ------------------- ----------------- --------------------------
$50,000 to less than $100,000             4.99%              4.75%                   4.00%
----------------------------------- ------------------- ----------------- --------------------------
$100,000 to less than $250,000            3.90%              3.75%                   3.00%
----------------------------------- ------------------- ----------------- --------------------------
$250,000 to less than $500,000            2.56%              2.50%                   2.00%
----------------------------------- ------------------- ----------------- --------------------------
$500,000 to less than $1,000,000          2.04%              2.00%                   1.75%
----------------------------------- ------------------- ----------------- --------------------------
$1,000,000 or more                          0*                 0                     1.00%**
----------------------------------- ------------------- ----------------- --------------------------


* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).


**        The distributor may pay a financial representative a fee as follows:
          up to 1% on purchases up to and including $3 million, up to 0.50% on the next $47 million, and up to 0.25% on purchase amounts over $50 million.


                  From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933.

                  Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's Class A shares, Class B shares or Class C shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold the Fund's Class A shares, Class B shares or Class C shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for record keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for these services. The Prospectus relating to Class A shares, Class B shares or Class C shares should be read in connection with such firms' material regarding their fees and services.

                  Reduced sales charges shown in the above schedules apply to the aggregate of purchases of Class A shares of the Fund made at one time by any "purchaser." The term "purchaser" includes:

          o an individual, the individual's spouse or domestic partner, and his or her children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

          o any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

          o a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member; and

          o a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.


                  INITIAL SALES CHARGE WAIVERS. The initial sales charge may be waived for the following shareholders or transactions: (1) investment advisory clients of the Adviser; (2) officers, current and former Trustees of the Fund, current and former directors or trustees of other investment companies managed by the CSAM or its affiliates, officers, directors and full-time employees of CSAM or its affiliates ("Related Entities"); or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Fund); (3) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the Fund); (4) shares purchased by registered investment advisers ("RIAs") on behalf of fee-based accounts or by broker-dealers that have sales agreements with the Fund and for which shares have been purchased on behalf of wrap fee client accounts and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services; (5) shares purchased for 401(k) Plans, 403(b) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans; (6) Class B shares which are automatically converted to Class A shares; (7) Class A shares acquired when dividends and distributions are reinvested in the Fund; and (8) Class A shares offered to any other investment company to effect the combination of such company with Fund by merger, acquisition of assets or otherwise.

                  For the fiscal years ended October 31, 2002 and October 31, 2003, CSAMSI received $59,954 and $907,398, respectively, on the sale of Class A shares of the Fund, of which CSAMSI retained $5,786 and $56,066, respectively. For the fiscal years ended October 31, 2002 and October 31, 2003, CSAMSI did not receive any contingent deferred sales charges on redemptions of Class A shares of the Fund. For the fiscal years ended October 31, 2002 and

October 31, 2003, CSAMSI received $63,493 and $39,566 and $477 and $39,460 in contingent deferred sales charges on redemptions of Class B and Class C shares, respectively, of the Fund.


Redemptions
-----------

                  GENERAL. Shares of the Fund may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Fund of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B and Class C shares of the Fund, and certain redemptions of Class A shares of the Fund.

                  Under the 1940 Act, the Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (the Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                  If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90- day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                  AUTOMATIC CASH WITHDRAWAL PLAN. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. As described in the Prospectus, certain withdrawals under the Plan for the holder of Class A shares, Class B shares, and Class C shares of the Fund may be subject to a deferred sales charge.

                  SPECIAL PROVISIONS APPLICABLE TO THE FUND'S CLASS B AND CLASS C SHARES ONLY.

                  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                        Contingent Deferred Sales Charge
                                      as a Percentage of the Lesser of
        Year Since Purchase             Dollars Invested or Redemption
            Payment Made                          Proceeds

First...........................                    4.0%

Second..........................                    3.0%

Third...........................                    2.0%

Fourth..........................                    1.0%

After Fourth....................                    0.0%


                  For U.S. federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

                  CONTINGENT DEFERRED SALES CHARGE - GENERAL. The following example will illustrate the operation of the contingent deferred sales charge on Class B shares. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

                  The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received. For example, an investment made on September 10, 2002 will be eligible for the second year's charge if redeemed on or after October 1, 2003. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. CSAMSI receives any contingent deferred sales charge directly.

                  The CDSC applicable to redemptions of Class C shares made within one year from the original date of purchase of such shares is waived for donor-advised charitable funds advised or sponsored by CSAM or its affiliates.

                  A limited Contingent Deferred Sales Charge ("Limited CDSC") is imposed by the Fund upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid any commission to the financial representative. The Limited CDSC also applies to redemptions of shares of other funds into which such Class A share are exchanged.

                               EXCHANGE PRIVILEGE

                  An exchange privilege with certain other funds advised by CSAM is available to investors in the Fund. A Common shareholder may exchange Common shares of the Fund for Common shares of another Credit Suisse Fund at their respective net asset values. A Class A, Class B or Class C shareholder of the Fund may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse money market fund, without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares.

                  If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at the Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and, except for exchanges of Class A shares, Class B shares or Class C shares, will be effected without a sales charge. The Fund may refuse exchange purchases at any time without prior notice.

                  The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for U.S. federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of the Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 800-927-2874.

                  The Fund reserves the right to refuse exchange purchases by any person or group if, in CSAM's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Fund reserves the right to terminate or modify the exchange privilege at any time upon 60 days notice to shareholders.


                  The Fund reserves the right to refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive or short-term trading. If the Fund rejects an exchange, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Fund and its shareholders. The Fund is intended to be a longer-term investment and not a short-term trading vehicle. Because excessive or short-term trading can hurt the Fund and its shareholders, the Fund tries to identify persons and groups who engage in market timing and reject purchase or exchange orders from them.

However, the Fund's efforts to curb market timing may not be entirely successful. In particular, the Fund's ability to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by financial intermediaries, such as brokers, retirement plan accounts and fee based-program accounts, is limited to those instances in which the financial intermediary discloses the underlying shareholder accounts. As a result, the Fund may not be able to identify excessive or short-term trading and refuse such purchase or exchange requests. Depending on the portion of Fund shares held through omnibus accounts (which may represent most of Fund shares), market timing could adversely affect shareholders.


                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.


The Fund

                  The Fund intends to continue to qualify as a regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

                  As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of its "investment company taxable income" (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain other adjustments) and (ii) 90% of its net tax-exempt interest income for the taxable year is distributed to its shareholders (the "Distribution Requirement"). The Fund will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

                  The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The Fund currently expects to distribute any such excess annually to its shareholders. However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

                  The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

                  If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. However, such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.


Special Tax Considerations
--------------------------

                  The following discussion relates to the particular federal income tax consequences of the investment policies of the Fund.

                  The Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement or to avoid the federal excise tax. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

                  Zero Coupon Securities. The Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal income tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

                  Constructive Sales. The so-called "constructive sale" provisions of the Code apply to activities by the Fund that lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a future or forward contract. The entry into a short sale or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause the Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

                  Straddles. The options transactions that the Fund enters into, if any, may result in "straddles" for U.S. federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Fund for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the required distribution that the Fund must make in order to avoid the federal excise tax. Furthermore, in determining its investment company taxable income and ordinary income, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Fund of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Fund is uncertain which (if any) of these elections it will make.


                  Options and Section 1256 Contracts. If the Fund writes a covered put or call option, it generally will not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the Fund will generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the Fund in determining the capital gain or loss recognized in the resultant sale. However, the Fund's investment in so-called "section 1256 contracts," if any, such as certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax rules. Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of section 1256 contracts that the Fund continued to hold. Investors should also note that section 1256 contracts will be treated as having been sold on October 31 in calculating the required distribution that the Fund must make to avoid the federal excise tax.

                  The Fund may elect not to have the year-end mark-to-market rule apply to section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not section 1256 contracts.

                  Foreign Currency Transactions. In general, gains from transactions involving foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the asset diversification requirement described above.

                  Under section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, the Fund may elect capital gain or loss treatment for such transactions. Alternatively, the Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to section 988 of the Code will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to section 988 of the Code exceed other investment company taxable income during a taxable year, the Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.

                  Foreign Taxes. Dividends and interest (and in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund expects that it will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.

Taxation of U.S. Shareholders
-----------------------------


                  Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.





                  Distributions of net-long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits are generally subject to tax as ordinary income. Because the Fund invests primarily in fixed income securities, it does not expect that a significant portion of its dividends will be treated as "qualified dividend income," which is generally eligible for taxation for individual shareholders at the rates applicable to long-term capital gains (currently at a maximum rate of 15%).





                  Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.


                  Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

                  Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

                  Backup Withholding. The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

                  Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.


                  Other Taxation. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

                  Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.





                        INDEPENDENT AUDITORS AND COUNSEL

                  PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, Philadelphia, Pennsylvania 19103, serves as independent auditors for the Fund. The financial statements for the fiscal years ended October 31, 2001, October 31, 2002 and October 31, 2003 that are incorporated by reference in this Statement of Additional Information have been audited by PwC, whose report thereon appears elsewhere herein and have been incorporated by reference herein in reliance upon the report of such firm of independent auditors given upon their authority as experts in accounting and auditing. The financial statements from the fund's inception through the fiscal year ended October 31, 2000 were audited by the fund's previous auditors.

                  Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as counsel for the Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS


                  As of February 2, 2004, the names, address and percentage of ownership of other persons that control the Fund (within the meaning of the rules and regulations under the 1940 Act) or own of record 5% or more of a class of the Fund's outstanding shares were as follows:

                                        Class A      Class B      Class C
                                        -------      -------      -------
Merrill Lynch Pierce                      30.86%
Fenner & Smith Inc. *
4800 Deer Lake Drive East
Jacksonville, FL  32246-6488

Charles Schwab & Co. Inc.                 16.81%
Special Custody Account
for the Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4

State Street Bank & Trust Co               8.10%
Trustee FBO Nat'l Gypsum Co.
Emp. Retirement Trust
U/A DTD 11/22/1999
125 Sunnynoll Ct., Suite 200
Winston Salem, NC
27106-5061

Merrill Lynch Pierce                                 63.53%
Fenner & Smith Inc.
4800 Deer Lake Drive East
Jacksonville, FL. 32246-6486

Merrill Lynch Pierce                                                58.35%
Fenner & Smith Inc.
4800 Deer Lake Drive East
Jacksonville, FL. 32246-6486

* The Fund believes that these entities are not the beneficial owner of shares held of record by them.

                              FINANCIAL STATEMENTS


                  The Fund's audited annual report, dated October 31, 2003, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the Fund included therein. The Fund will furnish without charge a copy of the annual report upon request by calling Credit Suisse Funds at 800-927-2874.

                                   APPENDIX A

                       CREDIT SUISSE ASSET MANAGEMENT, LLC

                                CSAM CAPITAL INC.

                               CREDIT SUISSE FUNDS
                        CREDIT SUISSE INSTITUTIONAL FUNDS
                              CSAM CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

Introduction
------------

     Credit Suisse Asset Management, LLC and CSAM Capital Inc. (collectively, "CSAM") are fiduciaries that owe each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

     The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are ofthe belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy
------

     The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee
----------------------

     The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

     For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

     CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts
---------

     CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.


Consent
-------

     In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.


Recordkeeping
-------------

     CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting. These records include the following:

     o    a copy of the Policy;

     o    a copy of each proxy statement received on behalf of CSAM clients;

     o    a record of each vote cast on behalf of CSAM clients;

     o a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

     o a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.

     CSAM reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.


Disclosure
----------

     CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

     ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

     The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                               PROXY VOTING POLICY

Operational Items
-----------------

     Adjourn Meeting

         Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

     Amend Quorum Requirements

         Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

     Amend Minor Bylaws

         Generally vote for bylaw or charter changes that are of a housekeeping nature.

     Change Date, Time, or Location of Annual Meeting

         Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     Ratify Auditors

          Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors
------------------

     Voting on Director Nominees in Uncontested Elections

         Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

     Cumulative Voting

         Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Director and Officer Indemnification and Liability Protection

         Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

     Filling Vacancies/Removal of Directors

         Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

     Independent Chairman (Separate Chairman/CEO)

         Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

     Majority of Independent Directors

         Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

     Term Limits

         Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests
--------------

     Voting on Director Nominees in Contested Elections

         Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

     Amend Bylaws without Shareholder Consent

         Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

     Confidential Voting

         Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

     Cumulative Voting

         Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues
-----------------------------------------------

     Advance Notice Requirements for Shareholder Proposals/Nominations

         Votes on advance notice proposals are determined on a case-by-case basis.

     Amend Bylaws without Shareholder Consent

         Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

     Poison Pills (Shareholder Rights Plans)

         Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

     Shareholders' Ability to Act by Written Consent

         Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by writt

     Shareholders' Ability to Call Special Meetings

         Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

     Supermajority Vote Requirements

         Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring
----------------------------------

     Appraisal Rights

         Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

     Asset Purchases

         Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments;
         (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

     Asset Sales

         Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

     Conversion of Securities

         Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review
         (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements;

         guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

     Corporate Reorganization

         Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
         (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
     Reverse Leveraged Buyouts

         Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
         (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Formation of Holding Company

         Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

     Joint Ventures

         Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

     Mergers and Acquisitions

         Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits;
         (3) offer price; (4) fairness opinion; (5) how the deal was negotiated;
         (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

     Private Placements

         Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review:
         (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Prepackaged Bankruptcy Plans

         Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
         (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Recapitalization

         Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
         (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

         Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Spinoffs

         Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights;
         (6) change in the capital structure

     Value Maximization Proposals

         Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure
-----------------

     Adjustments to Par Value of Common Stock

         Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

     Common Stock Authorization

         Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     Dual-class Stock

         Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

     Issue Stock for Use with Rights Plan

         Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

     Preemptive Rights

         Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

     Preferred Stock

         Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

     Recapitalization

         Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
         (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

         Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Share Repurchase Programs

         Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     Stock Distributions: Splits and Dividends

         Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

     Tracking Stock

         Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation
-----------------------------------

     Executive and Director Compensation

         Votes on compensation plans for directors are determined on a case-by-case basis.

     Stock Plans in Lieu of Cash

         Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

     Director Retirement Plans

         Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

     Management Proposals Seeking Approval to Reprice Options

         Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

     Incentive Bonus Plans and Tax Deductibility Proposals

         Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

     Employee Stock Ownership Plans (ESOPs)

         Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

     401(k) Employee Benefit Plans

         Generally vote for proposals to implement a 401(k) savings plan for employees.

     Shareholder Proposals Regarding Executive and Director Pay

         Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

     Performance-Based Option Proposals

         Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

     Stock Option Expensing

         Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

     Golden and Tin Parachutes

         Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

                                   APPENDIX B


                             DESCRIPTION OF RATINGS

Commercial Paper Ratings
------------------------

                  Commercial paper rated A-1 by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings
----------------------

                  The following summarizes the ratings used by S&P for corporate bonds:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                  BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the ratings used by Moody's for corporate bonds:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Note Ratings
-----------------------

                  The following summarizes the two highest ratings used by S&P for short-term notes:

                  SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

                  SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

                  The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

                  MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                  MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Municipal Obligations Ratings
-----------------------------

                  The following summarizes the ratings used by S&P for Municipal
Obligations:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                  BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the highest four municipal ratings used by Moody's:

                  Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds which are rated as Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                     PART C

                                OTHER INFORMATION

Item 23.    EXHIBITS
            --------

     (a)  (1) Form of Agreement and Declaration of Trust dated May 31, 1995. 1

          (2)  Certificate of Amendment dated July 13, 2000. 2

          (3)  Certificate of Amendment dated January 16, 2001. 3

          (4)  Certificate of Amendment dated February 1, 2001. 3

          (5)  Certificate of Amendment dated February 6, 2001. 3

          (6)  Certificate of Amendment effective December 12, 2001. 4

          (7)  Certificate of Amendment effective December 12, 2001. 5

          (8) Certificate and Instrument of Amendment to the Amended and Restated Agreement and Declaration of Trust dated June 17, 2002. 6


          (9) Certificate and Instrument of Amendment to the Amended and Restated Agreement and Declaration of Trust dated June 18, 2003. 7


     (b)  (1)  Form of By-Laws as adopted July 1995. 1

          (2)  Amendment to By-Laws. 3

--------------------------

1 Incorporated by reference to the corresponding exhibit in the Registrant's Registration Statement on Form N-1A, filed on September 1, 1995 (Securities Act File No. 33-92982).

2 Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A, filed on August 1, 2000 (Securities Act File No. 33-92982).

3 Incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A, filed on February 28, 2001 (Securities Act File No. 33-92982).

4 Incorporated by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A, filed on December 31, 2001 (Securities Act File No. 33-92982).

5 Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A, filed on February 14, 2002 (Securities Act File No. 33-92982).

6 Incorporated by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A, filed on December 30, 2002 (Securities Act File No. 33-92982).


7 Incorporated by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A, filed on July 11, 2003 (Securities Act File No. 33-92982).

          (3)  Amendment to By-Laws as adopted December 12, 2001. 4

          (4)  Amended and Restated By-Laws as adopted February 12, 2002. 6


     (c)  Not applicable.

     (d) (1) Investment Advisory Agreement with Credit Suisse Asset Management, LLC dated March 23, 2001. 4

          (2) Sub-Investment Advisory Agreement with Credit Suisse Asset Management Limited ("CSAM U.K.") dated May 1, 2002. 6

          (3) Amendment to Sub-Investment Advisory Agreement dated July 22, 2002. 6

          (4) Sub-Investment Advisory Agreement with Credit Suisse Asset Management Limited ("CSAM Japan") dated May 1, 2002. 6

          (5) Amendment to Sub-Investment Advisory Agreement dated July 22, 2002. 6

          (6) Sub-Investment Advisory Agreement with Credit Suisse Asset Management (Australia) Limited ("CSAM Australia") dated October 9, 2002. 8


     (e) (1) Distribution Agreement with Credit Suisse Asset Management Securities, Inc. dated December 18, 2000 ("CSAMSI"). 9

          (2)  Amendment to Distribution Agreement dated April 11, 2003.


     (f)  Not Applicable.

     (g) (1) Custodian Agreement with State Street Bank and Trust Company ("State Street") dated October 20, 2000. 10

          (2) Amendment to Custodian Agreement with State Street dated April 26, 2001. 11

----------------------------

8 Incorporated by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A filed on February 24, 2003 (Securities Act File No. 33-92982).

9 Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A, filed on December 29, 2000 (Securities Act File No. 33-92982).

10 Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on November 22, 2000 (Securities Act File No. 33-58125).

11 Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on June 29, 2001 (Securities Act File No. 33-58125).

          (3) Amendment to Custodian Agreement with State Street dated May 16, 2001. 11

          (4) Amended Exhibit I to Custodian Agreement with State Street dated May 16, 2001. 11

     (h) (1) Form of Services Agreement for the Credit Suisse International Fund, Credit Suisse Municipal Money Fund and Credit Suisse U.S. Government Money Fund dated April 1, 1998. 12

          (2) Form of Amendment to Services Agreement for the Credit Suisse High Income Fund. 12

          (3) Form of Interim and Restated Service Agreement dated November 3, 2000. 9

          (4) Assignment Agreement by and between CSAMSI and Provident Distributors, Inc. 4


          (5)  Co-Administration Agreement with CSAMSI dated February 1, 2001.

          (6)  Amendment to Co-Administration Agreement dated February 13,
               2003.13


          (7) Co-Administration Agreement with State Street dated March 18, 2002. 14

          (8) Transfer Agency Agreement with Boston Financial Data Services, Inc. ("BFDS") dated February 1, 2001. 8

          (8) Amendment to Transfer Agency Agreement with BFDS dated December 31, 2002. 8

     (i)  Legal Opinion. 1

     (j)  (1)  Consent of PricewaterhouseCoopers, LLP Independent Auditors.

          (2)  Powers of Attorney.

-------------------------
12 Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A, filed on February 23, 1999 (Securities Act File No. 33-92982).


13 Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of Credit Suisse Institutional Fixed Income Fund, Inc. filed on December 23, 2003 (Securities Act File No. 333-60673).

14 Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Credit Suisse Strategic Small Cap Fund, Inc., filed on May 3, 2002 (Securities Act File No. 333-64554).

     (k) (1) Form of Subscription Agreement with initial shareholders for the Credit Suisse International Fund. 1


          (2) Form of Subscription Agreement with initial shareholders for the Credit Suisse Municipal Money Fund and the Credit Suisse U.S. Government Money Fund. 15


          (3) Form of Subscription Agreement with initial shareholders for the Credit Suisse High Income Fund dated January 11, 1999. 12

     (l) (1) Rule 12b-1 Plans for the Class A and B Shares of the Credit Suisse International Fund. 1


          (2) Rule 12b-1 Plans of Class A shares of the Credit Suisse Municipal Money Fund and the Credit Suisse U.S. Government Money Fund dated May 1, 2003. 7

          (3) Rule 12b-1 Plans of the Class A shares of Credit Suisse High Income Fund dated May 1, 2003. 7

          (4) Rule 12b-1 Plans of the Class B Shares for the Credit Suisse High Income Fund dated May 1, 2003. 7

          (5) Rule 12-1 Plans of the Class C Shares for the Credit Suisse High Income Fund dated May 1, 2003. 7

          (6) Rule 12b-1 Plans of the Common Class Shares for the Credit Suisse International Fund and Credit Suisse High Income Fund dated May 1, 2003. 7


     (m)  Not Applicable.


     (n)  Amended Rule 18f-3 Plan dated November 12, 2001. 16

     (o) (1) Amended Code of Ethics dated February 14, 2003 for High Income Fund and International Fund. 17

          (2)  Code of Ethics for CSAM U.K. 18


-----------------------
15 Incorporated by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A, filed on January 24, 1997 (Securities Act File No. 33-92982).


16 Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A of Credit Suisse Capital Appreciation Fund, filed on November 8, 2001 (Securities Act File No. 33-12344).

17 Incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on March 31, 2003 (Securities Act File No. 33-58125).

          (3)  Code of Ethics for CSAM Japan. 6

          (4)  Code of Ethics for CSAM Australia. 6

Item 24. Persons Controlled by or Under Common Control with Registrant.
         ---------------------------------------------------------------

                  From time to time, Credit Suisse Asset Management, LLC ("CSAM, LLC") may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund's shares on behalf of discretionary advisory clients. CSAM, LLC has two wholly-owned subsidiaries: Warburg Pincus Asset Management International, Inc., a Delaware corporation and Warburg Pincus Asset Management (Dublin) Limited, an Irish corporation.

Item 25. Indemnification
         ---------------

                  Registrant, officers and directors/trustees of Credit Suisse Asset Management, LLC ("CSAM" or the "Adviser"), of Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of the Registrant. Discussion of this coverage is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A, filed on February 14, 2002.

Item 26. Business and Other Connections of Investment Advisor
         ----------------------------------------------------

         CSAM acts as investment adviser to the Registrant. CSAM renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 26 of officers and Trustees of CSAM, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by CSAM (SEC File No. 801-37170).

Item 27. Principal Underwriter
         ---------------------


--------------------------------------------------------------------------------
18 Incorporated by reference to the Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A of Credit Suisse Institutional Fund, Inc., filed on August 30, 2000 (Securities Act File No. 33-47880).

          (a) CSAMSI acts as distributor for Registrant, as well as for Credit Suisse Institutional Fund; Credit Suisse Institutional High Yield Fund; Credit Suisse Institutional Money Market Fund; Credit Suisse Institutional Fixed Income Fund; Credit Suisse Capital Funds; Credit Suisse Capital Appreciation Fund; Credit Suisse Cash Reserve Fund; Credit Suisse Emerging Growth Fund; Credit Suisse Emerging Markets Fund; Credit Suisse Fixed Income Fund; Credit Suisse Select Equity Fund; Credit Suisse Global Fixed Income Fund; Credit Suisse Global Post-Venture Capital Fund; Credit Suisse International Focus Fund; Credit Suisse Japan Equity Fund; Credit Suisse New York Municipal Fund; Credit Suisse New York Tax Exempt Fund; Credit Suisse Short Duration Bond Fund; Credit Suisse Strategic Small Cap Fund; Credit Suisse Small Cap Growth Fund and Credit Suisse Trust.


     (b) For information relating to each Trustee, officer or partner of CSAM Securities, reference is made to Form BD (SEC File No. 8-46564) filed by CSAM Securities under the Securities Exchange Act of 1934.

     (c)  None.

Item 28. Location of Accounts and Records
         --------------------------------

                  (1)      Credit Suisse Opportunity Funds
                           466 Lexington Avenue
                           New York, New York  10017-3147
                           (Fund's Agreement and Declaration of Trust, By-Laws and minute books)

                  (2)      Credit Suisse Asset Management, LLC
                           466 Lexington Avenue
                           New York, New York  10017-3147
                           (records relating to its functions as
                           investment adviser)

                  (3) Credit Suisse Asset Management Securities, Inc. 466 Lexington Avenue
                           New York, New York  10017-3147
                           (records relating to its functions as
                           co-administrator and distributor)

                  (4)      State Street Bank and Trust Company
                           225 Franklin Street
                           Boston, Massachusetts  02110
                           (records relating to its functions as
                           co-administrator and custodian)

                  (5)      Boston Financial Data Services, Inc.
                           2 Heritage Drive
                           North Quincy, Massachusetts  02171
                           (records relating to its functions as transfer agent and dividend disbursing agent)

Item 29.          Management Services
                  -------------------

                  Not applicable.

Item 30.          Undertakings.
                  ------------

                  Not applicable.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 19th day of February 2004.


                                            CREDIT SUISSE OPPORTUNITY FUNDS




                                         By: /s/ Joseph D. Gallagher
                                            -------------------------
                                            Joseph D. Gallagher
                                            Chairman and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:


Signature                                                      Title                         Date
---------                                                      -----                         ----


/s/ Joseph D. Gallagher                          Chairman and Chief Executive       February  19, 2004
-----------------------
Joseph D. Gallagher                              Officer
/s/Michael A. Pignataro                          Treasurer and Chief Financial      February  19, 2004
---------------------------
   Michael A. Pignataro                          Officer
/s/William W. Priest*                            Trustee                            February  19, 2004
---------------------------
   William W. Priest

/s/Richard H. Francis*                           Trustee                            February  19, 2004
---------------------------
   Richard H. Francis

/s/Jeffrey E. Garten*                            Trustee                            February  19, 2004
--------------
   Jeffrey E. Garten
----------------------------------

/s/James S. Pasman, Jr.*                         Trustee                            February  19, 2004
---------------------------
   James S. Pasman, Jr.

/s/Steven N. Rappaport*                          Trustee                            February  19, 2004
---------------------------
   Steven N. Rappaport

/s/Peter F. Krogh*                               Trustee                            February  19, 2004
------------------
   Peter F. Krogh

*By:/s/Michael A. Pignataro

     Michael A. Pignataro as Attorney-in-Fact

                                INDEX TO EXHIBITS

  Exhibit No.                         Description of Exhibit
  -----------                         ----------------------


  e(2)          Amendment to Distribution Agreement dated April 11, 2003
  h(5)          Co-Administration Agreement with CSAMSI dated February 1, 2001.

  j(1)          Consent of PricewaterhouseCoopers, LLP Independent Auditors.


  j(2)          Powers of Attorney





                                       2